SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Advisor Series I
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
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(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2) Form, Schedule or Registration Statement No.:
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(4) Date Filed:

Fidelity® Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Value Strategies Fund
Fidelity Value Strategies Fund*
Funds of
Fidelity Advisor Series I

82 Devonshire Street, Boston, Massachusetts 02109
1-877-208-0098
or
1-800-544-3198
(For Fidelity Value Strategies Fund only)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor Strategic Growth Fund, and Fidelity Advisor Value Strategies Fund (the funds), will be held at an office of Fidelity Advisor Series I (the trust), 245 Summer Street, 14th Floor, Boston, Massachusetts 02210 on July 18, 2007, at 9:30 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Dividend Growth Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

2. To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Dynamic Capital Appreciation Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

3. To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Equity Growth Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

4. To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Equity Value Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

5. To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Large Cap Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

6. To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Mid Cap Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

7. To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Small Cap Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

8. To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Strategic Growth Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

9. To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Value Strategies Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

The Board of Trustees has fixed the close of business on May 21, 2007 as the record date for the determination of the shareholders of each of the funds and classes, if applicable, entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

May 21, 2007

*Fidelity Value Strategies Fund is a class of Fidelity Advisor Value Strategies Fund.

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the number found in the shaded box on the front of your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR SERIES I:
FIDELITY ADVISOR DIVIDEND GROWTH FUND
FIDELITY ADVISOR DYNAMIC CAPITAL APPRECIATION FUND
FIDELITY ADVISOR EQUITY GROWTH FUND
FIDELITY ADVISOR EQUITY VALUE FUND
FIDELITY ADVISOR LARGE CAP FUND
FIDELITY ADVISOR MID CAP FUND
FIDELITY ADVISOR SMALL CAP FUND
FIDELITY ADVISOR STRATEGIC GROWTH FUND
FIDELITY ADVISOR VALUE STRATEGIES FUND
FIDELITY VALUE STRATEGIES FUND*

TO BE HELD ON JULY 18, 2007

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Advisor Series I (the trust) to be used at the Special Meeting of Shareholders of Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor Strategic Growth Fund, and Fidelity Advisor Value Strategies Fund (the funds) and at any adjournments thereof (the Meeting), to be held on July 18, 2007 at 9:30 a.m. ET at 245 Summer Street, 14th Floor, Boston, Massachusetts 02210, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

The following table summarizes the proposals applicable to each fund.

Proposal #	Proposal Description	Applicable Fund	Page
1.

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Dividend Growth Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

Fidelity Advisor Dividend Growth Fund
2.

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Dynamic Capital Appreciation Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

Fidelity Advisor Dynamic Capital Appreciation Fund
3.

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Equity Growth Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

Fidelity Advisor Equity Growth Fund
4.

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Equity Value Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

Fidelity Advisor Equity Value Fund
5.

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Large Cap Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

Fidelity Advisor Large Cap Fund
6.

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Mid Cap Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

Fidelity Advisor Mid Cap Fund
7.

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Small Cap Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

Fidelity Advisor Small Cap Fund
8.

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Strategic Growth Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

Fidelity Advisor Strategic Growth Fund
9.

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Value Strategies Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

Fidelity Advisor Value Strategies Fund

*Fidelity Value Strategies Fund is a retail class of Fidelity Advisor Value Strategies Fund.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about May 21, 2007. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds and their classes. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds and classes. The approximate anticipated total cost of these services is as follows:

Fund Name	Estimated aggregate cost for D.F. King & Co., Inc. to call and solicit votes	Estimated aggregate cost for D.F. King & Co., Inc. to receive votes over the phone
Fidelity Advisor Dividend Growth Fund: Class A	$	$
Fidelity Advisor Dividend Growth Fund: Class T	$	$
Fidelity Advisor Dividend Growth Fund: Class B	$	$
Fidelity Advisor Dividend Growth Fund: Class C	$	$
Fidelity Advisor Dividend Growth Fund: Institutional Class	$	$
Fidelity Advisor Dynamic Capital Appreciation Fund: Class A	$	$
Fidelity Advisor Dynamic Capital Appreciation Fund: Class T	$	$
Fidelity Advisor Dynamic Capital Appreciation Fund: Class B	$	$
Fidelity Advisor Dynamic Capital Appreciation Fund: Class C	$	$
Fidelity Advisor Dynamic Capital Appreciation Fund: Institutional Class	$	$
Fidelity Advisor Equity Growth Fund: Class A	$	$
Fidelity Advisor Equity Growth Fund: Class T	$	$
Fidelity Advisor Equity Growth Fund: Class B	$	$
Fidelity Advisor Equity Growth Fund: Class C	$	$
Fidelity Advisor Equity Growth Fund: Institutional Class	$	$
Fidelity Advisor Equity Value Fund: Class A	$	$
Fidelity Advisor Equity Value Fund: Class T	$	$
Fidelity Advisor Equity Value Fund: Class B	$	$
Fidelity Advisor Equity Value Fund: Class C	$	$
Fidelity Advisor Equity Value Fund: Institutional Class	$	$
Fidelity Advisor Large Cap Fund: Class A	$	$
Fidelity Advisor Large Cap Fund: Class T	$	$
Fidelity Advisor Large Cap Fund: Class B	$	$
Fidelity Advisor Large Cap Fund: Class C	$	$
Fidelity Advisor Large Cap Fund: Institutional Class	$	$
Fidelity Advisor Mid Cap Fund: Class A	$	$
Fidelity Advisor Mid Cap Fund: Class T	$	$
Fidelity Advisor Mid Cap Fund: Class B	$	$
Fidelity Advisor Mid Cap Fund: Class C	$	$
Fidelity Advisor Mid Cap Fund: Institutional Class	$	$
Fidelity Advisor Small Cap Fund: Class A	$	$
Fidelity Advisor Small Cap Fund: Class T	$	$
Fidelity Advisor Small Cap Fund: Class B	$	$
Fidelity Advisor Small Cap Fund: Class C	$	$
Fidelity Advisor Small Cap Fund: Institutional Class	$	$
Fidelity Advisor Strategic Growth Fund: Class A	$	$
Fidelity Advisor Strategic Growth Fund: Class T	$	$
Fidelity Advisor Strategic Growth Fund: Class B	$	$
Fidelity Advisor Strategic Growth Fund: Class C	$	$
Fidelity Advisor Strategic Growth Fund: Institutional Class	$	$
Fidelity Advisor Value Strategies Fund: Class A	$	$
Fidelity Advisor Value Strategies Fund: Class T	$	$
Fidelity Advisor Value Strategies Fund: Class B	$	$
Fidelity Advisor Value Strategies Fund: Class C	$	$
Fidelity Advisor Value Strategies Fund: Institutional Class	$	$
Fidelity Value Strategies Fund*	$	$

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the funds, provided the expenses do not exceed each class's existing voluntary expense caps of:

	Class A	Class T	Class B	Class C	Institutional Class	Retail Class
Fidelity Advisor Dividend Growth Fund	1.25%	1.50%	2.00%	2.00%	1.00%	--
Fidelity Advisor Dynamic Capital Appreciation Fund	1.25%	1.50%	2.00%	2.00%	1.00%	--
Fidelity Advisor Equity Growth Fund	1.25%	1.50%	2.00%	2.00%	1.00%	--
Fidelity Advisor Equity Value Fund	1.25%	1.50%	2.00%	2.00%	1.00%	--
Fidelity Advisor Large Cap Fund	1.25%	1.50%	2.00%	2.00%	1.00%	--
Fidelity Advisor Mid Cap Fund	1.25%	1.50%	2.00%	2.00%	1.00%	--
Fidelity Advisor Small Cap Fund	1.40%	1.65%	2.15%	2.15%	1.15%	--
Fidelity Advisor Strategic Growth Fund	1.25%	1.50%	2.00%	2.00%	1.00%	--
Fidelity Advisor Value Strategies Fund	1.25%	1.50%	2.00%	2.00%	1.00%	--
Fidelity Value Strategies Fund*	--	--	--	--	--	1.00%

*Fidelity Value Strategies Fund is a retail class of Fidelity Advisor Value Strategies Fund.

Expenses exceeding each class's voluntary expense cap will be paid by FMR.

The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs are allocated among the funds based upon the number of shareholder accounts in each fund. The costs are allocated on a pro rata basis to each class of a fund based on the net assets of each class relative to the total net assets of the fund.

The principal business address of FMR, each fund's investment adviser and administrator, and FMR Co., Inc. (FMRC), sub-adviser to the funds, is One Federal Street, Boston, Massachusetts 02110. The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 25 Lovat Lane, London, EC3R 8LL, England; Fidelity Research & Analysis Company (FRAC) (formerly known as Fidelity Management & Research (Far East) Inc. (FMR Far East)), located at 82 Devonshire Street, Boston, Massachusetts 02109; Fidelity Investments Japan Limited (FIJ), located at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan; Fidelity International Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), located at 25 Cannon Street, London, England EC4M5TA are also sub-advisers to the funds.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each class of each fund issued and outstanding as of [month] [date], [year] are indicated in the following table:

Number of Shares
Fidelity Advisor Dividend Growth Fund: Class A
Fidelity Advisor Dividend Growth Fund: Class T
Fidelity Advisor Dividend Growth Fund: Class B
Fidelity Advisor Dividend Growth Fund: Class C
Fidelity Advisor Dividend Growth Fund: Institutional Class
Fidelity Advisor Dynamic Capital Appreciation Fund: Class A
Fidelity Advisor Dynamic Capital Appreciation Fund: Class T
Fidelity Advisor Dynamic Capital Appreciation Fund: Class B
Fidelity Advisor Dynamic Capital Appreciation Fund: Class C
Fidelity Advisor Dynamic Capital Appreciation Fund: Institutional Class
Fidelity Advisor Equity Growth Fund: Class A
Fidelity Advisor Equity Growth Fund: Class T
Fidelity Advisor Equity Growth Fund: Class B
Fidelity Advisor Equity Growth Fund: Class C
Fidelity Advisor Equity Growth Fund: Institutional Class
Fidelity Advisor Equity Value Fund: Class A
Fidelity Advisor Equity Value Fund: Class T
Fidelity Advisor Equity Value Fund: Class B
Fidelity Advisor Equity Value Fund: Class C
Fidelity Advisor Equity Value Fund: Institutional Class
Fidelity Advisor Large Cap Fund: Class A
Fidelity Advisor Large Cap Fund: Class T
Fidelity Advisor Large Cap Fund: Class B
Fidelity Advisor Large Cap Fund: Class C
Fidelity Advisor Large Cap Fund: Institutional Class
Fidelity Advisor Mid Cap Fund: Class A
Fidelity Advisor Mid Cap Fund: Class T
Fidelity Advisor Mid Cap Fund: Class B
Fidelity Advisor Mid Cap Fund: Class C
Fidelity Advisor Mid Cap Fund: Institutional Class
Fidelity Advisor Small Cap Fund: Class A
Fidelity Advisor Small Cap Fund: Class T
Fidelity Advisor Small Cap Fund: Class B
Fidelity Advisor Small Cap Fund: Class C
Fidelity Advisor Small Cap Fund: Institutional Class
Fidelity Advisor Strategic Growth Fund: Class A
Fidelity Advisor Strategic Growth Fund: Class T
Fidelity Advisor Strategic Growth Fund: Class B
Fidelity Advisor Strategic Growth Fund: Class C
Fidelity Advisor Strategic Growth Fund: Institutional Class
Fidelity Advisor Value Strategies Fund: Class A
Fidelity Advisor Value Strategies Fund: Class T
Fidelity Advisor Value Strategies Fund: Class B
Fidelity Advisor Value Strategies Fund: Class C
Fidelity Advisor Value Strategies Fund: Institutional Class
Fidelity Value Strategies Fund*

[As of March 31, 2007, the nominees and officers of the trust owned, in the aggregate, less than 1% of the funds' outstanding shares.]

[To the knowledge of the trust, substantial (5% or more) record and/or beneficial ownership of [each/the fund(s) [and class] on March 31, 2007 was as follows:]

[To the knowledge of the trust, no [other] shareholder owned of record or beneficially more than 5% of the outstanding shares of [each class of] the funds on that date.]

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on May 21, 2007 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a fund shareholder of record. If you need additional copies of this Proxy Statement, please contact Fidelity at 1-877-208-0098 (for all funds expect Fidelity Value Strategies Fund) or 1-800-544-3198 (for Fidelity Value Strategies Fund). If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household or do not want to receive multiple copies of future proxy statements, call Fidelity at 1-877-208-0098 (for all funds except Fidelity Value Strategies Fund) or contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

*Fidelity Value Strategies Fund is a retail class of Fidelity Advisor Value Strategies Fund.

For a free copy of each fund's (except Fidelity Value Strategies Fund) annual report for the fiscal year ended November 30, 2006 call 1-800-208-0098, log-on to advisor.fidelity.com, or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109. For a free copy of Fidelity Value Strategies Fund's annual report for the fiscal year ended November 30, 2006 call 1-800-544-3198, log-on to www.fidelity.com, or write to FDC at 82 Devonshire Street, Boston, MA 02109.

VOTE REQUIRED: Approval of Proposals 1 through 9 requires the affirmative vote of a "majority of the outstanding voting securities" of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to each Proposal, votes to ABSTAIN and broker non-votes, if applicable, will have the same effect as votes cast AGAINST the Proposal.

1. TO APPROVE AN AMENDED MANAGEMENT CONTRACT THAT INCLUDES ADDING A PERFORMANCE ADJUSTMENT COMPONENT TO THE MANAGEMENT FEE FOR FIDELITY ADVISOR DIVIDEND GROWTH FUND AND GIVING THE TRUSTEES THE AUTHORITY TO CHANGE THE FUND'S PERFORMANCE ADJUSTMENT INDEX GOING FORWARD, WITHOUT A SHAREHOLDER VOTE, SUBJECT TO APPLICABLE LAW

The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees) has approved, and recommends that shareholders of the fund approve, an amended management contract with FMR (the Amended Contract) in the form attached to this Proxy Statement as Exhibit 1. The Amended Contract adds a performance adjustment component (the Performance Adjustment) to the management fee that FMR receives from the fund for managing its investments and business affairs under the fund's existing management contract with FMR (the Present Contract). (For information on FMR, see the section entitled "Activities and Management of FMR" on page [__].)

In addition to these modifications discussed in more detail below, other non-material changes to the Amended Contract are proposed (Exhibit 1). The changes are intended to clarify certain language in the Present Contract. If the proposal is approved by shareholders, these non-material changes will be included in the Amended Contract.

Current Management Fee. The fund's current management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate of 0.30%. The total management fee for the fund's fiscal year ended November 30, 2006 was 0.5662%.

Proposed Amendments to the Present Management Contract. The Amended Contract would add a Performance Adjustment to the fund's management fee that would reward FMR by increasing management fees when the fund outperforms its benchmark index, and would penalize FMR by decreasing management fees when the fund underperforms its benchmark index. In addition, if shareholders vote in favor of this proposal the Trustees will have the authority to change the performance adjustment index going forward, without a shareholder vote, subject to SEC limitations. For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page [__]. A copy of the proposed Amended Contract, marked to indicate the proposed amendments, is attached as Exhibit 1 on page [_]. Except for the modifications discussed in this proposal and for nonmaterial changes intended to clarify certain language in the Present Contract, the Amended Contract is substantially identical to the Present Contract.

Addition of a Performance Adjustment. Performance adjustments are intended to reward a fund's investment adviser for good investment performance and penalize a fund's investment adviser for bad investment performance relative to an appropriate benchmark. Performance adjustments also serve to more closely align the interests of shareholders with those of the investment adviser. The SEC rules for calculating performance adjustments generally ensure that positive or negative adjustments result from the adviser's management skill and not from random or irrelevant factors. To this end, the SEC rules require that an appropriate benchmark index be used for purposes of calculating a performance adjustment.

If the proposal is approved, FMR intends to use the Standard & Poor's 500SM  Index (S&P 500® Index), the fund's current benchmark index, for calculating the Performance Adjustment. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. FMR believes that the S&P 500 Index is an appropriate benchmark for the fund because it is representative of the fund's investment universe. The proposed performance adjustment benchmark is currently used by similar funds managed by FMR.

The Performance Adjustment, which is calculated monthly, is based on the fund's performance relative to the benchmark index and assets for the most recent 36 months. If the fund were to outperform the S&P 500 Index over 36 months, FMR would receive a positive Performance Adjustment, which would increase the management fee paid to FMR. If the fund were to underperform the S&P 500 Index, the management fee paid to FMR would be reduced by a negative Performance Adjustment. The Performance Adjustment rate is 0.02% for each percentage point (the performance of the fund and the S&P 500 Index each being calculated to the nearest 0.01%) of outperformance or underperformance, subject to a maximum rate of ±0.20% of the average net assets over the 36-month performance period. The performance of the fund is measured by the performance of Institutional Class for this purpose.

Although the Performance Adjustment is subject to a maximum rate of +/- 0.20%, it is calculated as a dollar amount. Because the Performance Adjustment will be based on the fund's 36-month average net assets, the Performance Adjustment as a dollar amount can be more than 0.20% or less than -0.20% when measured against current assets. For example, if the fund outperformed its index by 8 percentage points, the performance adjustment rate would be a positive 0.16% (0.02% multiplied by 8). If the fund's current net assets were the same as its 36-month average net assets, the Performance Adjustment also would be 0.16%. However, if the fund's current assets were double the 36-month average assets, the Performance Adjustment would be 0.08% based on current assets, because the dollar amount of the fee increase is spread over a larger asset base. Similarly, if the fund's current assets were half the 36-month average, the performance adjustment would be 0.32% based on current assets, because the dollar amount of the fee increase is spread over a smaller asset base.

Impact of Adding a Performance Adjustment. If the proposal is approved, to prevent unfairness to the fund, the Performance Adjustment will be implemented prospectively. For the first eleven months following shareholder approval there will be no Performance Adjustment and the fund's management fee will equal the Basic Fee Rate. The Basic Fee Rate is the sum of the Group Fee Rate, which declines as FMR's fund assets under management increase, and a fixed Individual Fund Fee Rate of 0.30%. Starting with the twelfth month after shareholder approval, the Performance Adjustment will take effect and the management fee will be adjusted upward or downward, depending on the fund's performance relative to its benchmark, the S&P 500 Index. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

Under the Amended Contract, the Performance Adjustment is determined by comparing the performance of Institutional Class of the fund for the performance period to the performance of the index. The fund currently has five classes of shares: Class A, Class T, Class B, Class C, and Institutional Class. The differences between the performance of the fund's classes is, in large part, reflective of the differences between the expenses of these classes. FMR believes that a Performance Adjustment based on Institutional Class of the fund rather than the other classes of the fund is a fairer means to calculate performance because Institutional Class' expenses do not include fund-paid 12b-1 fees, which are unrelated to FMR's investment skill (fund-paid 12b-1 fees are distribution expenses incurred under a Distribution and Service Plan, approved on behalf of Class A, Class T, Class B, and Class C of the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940).

The impact of the proposed addition of a Performance Adjustment to the fund's management fee will depend on the fund's future performance relative to the S&P 500 Index. However, the past performance of the S&P 500 Index and the fund can be used to show what the impact would have been on management fees for the fiscal year ended November 30, 2006 if the fund had operated under a Performance Adjustment using the S&P 500 Index as a benchmark.

During the fiscal year ended November 30, 2006, the fund's Basic Fee Rate was 0.5662%, which was composed of a Group Fee Rate and an Individual Fund Fee Rate of 0.30%. For the fiscal year ended November 30, 2006, if the fund's management fee had included a Performance Adjustment (using the S&P 500 Index as its benchmark), the fund's management fee would have been 0.3249%, composed of the Basic Fee Rate and a negative Performance Adjustment of (0.2412)%. Thus, the Performance Adjustment would have resulted in a lower aggregate management fee under the Amended Contract, than the amount payable under the Present Contract.

The following chart compares the rolling 36-month returns (the measurement period used to calculate Performance Adjustments) for Institutional Class of the fund and the S&P 500 Index for the past three years ended November 30, 2006.

FA Dividend Growth – Inst Class vs Proposed Index
Rolling 36-Month Returns
FA Dividend Growth – Inst Class
S&P 500
%
40
30
20
10
0
-10
-20
-30
-40
11/03
02/04
05/04
08/04
11/04
02/05
05/05
08/05
11/05
02/06
05/06
08/06
11/06

Comparison of Management Fees. The following tables compare the fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable, to the management fee the fund would have incurred if the Amended Contract (including the Performance Adjustment) had been in effect during the same period. For this purpose, the Performance Adjustment amounts presented for the Amended Contract for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable, have been calculated using the rolling 36-month historical performance of the fund. Management fees are expressed in dollars and as percentages of the fund's average net assets for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable.

HYPOTHETICAL EXAMPLES

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2006

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	19,965,309	0.5662	19,965,309	0.5662	0	0
Performance Adjustment	0	0.0000	(8,506,055)	(0.2412)	(8,506,055)	(0.2412)
Total Management Fee	19,965,309	0.5662	11,459,254	0.3249	(8,506,055)	(0.2412)

FOR THE 12-MONTH PERIOD ENDED FEBRUARY 28, 2007

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	19,799,827	0.5646	19,799,827	0.5646	0	0
Performance Adjustment	0	0.0000	(8,322,279)	(0.2373)	(8,322,279)	(0.2373)
Total Management Fee	19,799,827	0.5646	11,477,548	0.3273	(8,322,279)	(0.2373)

The following tables provide data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable, under the Present Contract and if the proposed addition of the Performance Adjustment had been in effect during the same periods. As with the tables above, the Performance Adjustment amounts incorporated in the management fee expenses listed for the Amended Contract have been calculated using the rolling 36-month historical performance of the index during the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable.

The following tables also describe the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any reduction of certain expenses during the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable.

HYPOTHETICAL EXAMPLES

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED
NOVEMBER 30, 2006

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A	Present Contract	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	Amended Contract
Management Fee	0.57%		0.32%
12b-1 Fee	0.25%		0.25%
Other Expenses	0.31%		0.31%
Total Class Operating Expenses*	1.13%		0.88%
Class T	Present Contract		Amended Contract
Management Fee	0.57%		0.32%
12b-1 Fee	0.50%		0.50%
Other Expenses	0.25%		0.25%
Total Class Operating Expenses*	1.32%		1.07%
Class B	Present Contract		Amended Contract
Management Fee	0.57%		0.32%
12b-1 Fee	1.00%		1.00%
Other Expenses	0.36%		0.36%
Total Class Operating Expenses*	1.93%		1.68%
Class C	Present Contract		Amended Contract
Management Fee	0.57%		0.32%
12b-1 Fee	1.00%		1.00%
Other Expenses	0.30%		0.30%
Total Class Operating Expenses*	1.87%		1.62%
Institutional Class	Present Contract		Amended Contract
Management Fee	0.57%		0.32%
12b-1 Fee	None		None
Other Expenses	0.23%		0.23%
Total Class Operating Expenses*	0.80%		0.55%

*Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.25%; Class T, 1.50%; Class B, 2.00%; Class C, 2.00%; and Institutional Class, 1.00%.

COMPARATIVE EXPENSE TABLE FOR THE 12-MONTH PERIOD ENDED
FEBRUARY 28, 2007

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A	Present Contract	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	Amended Contract
Management Fee	0.56%		0.33%
12b-1 Fee	0.25%		0.25%
Other Expenses	0.31%		0.31%
Total Class Operating Expenses*	1.12%		0.89%
Class T	Present Contract		Amended Contract
Management Fee	0.56%		0.33%
12b-1 Fee	0.50%		0.50%
Other Expenses	0.25%		0.25%
Total Class Operating Expenses*	1.31%		1.08%
Class B	Present Contract		Amended Contract
Management Fee	0.56%		0.33%
12b-1 Fee	1.00%		1.00%
Other Expenses	0.36%		0.36%
Total Class Operating Expenses*	1.92%		1.69%
Class C	Present Contract		Amended Contract
Management Fee	0.56%		0.33%
12b-1 Fee	1.00%		1.00%
Other Expenses	0.30%		0.30%
Total Class Operating Expenses*	1.86%		1.63%
Institutional Class	Present Contract		Amended Contract
Management Fee	0.56%		0.33%
12b-1 Fee	None		None
Other Expenses	0.23%		0.23%
Total Class Operating Expenses*	0.79%		0.56%

*Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.25%; Class T, 1.50%; Class B, 2.00%; Class C, 2.00%; and Institutional Class, 1.00%.

Example: The following illustrates the expenses, including the maximum front-end sales charge or contingent deferred sales charge, as applicable, on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Fiscal Year Ended November 30, 2006

	1 Year	\\\\\\\\\\\\\\\\\\\\\\\\\	3 Years	\\\\\\\\\\\\\\\\\\\\\\\\\	5 Years	\\\\\\\\\\\\\\\\\\\\\\\\\	10 Years
Class A:
Present Contract	$684		$913		$1,161		$1,871
Amended Contract	$660		$840		$1,035		$1,597
Class T:
Present Contract	$480		$754		$1,048		$1,885
Amended Contract	$455		$678		$919		$1,610
Class B:
Present Contract	$696		$906		$1,242		$1,949A
Amended Contract	$671		$830		$1,113		$1,674A
Class C:
Present Contract	$290		$588		$1,011		$2,190
Amended Contract	$265		$511		$881		$1,922
Institutional Class:
Present Contract	$82		$255		$444		$990
Amended Contract	$56		$176		$307		$689

A Reflects conversion to Class A shares after a maximum of seven years.

12-Month Period Ended February 28, 2007

	1 Year	\\\\\\\\\\\\\\\\\\\\\\\\\	3 Years	\\\\\\\\\\\\\\\\\\\\\\\\\	5 Years	\\\\\\\\\\\\\\\\\\\\\\\\\	10 Years
Class A:
Present Contract	$683		$911		$1,156		$1,860
Amended Contract	$661		$843		$1,040		$1,608
Class T:
Present Contract	$479		$751		$1,043		$1,608
Amended Contract	$456		$681		$925		$1,621
Class B:
Present Contract	$695		$903		$1,237		$1,938A
Amended Contract	$672		$833		$1,118		$1,685A
Class C:
Present Contract	$289		$585		$1,006		$2,180
Amended Contract	$266		$514		$887		$1,933
Institutional Class:
Present Contract	$81		$252		$439		$978
Amended Contract	$57		$179		$313		$701

A Reflects conversion to Class A shares after a maximum of seven years.

The purpose of these examples and the tables is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The examples above should not be considered a representation of future expenses of the fund, because actual expenses may vary from year to year and may be higher or lower than those shown above.

Changing the Performance Adjustment Index for Fidelity Advisor Dividend Growth Fund in the future without a shareholder vote. The Amended Contract allows the Board of Trustees, on behalf of the fund, to change the fund's performance adjustment index without a shareholder vote. This ability is subject to the provisions of the 1940 Act and the Investment Advisers Act of 1940, as modified or interpreted by the SEC (the Acts).

The Amended Contract will allow the Board to designate an alternative appropriate index for purposes of calculating the Performance Adjustment for the fund without a shareholder vote, provided the Acts permit them to do so. Currently, the Acts do not permit the Board to make such a change, and SEC approval would be required to do so. However, if future changes to the Acts or SEC positions allow this flexibility, the Board would be permitted to change the index without a shareholder vote. For example, if the index provider discontinued the performance adjustment index, the Amended Contract would give the Board the ability to change the fund's performance adjustment index without the delay and expense of having to first conduct a proxy solicitation. Any such change would be implemented prospectively. However, even if permitted under applicable law, the Board would only avail itself of this new flexibility if it were in the interests of the fund and its shareholders to do so. To date, FMR has not requested SEC relief to change a fund's performance adjustment index without shareholder approval.

Board Approval of Investment Advisory Contracts and Management Fees.
Advisor Dividend Growth Fund

On December 14, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended management contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval. If approved by shareholders, the Amended Contract will add a performance adjustment component to the management fee that FMR receives from the fund under the fund's existing management contract. The performance adjustment will take effect in the twelfth month after commencement of the performance period and the index used to calculate the fund's performance adjustment will be the S&P 500 Index (the Index). The Amended Contract also will allow the Board to change the fund's performance adjustment index in the future without a shareholder vote, if applicable law permits the Board to do so. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the Amended Contract for the fund, the Board was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of advisory, administrative, distribution and shareholder services performed by the investment adviser, FMR, and the sub-advisers, and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. In determining whether to add a performance adjustment component to the fund's management fee, the Board considered the rolling 36-month returns of the fund compared to the rolling 36-month returns of the Index over the three years ended October 31, 2006. The Board noted that over the rolling 36-month period ended October 31, 2006, the fund generally underperformed the Index.

The Board recognized that past performance would have no impact on performance in the future. The Board recognized that, in connection with its annual renewal of the fund's current management contract and sub-advisory agreements at its July 2006 meeting, the Board had reviewed the fund's returns and the returns of the Index over the one-, three-, and five-year periods ended December 31, 2005, and had stated that the relative investment performance of the fund was lower than the Index for the one- and three- year periods, although the fund's five- year cumulative return was higher than the Index.

The Board also noted that the Amended Contract would give the Board the ability to designate an alternative appropriate index for the fund without the delay and expense of having first to conduct a proxy solicitation, if applicable law would permit the Board to do so.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, with the proposed performance adjustment, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance (based on the performance of Institutional Class of the fund) for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment will provide FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and help to more closely align the interests of FMR and the fund's shareholders. The Board considered that a performance adjustment based on the performance of Institutional Class of the fund, which has lower expenses than the other classes of the fund, may result in a higher performance adjustment, and therefore a higher management fee, than a performance adjustment based on a class with higher expenses. The Board also considered that, because the addition of the performance adjustment to the calculation of the fund's management fee will be implemented prospectively, the future impact on management fees will depend solely on the fund's future performance relative to the Index.

Nonetheless, the Board considered the management fee that the fund incurred under the current management contract (without the performance adjustment) for the 12-month period ended October 31, 2006, compared to the hypothetical management fee that the fund would have incurred if the Amended Contract (with the performance adjustment) had been in effect during that period.

The Board noted that if the Amended Contract had been in effect during the 12-month period ended October 31, 2006, the fund's basic fee would have been reduced by a negative performance adjustment of 24.2 basis points. As a result, the fund's hypothetical management fee would have been 24.2 basis points ($8.6 million) lower if the Amended Contract had been in effect during that period. The Board also noted that the fund generally underperformed the Index over the rolling 36-month period ended October 31, 2006.

Based on its review, the Board concluded that the fund's proposed management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because the fund's management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Index - the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because the Board was approving an arrangement under which the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the fund's Amended Contract, like the current contract, incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the Amended Contract is fair and reasonable, and that the Amended Contract should be approved and submitted to shareholders for their approval.

2. TO APPROVE AN AMENDED MANAGEMENT CONTRACT THAT INCLUDES ADDING A PERFORMANCE ADJUSTMENT COMPONENT TO THE MANAGEMENT FEE FOR FIDELITY ADVISOR DYNAMIC CAPITAL APPRECIATION FUND AND GIVING THE TRUSTEES THE AUTHORITY TO CHANGE THE FUND'S PERFORMANCE ADJUSTMENT INDEX GOING FORWARD, WITHOUT A SHAREHOLDER VOTE, SUBJECT TO APPLICABLE LAW

The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees) has approved, and recommends that shareholders of the fund approve, an amended management contract with FMR (the Amended Contract) in the form attached to this Proxy Statement as Exhibit 2. The Amended Contract adds a performance adjustment component (the Performance Adjustment) to the management fee that FMR receives from the fund for managing its investments and business affairs under the fund's existing management contract with FMR (the Present Contract). (For information on FMR, see the section entitled "Activities and Management of FMR" on page [__].)

In addition to these modifications discussed in more detail below, other non-material changes to the Amended Contract are proposed (Exhibit 2). The changes are intended to clarify certain language in the Present Contract. If the proposal is approved by shareholders, these non-material changes will be included in the Amended Contract.

Current Management Fee. The fund's current management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate of 0.30%. The total management fee for the fund's fiscal year ended November 30, 2006 was 0.5640%.

Proposed Amendments to the Present Management Contract. The Amended Contract would add a Performance Adjustment to the management fee that would reward FMR by increasing management fees when the fund outperforms its benchmark index, and would penalize FMR by decreasing management fees when the fund underperforms its benchmark index. In addition, if shareholders vote in favor of this proposal the Trustees will have the authority to change the performance adjustment index going forward, without a shareholder vote, subject to SEC limitations. For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page [__]. A copy of the proposed Amended Contract, marked to indicate the proposed amendments, is attached as Exhibit 2 on page [_]. Except for the modifications discussed in this proposal and for nonmaterial changes intended to clarify certain language in the Present Contract, the Amended Contract is substantially identical to the Present Contract.

Addition of a Performance Adjustment. Performance adjustments are intended to reward a fund's investment adviser for good investment performance and penalize a fund's investment adviser for bad investment performance relative to an appropriate benchmark. Performance adjustments also serve to more closely align the interests of shareholders with those of the investment adviser. The SEC rules for calculating performance adjustments generally ensure that positive or negative adjustments result from the adviser's management skill and not from random or irrelevant factors. To this end, the SEC rules require that an appropriate benchmark index be used for purposes of calculating a performance adjustment.

If the proposal is approved, FMR intends to use the Standard & Poor's 500 Index (S&P 500 Index), the fund's current benchmark index, for calculating the Performance Adjustment. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. FMR believes that the S&P 500 Index is an appropriate benchmark for the fund because it is representative of the fund's investment universe. The proposed performance adjustment benchmark is currently used by similar funds managed by FMR.

The Performance Adjustment, which is calculated monthly, is based on the fund's performance relative to the benchmark index and assets for the most recent 36 months. If the fund were to outperform the S&P 500 Index over 36 months, FMR would receive a positive Performance Adjustment, which would increase the management fee paid to FMR. If the fund were to underperform the S&P 500 Index, the management fee paid to FMR would be reduced by a negative Performance Adjustment. The Performance Adjustment rate is 0.02% for each percentage point (the performance of the fund and the S&P 500 Index each being calculated to the nearest 0.01%) of outperformance or underperformance, subject to a maximum rate of ±0.20% of the average net assets over the 36-month performance period. The performance of the fund is measured by the performance of Institutional Class for this purpose.

Although the Performance Adjustment is subject to a maximum rate of +/- 0.20%, it is calculated as a dollar amount. Because the Performance Adjustment will be based on the fund's 36-month average net assets, the Performance Adjustment as a dollar amount can be more than 0.20% or less than -0.20% when measured against current assets. For example, if the fund outperformed its index by 8 percentage points, the performance adjustment rate would be a positive 0.16% (0.02% multiplied by 8). If the fund's current net assets were the same as its 36-month average net assets, the Performance Adjustment also would be 0.16%. However, if the fund's current assets were double the 36-month average assets, the Performance Adjustment would be 0.08% based on current assets, because the dollar amount of the fee increase is spread over a larger asset base. Similarly, if the fund's current assets were half the 36-month average, the performance adjustment would be 0.32% based on current assets, because the dollar amount of the fee increase is spread over a smaller asset base.

Impact of Adding a Performance Adjustment. If the proposal is approved, to prevent unfairness to the fund, the Performance Adjustment will be implemented prospectively. For the first eleven months following shareholder approval there will be no Performance Adjustment and the fund's management fee will equal the Basic Fee Rate. The Basic Fee Rate is the sum of the Group Fee Rate, which declines as FMR's fund assets under management increase, and a fixed Individual Fund Fee Rate of 0.30%. Starting with the twelfth month after shareholder approval, the Performance Adjustment will take effect and the management fee will be adjusted upward or downward, depending on the fund's performance relative to its benchmark, the S&P 500 Index. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

Under the Amended Contract, the Performance Adjustment is determined by comparing the performance of Institutional Class of the fund for the performance period to the performance of the index. The fund currently has five classes of shares: Class A, Class T, Class B, Class C, and Institutional Class. The differences between the performance of the fund's classes is, in large part, reflective of the differences between the expenses of these classes. FMR believes that a Performance Adjustment based on Institutional Class of the fund rather than the other classes of the fund is a fairer means to calculate performance because Institutional Class' expenses do not include fund-paid 12b-1 fees, which are unrelated to FMR's investment skill (fund-paid 12b-1 fees are distribution expenses incurred under a Distribution and Service Plan, approved on behalf of Class A, Class T, Class B, and Class C of the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940).

The impact of the proposed addition of a Performance Adjustment to the fund's management fee will depend on the fund's future performance relative to the S&P 500 Index. However, the past performance of the S&P 500 Index and the fund can be used to show what the impact would have been on management fees for the fiscal year ended November 30, 2006 if the fund had operated under a Performance Adjustment using the S&P 500 Index as a benchmark.

During the fiscal year ended November 30, 2006, the fund's Basic Fee Rate was 0.5640%, which was composed of a Group Fee Rate and an Individual Fund Fee Rate of 0.30%. For the fiscal year ended November 30, 2006, if the fund's management fee had included a Performance Adjustment (using the S&P 500 Index as its benchmark), the fund's management fee would have been 0.6590%, composed of the Basic Fee Rate and a positive Performance Adjustment of 0.0950%. Thus, the Performance Adjustment would have resulted in a higher aggregate management fee under the Amended Contract, than the amount payable under the Present Contract.

The following chart compares the rolling 36-month returns (the measurement period used to calculate Performance Adjustments) for Institutional Class of the fund and the S&P 500 Index for the past three years ended November 30, 2006.

FA Dynamic Cap App - Inst Class vs Proposed Index
Rolling 36-Month Returns
FA Dynamic Cap App - Inst Class
S&P 500
%
40
30
20
10
0
-10
-20
-30
-40
11/03
02/04
05/04
08/04
11/04
02/05
05/05
08/05
11/05
02/06
05/06
08/06
11/06

Comparison of Management Fees. The following tables compare the fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable, to the management fee the fund would have incurred if the Amended Contract (including the Performance Adjustment) had been in effect during the same period. For this purpose, the Performance Adjustment amounts presented for the Amended Contract for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable, have been calculated using the rolling 36-month historical performance of the fund. Management fees are expressed in dollars and as percentages of the fund's average net assets for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable.

HYPOTHETICAL EXAMPLES

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2006

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	2,189,041	0.5640	2,189,041	0.5640	0	0
Performance Adjustment	0	0.0000	368,615	0.0950	368,615	0.0950
Total Management Fee	2,189,041	0.5640	2,557,656	0.6590	368,615	0.0950

FOR THE 12-MONTH PERIOD ENDED FEBRUARY 28, 2007

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	2,697,917	0.5688	2,697,917	0.5688	0	0
Performance Adjustment	0	0.0000	338,207	0.0713	338,207	0.0713
Total Management Fee	2,697,917	0.5688	3,036,124	0.6401	338,207	0.0713

The following tables provide data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable, under the Present Contract and if the proposed addition of the Performance Adjustment had been in effect during the same periods. As with the tables above, the Performance Adjustment amounts incorporated in the management fee expenses listed for the Amended Contract have been calculated using the rolling 36-month historical performance of the index during the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable.

The following tables also describe the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any reduction of certain expenses during the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable.

HYPOTHETICAL EXAMPLES

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED
NOVEMBER 30, 2006

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A	Present Contract	Amended Contract
Management Fee	0.56%	0.66%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.42%	0.42%
Total Class Operating Expenses*	1.23%	1.33%
Class T	Present Contract	Amended Contract
Management Fee	0.56%	0.66%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.41%	0.41%
Total Class Operating Expenses*	1.47%	1.57%
Class B	Present Contract	Amended Contract
Management Fee	0.56%	0.66%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.45%	0.45%
Total Class Operating Expenses*	2.01%	2.11%
Class C	Present Contract	Amended Contract
Management Fee	0.56%	0.66%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.41%	0.41%
Total Class Operating Expenses*	1.97%	2.07%
Institutional Class	Present Contract	Amended Contract
Management Fee	0.56%	0.66%
12b-1 Fee	None	None
Other Expenses	0.28%	0.28%
Total Class Operating Expenses*	0.84%	0.94%

*Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.25%; Class T, 1.50%; Class B, 2.00%; Class C, 2.00%; and Institutional Class, 1.00%.

COMPARATIVE EXPENSE TABLE FOR THE 12-MONTH PERIOD ENDED
FEBRUARY 28, 2007

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A	Present Contract	Amended Contract
Management Fee	0.57%	0.64%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.42%	0.42%
Total Class Operating Expenses*	1.24%	1.31%
Class T	Present Contract	Amended Contract
Management Fee	0.57%	0.64%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.41%	0.41%
Total Class Operating Expenses*	1.48%	1.55%
Class B	Present Contract	Amended Contract
Management Fee	0.57%	0.64%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.45%	0.45%
Total Class Operating Expenses*	2.02%	2.09%
Class C	Present Contract	Amended Contract
Management Fee	0.57%	0.64%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.41%	0.41%
Total Class Operating Expenses*	1.98%	2.05%
Institutional Class	Present Contract	Amended Contract
Management Fee	0.57%	0.64%
12b-1 Fee	None	None
Other Expenses	0.28%	0.28%
Total Class Operating Expenses*	0.85%	0.92%

*Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.25%; Class T, 1.50%; Class B, 2.00%; Class C, 2.00%; and Institutional Class, 1.00%.

Example: The following illustrates the expenses, including the maximum front-end sales charge or contingent deferred sales charge, as applicable, on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Fiscal Year Ended November 30, 2006

	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$693	$943	$1,212	$1,978
Amended Contract	$703	$972	$1,262	$2,084
Class T:
Present Contract	$464	$799	$1,125	$2,046
Amended Contract	$504	$828	$1,175	$2,152
Class B:
Present Contract	$704	$930	$1,283	$2,042A
Amended Contract	$714	$961	$1,334	$2,149A
Class C:
Present Contract	$300	$618	$1,062	$2,296
Amended Contract	$310	$649	$1,114	$2,400
Institutional Class:
Present Contract	$86	$268	$466	$1,037
Amended Contract	$96	$300	$520	$1,155

A Reflects conversion to Class A shares after a maximum of seven years.

12-Month Period Ended February 28, 2007

	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$694	$946	$1,217	$1,989
Amended Contract	$701	$966	$1,252	$2,063
Class T:
Present Contract	$495	$802	$1,130	$2,057
Amended Contract	$502	$822	$1,165	$2,131
Class B:
Present Contract	$705	$934	$1,288	$2,053A
Amended Contract	$712	$955	$1,324	$2,128A
Class C:
Present Contract	$301	$621	$1,068	$2,306
Amended Contract	$308	$643	$1,103	$2,379
Institutional Class:
Present Contract	$87	$271	$471	$1,049
Amended Contract	$94	$293	$509	$1,131

A Reflects conversion to Class A shares after a maximum of seven years.

The purpose of these examples and the tables is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The examples above should not be considered a representation of future expenses of the fund, because actual expenses may vary from year to year and may be higher or lower than those shown above.

Changing the Performance Adjustment Index for Fidelity Advisor Dynamic Capital Appreciation Fund in the future without a shareholder vote. The Amended Contract allows the Board of Trustees, on behalf of the fund, to change the fund's performance adjustment index without a shareholder vote. This ability is subject to the provisions of the 1940 Act and the Investment Advisers Act of 1940, as modified or interpreted by the SEC (the Acts).

The Amended Contract will allow the Board to designate an alternative appropriate index for purposes of calculating the Performance Adjustment for the fund without a shareholder vote, provided the Acts permit them to do so. Currently, the Acts do not permit the Board to make such a change, and SEC approval would be required to do so. However, if future changes to the Acts or SEC positions allow this flexibility, the Board would be permitted to change the index without a shareholder vote. For example, if the index provider discontinued the performance adjustment index, the Amended Contract would give the Board the ability to change the fund's performance adjustment index without the delay and expense of having to first conduct a proxy solicitation. Any such change would be implemented prospectively. However, even if permitted under applicable law, the Board would only avail itself of this new flexibility if it were in the interests of the fund and its shareholders to do so. To date, FMR has not requested SEC relief to change a fund's performance adjustment index without shareholder approval.

Board Approval of Investment Advisory Contracts and Management Fees.
Advisor Dynamic Capital Appreciation Fund

On December 14, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended management contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval. If approved by shareholders, the Amended Contract will add a performance adjustment component to the management fee that FMR receives from the fund under the fund's existing management contract. The performance adjustment will take effect in the twelfth month after commencement of the performance period and the index used to calculate the fund's performance adjustment will be the S&P 500 Index (the Index). The Amended Contract also will allow the Board to change the fund's performance adjustment index in the future without a shareholder vote, if applicable law permits the Board to do so. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the Amended Contract for the fund, the Board was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of advisory, administrative, distribution and shareholder services performed by the investment adviser, FMR, and the sub-advisers, and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. In determining whether to add a performance adjustment component to the fund's management fee, the Board considered the rolling 36-month returns of the fund compared to the rolling 36-month returns of the Index over the three years ended October 31, 2006. The Board noted that over the rolling 36-month period ended October 31, 2006, the fund generally outperformed the Index.

The Board recognized that past performance would have no impact on performance in the future. The Board recognized that, in connection with its annual renewal of the fund's current management contract and sub-advisory agreements at its July 2006 meeting, the Board had reviewed the fund's returns and the returns of the Index over the one-, three-, and five-year periods ended December 31, 2005, and had stated that the relative investment performance of the fund compared favorably to the Index for the one- and three- year periods, although the fund's five- year cumulative return was lower than the Index.

The Board also noted that the Amended Contract would give the Board the ability to designate an alternative appropriate index for the fund without the delay and expense of having first to conduct a proxy solicitation, if applicable law would permit the Board to do so.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, with the proposed performance adjustment, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance (based on the performance of Institutional Class of the fund) for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment will provide FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and help to more closely align the interests of FMR and the fund's shareholders. The Board considered that a performance adjustment based on the performance of Institutional Class of the fund, which has lower expenses than the other classes of the fund, may result in a higher performance adjustment, and therefore a higher management fee, than a performance adjustment based on a class with higher expenses. The Board also considered that, because the addition of the performance adjustment to the calculation of the fund's management fee will be implemented prospectively, the future impact on management fees will depend solely on the fund's future performance relative to the Index.

Nonetheless, the Board considered the management fee that the fund incurred under the current management contract (without the performance adjustment) for the 12-month period ended October 31, 2006, compared to the hypothetical management fee that the fund would have incurred if the Amended Contract (with the performance adjustment) had been in effect during that period.

The Board noted that if the Amended Contract had been in effect during the 12-month period ended October 31, 2006, the fund's basic fee would have been increased by a positive performance adjustment of 10.8 basis points. As a result, the fund's hypothetical management fee would have been 10.8 basis points ($0.4 million) higher if the Amended Contract had been in effect during that period. The Board also noted that the fund generally outperformed the Index over the rolling 36-month period ended October 31, 2006.

Based on its review, the Board concluded that the fund's proposed management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because the fund's management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Index - the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because the Board was approving an arrangement under which the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the fund's Amended Contract, like the current contract, incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the Amended Contract is fair and reasonable, and that the Amended Contract should be approved and submitted to shareholders for their approval.

3. TO APPROVE AN AMENDED MANAGEMENT CONTRACT THAT INCLUDES ADDING A PERFORMANCE ADJUSTMENT COMPONENT TO THE MANAGEMENT FEE FOR FIDELITY ADVISOR EQUITY GROWTH FUND AND GIVING THE TRUSTEES THE AUTHORITY TO CHANGE THE FUND'S PERFORMANCE ADJUSTMENT INDEX GOING FORWARD, WITHOUT A SHAREHOLDER VOTE, SUBJECT TO APPLICABLE LAW

The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees) has approved, and recommends that shareholders of the fund approve, an amended management contract with FMR (the Amended Contract) in the form attached to this Proxy Statement as Exhibit 3. The Amended Contract adds a performance adjustment component (the Performance Adjustment) to the management fee that FMR receives from the fund for managing its investments and business affairs under the fund's existing management contract with FMR (the Present Contract). (For information on FMR, see the section entitled "Activities and Management of FMR" on page [_].)

In addition to these modifications discussed in more detail below, other non-material changes to the Amended Contract are proposed (Exhibit 3). The changes are intended to clarify certain language in the Present Contract. If the proposal is approved by shareholders, these non-material changes will be included in the Amended Contract.

Current Management Fee. The fund's current management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate of 0.30%. The total management fee for the fund's fiscal year ended November 30, 2006 was 0.5667%.

Proposed Amendments to the Present Management Contract. The Amended Contract would add a Performance Adjustment to the management fee that would reward FMR by increasing management fees when the fund outperforms its benchmark index, and would penalize FMR by decreasing management fees when the fund underperforms its benchmark index. In addition, if shareholders vote in favor of this proposal the Trustees will have the authority to change the performance adjustment index going forward, without a shareholder vote, subject to SEC limitations. For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page [__]. A copy of the proposed Amended Contract, marked to indicate the proposed amendments, is attached as Exhibit 3 on page [_]. Except for the modifications discussed in this proposal and for nonmaterial changes intended to clarify certain language in the Present Contract, the Amended Contract is substantially identical to the Present Contract.

Addition of a Performance Adjustment. Performance adjustments are intended to reward a fund's investment adviser for good investment performance and penalize a fund's investment adviser for bad investment performance relative to an appropriate benchmark. Performance adjustments also serve to more closely align the interests of shareholders with those of the investment adviser. The SEC rules for calculating performance adjustments generally ensure that positive or negative adjustments result from the adviser's management skill and not from random or irrelevant factors. To this end, the SEC rules require that an appropriate benchmark index be used for purposes of calculating a performance adjustment.

If the proposal is approved, FMR intends to use the Russell 3000® Growth Index, the fund's current benchmark index, for calculating the Performance Adjustment. The Russell 3000 Growth Index is a market capitalization-weighted index of those stocks of the 3,000 largest U.S. domiciled companies that exhibit growth-oriented characteristics. FMR believes that the Russell 3000 Growth Index is an appropriate benchmark for the fund because it is representative of the fund's investment universe. The proposed performance adjustment benchmark is currently used by similar funds managed by FMR.

The Performance Adjustment, which is calculated monthly, is based on the fund's performance relative to the benchmark index and assets for the most recent 36 months. If the fund were to outperform the Russell 3000 Growth Index over 36 months, FMR would receive a positive Performance Adjustment, which would increase the management fee paid to FMR. If the fund were to underperform the Russell 3000 Growth Index, the management fee paid to FMR would be reduced by a negative Performance Adjustment. The Performance Adjustment rate is 0.02% for each percentage point (the performance of the fund and the Russell 3000 Growth Index each being calculated to the nearest 0.01%) of outperformance or underperformance, subject to a maximum rate of ±0.20% of the average net assets over the 36-month performance period. The performance of the fund is measured by the performance of Institutional Class for this purpose.

Although the Performance Adjustment is subject to a maximum rate of +/- 0.20%, it is calculated as a dollar amount. Because the Performance Adjustment will be based on the fund's 36-month average net assets, the Performance Adjustment as a dollar amount can be more than 0.20% or less than -0.20% when measured against current assets. For example, if the fund outperformed its index by 8 percentage points, the performance adjustment rate would be a positive 0.16% (0.02% multiplied by 8). If the fund's current net assets were the same as its 36-month average net assets, the Performance Adjustment also would be 0.16%. However, if the fund's current assets were double the 36-month average assets, the Performance Adjustment would be 0.08% based on current assets, because the dollar amount of the fee increase is spread over a larger asset base. Similarly, if the fund's current assets were half the 36-month average, the performance adjustment would be 0.32% based on current assets, because the dollar amount of the fee increase is spread over a smaller asset base.

Impact of Adding a Performance Adjustment. If the proposal is approved, to prevent unfairness to the fund, the Performance Adjustment will be implemented prospectively. For the first eleven months following shareholder approval there will be no Performance Adjustment and the fund's management fee will equal the Basic Fee Rate. The Basic Fee Rate is the sum of the Group Fee Rate, which declines as FMR's fund assets under management increase, and a fixed Individual Fund Fee Rate of 0.30%. Starting with the twelfth month after shareholder approval, the Performance Adjustment will take effect and the management fee will be adjusted upward or downward, depending on the fund's performance relative to its benchmark, the Russell 3000 Growth Index. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

Under the Amended Contract, the Performance Adjustment is determined by comparing the performance of Institutional Class of the fund for the performance period to the performance of the index. The fund currently has five classes of shares: Class A, Class T, Class B, Class C, and Institutional Class. The differences between the performance of the fund's classes is, in large part, reflective of the differences between the expenses of these classes. FMR believes that a Performance Adjustment based on Institutional Class of the fund rather than the other classes of the fund is a fairer means to calculate performance because Institutional Class' expenses do not include fund-paid 12b-1 fees, which are unrelated to FMR's investment skill (fund-paid 12b-1 fees are distribution expenses incurred under a Distribution and Service Plan, approved on behalf of Class A, Class T, Class B, and Class C of the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940).

The impact of the proposed addition of a Performance Adjustment to the fund's management fee will depend on the fund's future performance relative to the Russell 3000 Growth Index. However, the past performance of the Russell 3000 Growth Index and the fund can be used to show what the impact would have been on management fees for the fiscal year ended November 30, 2006 if the fund had operated under a Performance Adjustment using the Russell 3000 Growth Index as a benchmark.

During the fiscal year ended November 30, 2006, the fund's Basic Fee Rate was 0.5667%, which was composed of a Group Fee Rate and an Individual Fund Fee Rate of 0.30%. For the fiscal year ended November 30, 2006, if the fund's management fee had included a Performance Adjustment (using the Russell 3000 Growth Index as its benchmark), the fund's management fee would have been 0.5050%, composed of the Basic Fee Rate and a negative Performance Adjustment of (0.0617)%. Thus, the Performance Adjustment would have resulted in a lower aggregate management fee under the Amended Contract, than the amount payable under the Present Contract.

The following chart compares the rolling 36-month returns (the measurement period used to calculate Performance Adjustments) for Institutional Class of the fund and the Russell 3000 Growth Index for the past three years ended November 30, 2006.

FA Equity Growth - Inst Class vs Proposed Index
Rolling 36-Month Returns
FA Equity Growth - Inst Class
Russell 3000 Growth
%
40
30
20
10
0
-10
-20
-30
-40
-50
11/03
02/04
05/04
08/04
11/04
02/05
05/05
08/05
11/05
02/06
05/06
08/06
11/06

Comparison of Management Fees. The following tables compare the fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable, to the management fee the fund would have incurred if the Amended Contract (including the Performance Adjustment) had been in effect during the same period. For this purpose, the Performance Adjustment amounts presented for the Amended Contract for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable, have been calculated using the rolling 36-month historical performance of the fund. Management fees are expressed in dollars and as percentages of the fund's average net assets for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable.

HYPOTHETICAL EXAMPLES

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2006

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	39,166,508	0.5667	39,166,508	0.5667	0	0
Performance Adjustment	0	0.0000	(4,261,901)	(0.0617)	(4,261,901)	(0.0617)
Total Management Fee	39,166,508	0.5667	34,904,607	0.5050	(4,261,901)	(0.0617)

FOR THE 12-MONTH PERIOD ENDED FEBRUARY 28, 2007

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	36,910,762	0.5636	36,910,762	0.5636	0	0
Performance Adjustment	0	0.0000	(6,664,152)	(0.1017)	(6,664,152)	(0.1017)
Total Management Fee	36,910,762	0.5636	30,246,610	0.4619	(6,664,152)	(0.1017)

The following tables provide data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable, under the Present Contract and if the proposed addition of the Performance Adjustment had been in effect during the same periods. As with the tables above, the Performance Adjustment amounts incorporated in the management fee expenses listed for the Amended Contract have been calculated using the rolling 36-month historical performance of the index during the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable.

The following tables also describe the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any reduction of certain expenses during the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable.

HYPOTHETICAL EXAMPLES

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED
NOVEMBER 30, 2006

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A	Present Contract	Amended Contract
Management Fee	0.57%	0.51%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.31%	0.31%
Total Class Operating Expenses*	1.13%	1.07%
Class T	Present Contract	Amended Contract
Management Fee	0.57%	0.51%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.24%	0.24%
Total Class Operating Expenses*	1.31%	1.25%
Class B	Present Contract	Amended Contract
Management Fee	0.57%	0.51%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.37%	0.37%
Total Class Operating Expenses*	1.94%	1.88%
Class C	Present Contract	Amended Contract
Management Fee	0.57%	0.51%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.35%	0.35%
Total Class Operating Expenses*	1.92%	1.86%
Institutional Class	Present Contract	Amended Contract
Management Fee	0.57%	0.51%
12b-1 Fee	None	None
Other Expenses	0.21%	0.21%
Total Class Operating Expenses*	0.78%	0.72%

*Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.25%; Class T, 1.50%; Class B, 2.00%; Class C, 2.00%; and Institutional Class, 1.00%.

COMPARATIVE EXPENSE TABLE FOR THE 12-MONTH PERIOD ENDED
FEBRUARY 28, 2007

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A	Present Contract	Amended Contract
Management Fee	0.56%	0.46%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.31%	0.31%
Total Class Operating Expenses*	1.12%	1.02%
Class T	Present Contract	Amended Contract
Management Fee	0.56%	0.46%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.24%	0.24%
Total Class Operating Expenses*	1.30%	1.20%
Class B	Present Contract	Amended Contract
Management Fee	0.56%	0.46%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.37%	0.37%
Total Class Operating Expenses*	1.93%	1.83%
Class C	Present Contract	Amended Contract
Management Fee	0.56%	0.46%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.35%	0.35%
Total Class Operating Expenses*	1.91%	1.81%
Institutional Class	Present Contract	Amended Contract
Management Fee	0.56%	0.46%
12b-1 Fee	None	None
Other Expenses	0.21%	0.21%
Total Class Operating Expenses*	0.77%	0.67%

*Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.25%; Class T, 1.50%; Class B, 2.00%; Class C, 2.00%; and Institutional Class, 1.00%.

Example: The following illustrates the expenses, including the maximum front-end sales charge or contingent deferred sales charge, as applicable, on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Fiscal Year Ended November 30, 2006

	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$684	$913	$1,161	$1,871
Amended Contract	$678	$896	$1,131	$1,806
Class T:
Present Contract	$479	$751	$1,043	$1,874
Amended Contract	$473	$733	$1,012	$1,808
Class B:
Present Contract	$697	$909	$1,247	$1,955A
Amended Contract	$691	$891	$1,216	$1,890A
Class C:
Present Contract	$295	$603	$1,037	$2,243
Amended Contract	$289	$585	$1,006	$2,180
Institutional Class:
Present Contract	$80	$249	$433	$966
Amended Contract	$74	$230	$401	$894

A Reflects conversion to Class A shares after a maximum of seven years.

12-Month Period Ended February 28, 2007

	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$683	$911	$1,156	$1,860
Amended Contract	$673	$881	$1,106	$1,751
Class T:
Present Contract	$478	$748	$1,038	$1,863
Amended Contract	$468	$718	$987	$1,754
Class B:
Present Contract	$696	$906	$1,242	$1,945A
Amended Contract	$686	$876	$1,190	$1,836A
Class C:
Present Contract	$294	$600	$1,032	$2,233
Amended Contract	$284	$569	$980	$2,127
Institutional Class:
Present Contract	$79	$246	$428	$954
Amended Contract	$68	$214	$373	$835

A Reflects conversion to Class A shares after a maximum of seven years.

The purpose of these examples and the tables is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The examples above should not be considered a representation of future expenses of the fund, because actual expenses may vary from year to year and may be higher or lower than those shown above.

Changing the Performance Adjustment Index for Fidelity Advisor Equity Growth Fund in the future without a shareholder vote. The Amended Contract allows the Board of Trustees, on behalf of the fund, to change the fund's performance adjustment index without a shareholder vote. This ability is subject to the provisions of the 1940 Act and the Investment Advisers Act of 1940, as modified or interpreted by the SEC (the Acts).

The Amended Contract will allow the Board to designate an alternative appropriate index for purposes of calculating the Performance Adjustment for the fund without a shareholder vote, provided the Acts permit them to do so. Currently, the Acts do not permit the Board to make such a change, and SEC approval would be required to do so. However, if future changes to the Acts or SEC positions allow this flexibility, the Board would be permitted to change the index without a shareholder vote. For example, if the index provider discontinued the performance adjustment index, the Amended Contract would give the Board the ability to change the fund's performance adjustment index without the delay and expense of having to first conduct a proxy solicitation. Any such change would be implemented prospectively. However, even if permitted under applicable law, the Board would only avail itself of this new flexibility if it were in the interests of the fund and its shareholders to do so. To date, FMR has not requested SEC relief to change a fund's performance adjustment index without shareholder approval.

Board Approval of Investment Advisory Contracts and Management Fees.
Advisor Equity Growth Fund

On December 14, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended management contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval. If approved by shareholders, the Amended Contract will add a performance adjustment component to the management fee that FMR receives from the fund under the fund's existing management contract. The performance adjustment will take effect in the twelfth month after commencement of the performance period and the index used to calculate the fund's performance adjustment will be the Russell 3000 Growth Index (the Index). The Amended Contract also will allow the Board to change the fund's performance adjustment index in the future without a shareholder vote, if applicable law permits the Board to do so. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the Amended Contract for the fund, the Board was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of advisory, administrative, distribution and shareholder services performed by the investment adviser, FMR, and the sub-advisers, and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. In determining whether to add a performance adjustment component to the fund's management fee, the Board considered the rolling 36-month returns of the fund compared to the rolling 36-month returns of the Index over the three years ended October 31, 2006. The Board noted that over the rolling 36-month period ended October 31, 2006, the fund generally underperformed the Index.

The Board recognized that past performance would have no impact on performance in the future. The Board recognized that, in connection with its annual renewal of the fund's current management contract and sub-advisory agreements at its July 2006 meeting, the Board had reviewed the fund's returns and the returns of the Index over the one-, three-, and five-year periods ended December 31, 2005, and had stated that the relative investment performance of the fund was lower than the Index for the three- and five- year periods, although the fund's one year cumulative return was higher than the Index.

The Board also noted that the Amended Contract would give the Board the ability to designate an alternative appropriate index for the fund without the delay and expense of having first to conduct a proxy solicitation, if applicable law would permit the Board to do so.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, with the proposed performance adjustment, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance (based on the performance of Institutional Class of the fund) for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment will provide FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and help to more closely align the interests of FMR and the fund's shareholders. The Board considered that a performance adjustment based on the performance of Institutional Class of the fund, which has lower expenses than the other classes of the fund, may result in a higher performance adjustment, and therefore a higher management fee, than a performance adjustment based on a class with higher expenses. The Board also considered that, because the addition of the performance adjustment to the calculation of the fund's management fee will be implemented prospectively, the future impact on management fees will depend solely on the fund's future performance relative to the Index.

Nonetheless, the Board considered the management fee that the fund incurred under the current management contract (without the performance adjustment) for the 12-month period ended October 31, 2006, compared to the hypothetical management fee that the fund would have incurred if the Amended Contract (with the performance adjustment) had been in effect during that period.

The Board noted that if the Amended Contract had been in effect during the 12-month period ended October 31, 2006, the fund's basic fee would have been reduced by a negative performance adjustment of 5.8 basis points. As a result, the fund's hypothetical management fee would have been 5.8 basis points ($4.1 million) lower if the Amended Contract had been in effect during that period. The Board also noted that the fund generally underperformed the Index over the rolling 36-month period ended October 31, 2006.

Based on its review, the Board concluded that the fund's proposed management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because the fund's management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Index - the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because the Board was approving an arrangement under which the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the fund's Amended Contract, like the current contract, incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the Amended Contract is fair and reasonable, and that the Amended Contract should be approved and submitted to shareholders for their approval.

4. TO APPROVE AN AMENDED MANAGEMENT CONTRACT THAT INCLUDES ADDING A PERFORMANCE ADJUSTMENT COMPONENT TO THE MANAGEMENT FEE FOR FIDELITY ADVISOR EQUITY VALUE FUND AND GIVING THE TRUSTEES THE AUTHORITY TO CHANGE THE FUND'S PERFORMANCE ADJUSTMENT INDEX GOING FORWARD, WITHOUT A SHAREHOLDER VOTE, SUBJECT TO APPLICABLE LAW

The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees) has approved, and recommends that shareholders of the fund approve, an amended management contract with FMR (the Amended Contract) in the form attached to this Proxy Statement as Exhibit 4. The Amended Contract adds a performance adjustment component (the Performance Adjustment) to the management fee that FMR receives from the fund for managing its investments and business affairs under the fund's existing management contract with FMR (the Present Contract). (For information on FMR, see the section entitled "Activities and Management of FMR" on page [__].)

In addition to these modifications discussed in more detail below, other non-material changes to the Amended Contract are proposed (Exhibit 4). The changes are intended to clarify certain language in the Present Contract. If the proposal is approved by shareholders, these non-material changes will be included in the Amended Contract.

Current Management Fee. The fund's current management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate of 0.30%. The total management fee for the fund's fiscal year ended November 30, 2006 was 0.5658%.

Proposed Amendments to the Present Management Contract. The Amended Contract would add a Performance Adjustment to the management fee that would reward FMR by increasing management fees when the fund outperforms its benchmark index, and would penalize FMR by decreasing management fees when the fund underperforms its benchmark index. In addition, if shareholders vote in favor of this proposal the Trustees will have the authority to change the performance adjustment index going forward, without a shareholder vote, subject to SEC limitations. For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page [__]. A copy of the proposed Amended Contract, marked to indicate the proposed amendments, is attached as Exhibit 4 on page [_]. Except for the modifications discussed in this proposal and for nonmaterial changes intended to clarify certain language in the Present Contract, the Amended Contract is substantially identical to the Present Contract.

Addition of a Performance Adjustment. Performance adjustments are intended to reward a fund's investment adviser for good investment performance and penalize a fund's investment adviser for bad investment performance relative to an appropriate benchmark. Performance adjustments also serve to more closely align the interests of shareholders with those of the investment adviser. The SEC rules for calculating performance adjustments generally ensure that positive or negative adjustments result from the adviser's management skill and not from random or irrelevant factors. To this end, the SEC rules require that an appropriate benchmark index be used for purposes of calculating a performance adjustment.

If the proposal is approved, FMR intends to use the Russell 3000® Value Index, the fund's current benchmark index, for calculating the Performance Adjustment. The Russell 3000 Value Index is a market capitalization-weighted index of those stocks of the 3,000 largest U.S. domiciled companies that exhibit value-oriented characteristics. FMR believes that the Russell 3000 Value Index is an appropriate benchmark for the fund because it is representative of the fund's investment universe. The proposed performance adjustment benchmark is currently used by similar funds managed by FMR.

The Performance Adjustment, which is calculated monthly, is based on the fund's performance relative to the benchmark index and assets for the most recent 36 months. If the fund were to outperform the Russell 3000 Value Index over 36 months, FMR would receive a positive Performance Adjustment, which would increase the management fee paid to FMR. If the fund were to underperform the Russell 3000 Value Index, the management fee paid to FMR would be reduced by a negative Performance Adjustment. The Performance Adjustment rate is 0.02% for each percentage point (the performance of the fund and the Russell 3000 Value Index each being calculated to the nearest 0.01%) of outperformance or underperformance, subject to a maximum rate of ±0.20% of the average net assets over the 36-month performance period. The performance of the fund is measured by the performance of Institutional Class for this purpose.

Although the Performance Adjustment is subject to a maximum rate of +/- 0.20%, it is calculated as a dollar amount. Because the Performance Adjustment will be based on the fund's 36-month average net assets, the Performance Adjustment as a dollar amount can be more than 0.20% or less than -0.20% when measured against current assets. For example, if the fund outperformed its index by 8 percentage points, the performance adjustment rate would be a positive 0.16% (0.02% multiplied by 8). If the fund's current net assets were the same as its 36-month average net assets, the Performance Adjustment also would be 0.16%. However, if the fund's current assets were double the 36-month average assets, the Performance Adjustment would be 0.08% based on current assets, because the dollar amount of the fee increase is spread over a larger asset base. Similarly, if the fund's current assets were half the 36-month average, the performance adjustment would be 0.32% based on current assets, because the dollar amount of the fee increase is spread over a smaller asset base.

Impact of Adding a Performance Adjustment. If the proposal is approved, to prevent unfairness to the fund, the Performance Adjustment will be implemented prospectively. For the first eleven months following shareholder approval there will be no Performance Adjustment and the fund's management fee will equal the Basic Fee Rate. The Basic Fee Rate is the sum of the Group Fee Rate, which declines as FMR's fund assets under management increase, and a fixed Individual Fund Fee Rate of 0.30%. Starting with the twelfth month after shareholder approval, the Performance Adjustment will take effect and the management fee will be adjusted upward or downward, depending on the fund's performance relative to its benchmark, the Russell 3000 Value Index. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

Under the Amended Contract, the Performance Adjustment is determined by comparing the performance of Institutional Class of the fund for the performance period to the performance of the index. The fund currently has five classes of shares: Class A, Class T, Class B, Class C, and Institutional Class. The differences between the performance of the fund's classes is, in large part, reflective of the differences between the expenses of these classes. FMR believes that a Performance Adjustment based on Institutional Class of the fund rather than the other classes of the fund is a fairer means to calculate performance because Institutional Class' expenses do not include fund-paid 12b-1 fees, which are unrelated to FMR's investment skill (fund-paid 12b-1 fees are distribution expenses incurred under a Distribution and Service Plan, approved on behalf of Class A, Class T, Class B, and Class C of the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940).

The impact of the proposed addition of a Performance Adjustment to the fund's management fee will depend on the fund's future performance relative to the Russell 3000 Value Index. However, the past performance of the Russell 3000 Value Index and the fund can be used to show what the impact would have been on management fees for the fiscal year ended November 30, 2006 if the fund had operated under a Performance Adjustment using the Russell 3000 Value Index as a benchmark.

During the fiscal year ended November 30, 2006, the fund's Basic Fee Rate was 0.5658%, which was composed of a Group Fee Rate and an Individual Fund Fee Rate of 0.30%. For the fiscal year ended November 30, 2006, if the fund's management fee had included a Performance Adjustment (using the Russell 3000 Value Index as its benchmark), the fund's management fee would have been 0.4253%, composed of the Basic Fee Rate and a negative Performance Adjustment of (0.1405)%. Thus, the Performance Adjustment would have resulted in a lower aggregate management fee under the Amended Contract, than the amount payable under the Present Contract.

The following chart compares the rolling 36-month returns (the measurement period used to calculate Performance Adjustments) for Institutional Class of the fund and the Russell 3000 Value Index for the past three years ended November 30, 2006.

FA Equity Value – Inst Class vs Proposed Index
Rolling Performance Period Returns
FA Equity Value – Inst Class
Russell 3000 Value
%
70
60
50
40
30
20
10
0
-10
11/03
02/04
05/04
08/04
11/04
02/05
05/05
08/05
11/05
02/06
05/06
08/06
11/06

Comparison of Management Fees. The following tables compare the fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable, to the management fee the fund would have incurred if the Amended Contract (including the Performance Adjustment) had been in effect during the same period. For this purpose, the Performance Adjustment amounts presented for the Amended Contract for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable, have been calculated using the rolling 36-month historical performance of the fund. Management fees are expressed in dollars and as percentages of the fund's average net assets for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable.

HYPOTHETICAL EXAMPLES

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2006

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	667,387	0.5658	667,387	0.5658	0	0
Performance Adjustment	0	0.0000	(165,767)	(0.1405)	(165,767)	(0.1405)
Total Management Fee	667,387	0.5658	501,620	0.4253	(165,767)	(0.1405)

FOR THE 12-MONTH PERIOD ENDED FEBRUARY 28, 2007

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	676,788	0.5648	676,788	0.5648	0	0
Performance Adjustment	0	0.0000	(194,323)	(0.1622)	(194,323)	(0.1622)
Total Management Fee	676,788	0.5648	482,465	0.4026	(194,323)	(0.1622)

The following tables provide data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable, under the Present Contract and if the proposed addition of the Performance Adjustment had been in effect during the same periods. As with the tables above, the Performance Adjustment amounts incorporated in the management fee expenses listed for the Amended Contract have been calculated using the rolling 36-month historical performance of the index during the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable.

The following tables also describe the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any reduction of certain expenses during the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable.

HYPOTHETICAL EXAMPLES

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED
NOVEMBER 30, 2006

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A	Present Contract	Amended Contract
Management Fee	0.57%	0.43%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.51%	0.51%
Total Class Operating Expenses*	1.33%	1.19%
Class T	Present Contract	Amended Contract
Management Fee	0.57%	0.43%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.52%	0.52%
Total Class Operating Expenses*	1.59%	1.45%
Class B	Present Contract	Amended Contract
Management Fee	0.57%	0.43%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.51%	0.51%
Total Class Operating Expenses*	2.08%	1.94%
Class C	Present Contract	Amended Contract
Management Fee	0.57%	0.43%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.51%	0.51%
Total Class Operating Expenses*	2.08%	1.94%
Institutional Class	Present Contract	Amended Contract
Management Fee	0.57%	0.43%
12b-1 Fee	None	None
Other Expenses	0.34%	0.34%
Total Class Operating Expenses*	0.91%	0.77%

*Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.25%; Class T, 1.50%; Class B, 2.00%; Class C, 2.00%; and Institutional Class, 1.00%.

COMPARATIVE EXPENSE TABLE FOR THE 12-MONTH PERIOD ENDED
FEBRUARY 28, 2007

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A	Present Contract	Amended Contract
Management Fee	0.56%	0.40%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.51%	0.51%
Total Class Operating Expenses*	1.32%	1.16%
Class T	Present Contract	Amended Contract
Management Fee	0.56%	0.40%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.52%	0.52%
Total Class Operating Expenses*	1.58%	1.42%
Class B	Present Contract	Amended Contract
Management Fee	0.56%	0.40%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.51%	0.51%
Total Class Operating Expenses*	2.07%	1.91%
Class C	Present Contract	Amended Contract
Management Fee	0.56%	0.40%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.51%	0.51%
Total Class Operating Expenses*	2.07%	1.91%
Institutional Class	Present Contract	Amended Contract
Management Fee	0.56%	0.40%
12b-1 Fee	None	None
Other Expenses	0.34%	0.34%
Total Class Operating Expenses*	0.90%	0.74%

*Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.25%; Class T, 1.50%; Class B, 2.00%; Class C, 2.00%; and Institutional Class, 1.00%.

Example: The following illustrates the expenses, including the maximum front-end sales charge or contingent deferred sales charge, as applicable, on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Fiscal Year Ended November 30, 2006

	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$703	$972	$1,262	$2,084
Amended Contract	$689	$931	$1,192	$1,935
Class T:
Present Contract	$506	$834	$1,185	$2,173
Amended Contract	$492	$793	$1,114	$2,025
Class B:
Present Contract	$711	$952	$1,319	$2,129A
Amended Contract	$697	$909	$1,247	$1,979A
Class C:
Present Contract	$311	$652	$1,119	$2,410
Amended Contract	$297	$609	$1,047	$2,264
Institutional Class:
Present Contract	$93	$290	$504	$1,120
Amended Contract	$79	$246	$428	$954

A Reflects conversion to Class A shares after a maximum of seven years.

12-Month Period Ended February 28, 2007

	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$702	$969	$1,257	$2,074
Amended Contract	$686	$922	$1,177	$1,903
Class T:
Present Contract	$505	$831	$1,180	$2,163
Amended Contract	$489	$784	$1,099	$1,992
Class B:
Present Contract	$710	$949	$1,314	$2,118A
Amended Contract	$694	$900	$1,232	$1,946A
Class C:
Present Contract	$310	$649	$1,114	$2,400
Amended Contract	$294	$600	$1,032	$2,233
Institutional Class:
Present Contract	$92	$287	$498	$1,108
Amended Contract	$76	$237	$411	$918

A Reflects conversion to Class A shares after a maximum of seven years.

The purpose of these examples and the tables is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The examples above should not be considered a representation of future expenses of the fund, because actual expenses may vary from year to year and may be higher or lower than those shown above.

Changing the Performance Adjustment Index for Fidelity Advisor Equity Value Fund in the future without a shareholder vote. The Amended Contract allows the Board of Trustees, on behalf of the fund, to change the fund's performance adjustment index without a shareholder vote. This ability is subject to the provisions of the 1940 Act and the Investment Advisers Act of 1940, as modified or interpreted by the SEC (the Acts).

The Amended Contract will allow the Board to designate an alternative appropriate index for purposes of calculating the Performance Adjustment for the fund without a shareholder vote, provided the Acts permit them to do so. Currently, the Acts do not permit the Board to make such a change, and SEC approval would be required to do so. However, if future changes to the Acts or SEC positions allow this flexibility, the Board would be permitted to change the index without a shareholder vote. For example, if the index provider discontinued the performance adjustment index, the Amended Contract would give the Board the ability to change the fund's performance adjustment index without the delay and expense of having to first conduct a proxy solicitation. Any such change would be implemented prospectively. However, even if permitted under applicable law, the Board would only avail itself of this new flexibility if it were in the interests of the fund and its shareholders to do so. To date, FMR has not requested SEC relief to change a fund's performance adjustment index without shareholder approval.

Board Approval of Investment Advisory Contracts and Management Fees.
Advisor Equity Value Fund

On December 14, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended management contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval. If approved by shareholders, the Amended Contract will add a performance adjustment component to the management fee that FMR receives from the fund under the fund's existing management contract. The performance adjustment will take effect in the twelfth month after commencement of the performance period and the index used to calculate the fund's performance adjustment will be the Russell 3000 Value Index (the Index). The Amended Contract also will allow the Board to change the fund's performance adjustment index in the future without a shareholder vote, if applicable law permits the Board to do so. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the Amended Contract for the fund, the Board was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of advisory, administrative, distribution and shareholder services performed by the investment adviser, FMR, and the sub-advisers, and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. In determining whether to add a performance adjustment component to the fund's management fee, the Board considered the rolling 36-month returns of the fund compared to the rolling 36-month returns of the Index over the three years ended October 31, 2006. The Board noted that over the rolling 36-month period ended October 31, 2006, the fund generally underperformed the Index.

The Board recognized that past performance would have no impact on performance in the future. The Board recognized that, in connection with its annual renewal of the fund's current management contract and sub-advisory agreements at its July 2006 meeting, the Board had reviewed the fund's returns and the returns of the Index over the one-, three-, and five-year periods ended December 31, 2005, and had stated that the relative investment performance of the fund was lower than the Index for the periods shown.

The Board also noted that the Amended Contract would give the Board the ability to designate an alternative appropriate index for the fund without the delay and expense of having first to conduct a proxy solicitation, if applicable law would permit the Board to do so.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, with the proposed performance adjustment, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance (based on the performance of Institutional Class of the fund) for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment will provide FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and help to more closely align the interests of FMR and the fund's shareholders. The Board considered that a performance adjustment based on the performance of Institutional Class of the fund, which has lower expenses than the other classes of the fund, may result in a higher performance adjustment, and therefore a higher management fee, than a performance adjustment based on a class with higher expenses. The Board also considered that, because the addition of the performance adjustment to the calculation of the fund's management fee will be implemented prospectively, the future impact on management fees will depend solely on the fund's future performance relative to the Index.

Nonetheless, the Board considered the management fee that the fund incurred under the current management contract (without the performance adjustment) for the 12-month period ended October 31, 2006, compared to the hypothetical management fee that the fund would have incurred if the Amended Contract (with the performance adjustment) had been in effect during that period.

The Board noted that if the Amended Contract had been in effect during the 12-month period ended October 31, 2006, the fund's basic fee would have been reduced by a negative performance adjustment of 13.7 basis points. As a result, the fund's hypothetical management fee would have been 13.7 basis points ($0.2 million) lower if the Amended Contract had been in effect during that period. The Board also noted that the fund generally underperformed the Index over the rolling 36-month period ended October 31, 2006.

Based on its review, the Board concluded that the fund's proposed management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because the fund's management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Index - the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because the Board was approving an arrangement under which the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the fund's Amended Contract, like the current contract, incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the Amended Contract is fair and reasonable, and that the Amended Contract should be approved and submitted to shareholders for their approval.

5. TO APPROVE AN AMENDED MANAGEMENT CONTRACT THAT INCLUDES ADDING A PERFORMANCE ADJUSTMENT COMPONENT TO THE MANAGEMENT FEE FOR FIDELITY ADVISOR LARGE CAP FUND AND GIVING THE TRUSTEES THE AUTHORITY TO CHANGE THE FUND'S PERFORMANCE ADJUSTMENT INDEX GOING FORWARD, WITHOUT A SHAREHOLDER VOTE, SUBJECT TO APPLICABLE LAW

The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees) has approved, and recommends that shareholders of the fund approve, an amended management contract with FMR (the Amended Contract) in the form attached to this Proxy Statement as Exhibit 5. The Amended Contract adds a performance adjustment component (the Performance Adjustment) to the management fee that FMR receives from the fund for managing its investments and business affairs under the fund's existing management contract with FMR (the Present Contract). (For information on FMR, see the section entitled "Activities and Management of FMR" on page [__].)

In addition to these modifications discussed in more detail below, other non-material changes to the Amended Contract are proposed (Exhibit 5). The changes are intended to clarify certain language in the Present Contract. If the proposal is approved by shareholders, these non-material changes will be included in the Amended Contract.

Current Management Fee. The fund's current management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate of 0.30%. The total management fee for the fund's fiscal year ended November 30, 2006 was 0.5666%.

Proposed Amendments to the Present Management Contract. The Amended Contract would add a Performance Adjustment to the management fee that would reward FMR by increasing management fees when the fund outperforms its benchmark index, and would penalize FMR by decreasing management fees when the fund underperforms its benchmark index. In addition, if shareholders vote in favor of this proposal the Trustees will have the authority to change the performance adjustment index going forward, without a shareholder vote, subject to SEC limitations. For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page [__]. A copy of the proposed Amended Contract, marked to indicate the proposed amendments, is attached as Exhibit 5 on page [_]. Except for the modifications discussed in this proposal and for nonmaterial changes intended to clarify certain language in the Present Contract, the Amended Contract is substantially identical to the Present Contract.

Addition of a Performance Adjustment. Performance adjustments are intended to reward a fund's investment adviser for good investment performance and penalize a fund's investment adviser for bad investment performance relative to an appropriate benchmark. Performance adjustments also serve to more closely align the interests of shareholders with those of the investment adviser. The SEC rules for calculating performance adjustments generally ensure that positive or negative adjustments result from the adviser's management skill and not from random or irrelevant factors. To this end, the SEC rules require that an appropriate benchmark index be used for purposes of calculating a performance adjustment.

If the proposal is approved, FMR intends to use the Standard & Poor's 500 Index (S&P 500 Index), the fund's current benchmark index, for calculating the Performance Adjustment. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. FMR believes that the S&P 500 Index is an appropriate benchmark for the fund because it is representative of the fund's investment universe. The proposed performance adjustment benchmark is currently used by similar funds managed by FMR.

The Performance Adjustment, which is calculated monthly, is based on the fund's performance relative to the benchmark index and assets for the most recent 36 months. If the fund were to outperform the S&P 500 Index over 36 months, FMR would receive a positive Performance Adjustment, which would increase the management fee paid to FMR. If the fund were to underperform the S&P 500 Index, the management fee paid to FMR would be reduced by a negative Performance Adjustment. The Performance Adjustment rate is 0.02% for each percentage point (the performance of the fund and the S&P 500 Index each being calculated to the nearest 0.01%) of outperformance or underperformance, subject to a maximum rate of ±0.20% of the average net assets over the 36-month performance period. The performance of the fund is measured by the performance of Institutional Class for this purpose.

Although the Performance Adjustment is subject to a maximum rate of +/- 0.20%, it is calculated as a dollar amount. Because the Performance Adjustment will be based on the fund's 36-month average net assets, the Performance Adjustment as a dollar amount can be more than 0.20% or less than -0.20% when measured against current assets. For example, if the fund outperformed its index by 8 percentage points, the performance adjustment rate would be a positive 0.16% (0.02% multiplied by 8). If the fund's current net assets were the same as its 36-month average net assets, the Performance Adjustment also would be 0.16%. However, if the fund's current assets were double the 36-month average assets, the Performance Adjustment would be 0.08% based on current assets, because the dollar amount of the fee increase is spread over a larger asset base. Similarly, if the fund's current assets were half the 36-month average, the performance adjustment would be 0.32% based on current assets, because the dollar amount of the fee increase is spread over a smaller asset base.

Impact of Adding a Performance Adjustment. If the proposal is approved, to prevent unfairness to the fund, the Performance Adjustment will be implemented prospectively. For the first eleven months following shareholder approval there will be no Performance Adjustment and the fund's management fee will equal the Basic Fee Rate. The Basic Fee Rate is the sum of the Group Fee Rate, which declines as FMR's fund assets under management increase, and a fixed Individual Fund Fee Rate of 0.30%. Starting with the twelfth month after shareholder approval, the Performance Adjustment will take effect and the management fee will be adjusted upward or downward, depending on the fund's performance relative to its benchmark, the S&P 500 Index. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

Under the Amended Contract, the Performance Adjustment is determined by comparing the performance of Institutional Class of the fund for the performance period to the performance of the index. The fund currently has five classes of shares: Class A, Class T, Class B, Class C, and Institutional Class. The differences between the performance of the fund's classes is, in large part, reflective of the differences between the expenses of these classes. FMR believes that a Performance Adjustment based on Institutional Class of the fund rather than the other classes of the fund is a fairer means to calculate performance because Institutional Class' expenses do not include fund-paid 12b-1 fees, which are unrelated to FMR's investment skill (fund-paid 12b-1 fees are distribution expenses incurred under a Distribution and Service Plan, approved on behalf of Class A, Class T, Class B, and Class C of the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940).

The impact of the proposed addition of a Performance Adjustment to the fund's management fee will depend on the fund's future performance relative to the S&P 500 Index. However, the past performance of the S&P 500 Index and the fund can be used to show what the impact would have been on management fees for the fiscal year ended November 30, 2006 if the fund had operated under a Performance Adjustment using the S&P 500 Index as a benchmark.

During the fiscal year ended November 30, 2006, the fund's Basic Fee Rate was 0.5666%, which was composed of a Group Fee Rate and an Individual Fund Fee Rate of 0.30%. For the fiscal year ended November 30, 2006, if the fund's management fee had included a Performance Adjustment (using the S&P 500 Index as its benchmark), the fund's management fee would have been 0.5372%, composed of the Basic Fee Rate and a negative Performance Adjustment of (0.0294)%. Thus, the Performance Adjustment would have resulted in a lower aggregate management fee under the Amended Contract, than the amount payable under the Present Contract.

The following chart compares the rolling 36-month returns (the measurement period used to calculate Performance Adjustments) for Institutional Class of the fund and the S&P 500 Index for the past three years ended November 30, 2006.

FA Large Cap - Inst Class vs Proposed Index
Rolling 36-Month Returns
FA Large Cap - Inst Class
S&P 500
%
50
40
30
20
10
0
-10
-20
-30
-40
11/03
02/04
05/04
08/04
11/04
02/05
05/05
08/05
11/05
02/06
05/06
08/06
11/06

Comparison of Management Fees. The following tables compare the fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable, to the management fee the fund would have incurred if the Amended Contract (including the Performance Adjustment) had been in effect during the same period. For this purpose, the Performance Adjustment amounts presented for the Amended Contract for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable, have been calculated using the rolling 36-month historical performance of the fund. Management fees are expressed in dollars and as percentages of the fund's average net assets for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable.

HYPOTHETICAL EXAMPLES

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2006

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	4,713,626	0.5666	4,713,626	0.5666	0	0
Performance Adjustment	0	0.0000	(244,790)	(0.0294)	(244,790)	(0.0294)
Total Management Fee	4,713,626	0.5666	4,468,836	0.5372	(244,790)	(0.0294)

FOR THE 12-MONTH PERIOD ENDED FEBRUARY 28, 2007

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	4,756,931	0.5657	4,756,931	0.5657	0	0
Performance Adjustment	0	0.0000	(187,002)	(0.0222)	(187,002)	(0.0222)
Total Management Fee	4,756,931	0.5657	4,569,929	0.5435	(187,002)	(0.0222)

The following tables provide data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable, under the Present Contract and if the proposed addition of the Performance Adjustment had been in effect during the same periods. As with the tables above, the Performance Adjustment amounts incorporated in the management fee expenses listed for the Amended Contract have been calculated using the rolling 36-month historical performance of the index during the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable.

The following tables also describe the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any reduction of certain expenses during the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable.

HYPOTHETICAL EXAMPLES

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED
NOVEMBER 30, 2006

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A	Present Contract	Amended Contract
Management Fee	0.57%	0.54%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.40%	0.40%
Total Class Operating Expenses*	1.22%	1.19%
Class T	Present Contract	Amended Contract
Management Fee	0.57%	0.54%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.34%	0.34%
Total Class Operating Expenses*	1.41%	1.38%
Class B	Present Contract	Amended Contract
Management Fee	0.57%	0.54%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.42%	0.42%
Total Class Operating Expenses*	1.99%	1.96%
Class C	Present Contract	Amended Contract
Management Fee	0.57%	0.54%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.40%	0.40%
Total Class Operating Expenses*	1.97%	1.94%
Institutional Class	Present Contract	Amended Contract
Management Fee	0.57%	0.54%
12b-1 Fee	None	None
Other Expenses	0.31%	0.31%
Total Class Operating Expenses*	0.88%	0.85%

*Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.25%; Class T, 1.50%; Class B, 2.00%; Class C, 2.00%; and Institutional Class, 1.00%.

COMPARATIVE EXPENSE TABLE FOR THE 12-MONTH PERIOD ENDED
FEBRUARY 28, 2007

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A	Present Contract	Amended Contract
Management Fee	0.57%	0.54%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.40%	0.40%
Total Class Operating Expenses*	1.22%	1.19%
Class T	Present Contract	Amended Contract
Management Fee	0.57%	0.54%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.34%	0.34%
Total Class Operating Expenses*	1.41%	1.38%
Class B	Present Contract	Amended Contract
Management Fee	0.57%	0.54%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.42%	0.42%
Total Class Operating Expenses*	1.99%	1.96%
Class C	Present Contract	Amended Contract
Management Fee	0.57%	0.54%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.40%	0.40%
Total Class Operating Expenses*	1.97%	1.94%
Institutional Class	Present Contract	Amended Contract
Management Fee	0.57%	0.54%
12b-1 Fee	None	None
Other Expenses	0.31%	0.31%
Total Class Operating Expenses*	0.88%	0.85%

*Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.25%; Class T, 1.50%; Class B, 2.00%; Class C, 2.00%; and Institutional Class, 1.00%.

Example: The following illustrates the expenses, including the maximum front-end sales charge or contingent deferred sales charge, as applicable, on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Fiscal Year Ended November 30, 2006

	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$692	$940	$1,207	$1,967
Amended Contract	$689	$931	$1,192	$1,935
Class T:
Present Contract	$489	$781	$1,094	$1,982
Amended Contract	$486	$772	$1,079	$1,949
Class B:
Present Contract	$702	$924	$1,273	$2,025A
Amended Contract	$699	$915	$1,257	$1,992A
Class C:
Present Contract	$300	$618	$1,062	$2,296
Amended Contract	$297	$609	$1,047	$2,264
Institutional Class:
Present Contract	$90	$281	$488	$1,084
Amended Contract	$89	$271	$471	$1,049

A Reflects conversion to Class A shares after a maximum of seven years.

12-Month Period Ended February 28, 2007

	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$692	$940	$1,207	$1,967
Amended Contract	$689	$931	$1,192	$1,935
Class T:
Present Contract	$489	$781	$1,094	$1,982
Amended Contract	$486	$772	$1,079	$1,949
Class B:
Present Contract	$702	$924	$1,273	$2,025A
Amended Contract	$699	$915	$1,257	$1,992A
Class C:
Present Contract	$300	$618	$1,062	$2,296
Amended Contract	$297	$609	$1,047	$2,264
Institutional Class:
Present Contract	$90	$281	$488	$1,084
Amended Contract	$87	$271	$471	$1,049

A Reflects conversion to Class A shares after a maximum of seven years.

The purpose of these examples and the tables is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The examples above should not be considered a representation of future expenses of the fund, because actual expenses may vary from year to year and may be higher or lower than those shown above.

Changing the Performance Adjustment Index for Fidelity Advisor Large Cap Fund in the future without a shareholder vote. The Amended Contract allows the Board of Trustees, on behalf of the fund, to change the fund's performance adjustment index without a shareholder vote. This ability is subject to the provisions of the 1940 Act and the Investment Advisers Act of 1940, as modified or interpreted by the SEC (the Acts).

The Amended Contract will allow the Board to designate an alternative appropriate index for purposes of calculating the Performance Adjustment for the fund without a shareholder vote, provided the Acts permit them to do so. Currently, the Acts do not permit the Board to make such a change, and SEC approval would be required to do so. However, if future changes to the Acts or SEC positions allow this flexibility, the Board would be permitted to change the index without a shareholder vote. For example, if the index provider discontinued the performance adjustment index, the Amended Contract would give the Board the ability to change the fund's performance adjustment index without the delay and expense of having to first conduct a proxy solicitation. Any such change would be implemented prospectively. However, even if permitted under applicable law, the Board would only avail itself of this new flexibility if it were in the interests of the fund and its shareholders to do so. To date, FMR has not requested SEC relief to change a fund's performance adjustment index without shareholder approval.

Board Approval of Investment Advisory Contracts and Management Fees.
Advisor Large Cap Fund

On December 14, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended management contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval. If approved by shareholders, the Amended Contract will add a performance adjustment component to the management fee that FMR receives from the fund under the fund's existing management contract. The performance adjustment will take effect in the twelfth month after commencement of the performance period and the index used to calculate the fund's performance adjustment will be the S&P 500 Index (the Index). The Amended Contract also will allow the Board to change the fund's performance adjustment index in the future without a shareholder vote, if applicable law permits the Board to do so. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the Amended Contract for the fund, the Board was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of advisory, administrative, distribution and shareholder services performed by the investment adviser, FMR, and the sub-advisers, and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. In determining whether to add a performance adjustment component to the fund's management fee, the Board considered the rolling 36-month returns of the fund compared to the rolling 36-month returns of the Index over the three years ended October 31, 2006. The Board noted that over the rolling 36-month period ended October 31, 2006, the fund generally underperformed the Index.

The Board recognized that past performance would have no impact on performance in the future. The Board recognized that, in connection with its annual renewal of the fund's current management contract and sub-advisory agreements at its July 2006 meeting, the Board had reviewed the fund's returns and the returns of the Index over the one-, three-, and five-year periods ended December 31, 2005, and had stated that the relative investment performance of the fund was lower than the Index for the three- and five- year periods, although the fund's one- year cumulative return compared favorably to the Index.

The Board also noted that the Amended Contract would give the Board the ability to designate an alternative appropriate index for the fund without the delay and expense of having first to conduct a proxy solicitation, if applicable law would permit the Board to do so.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, with the proposed performance adjustment, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance (based on the performance of Institutional Class of the fund) for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment will provide FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and help to more closely align the interests of FMR and the fund's shareholders. The Board considered that a performance adjustment based on the performance of Institutional Class of the fund, which has lower expenses than the other classes of the fund, may result in a higher performance adjustment, and therefore a higher management fee, than a performance adjustment based on a class with higher expenses. The Board also considered that, because the addition of the performance adjustment to the calculation of the fund's management fee will be implemented prospectively, the future impact on management fees will depend solely on the fund's future performance relative to the Index.

Nonetheless, the Board considered the management fee that the fund incurred under the current management contract (without the performance adjustment) for the 12-month period ended October 31, 2006, compared to the hypothetical management fee that the fund would have incurred if the Amended Contract (with the performance adjustment) had been in effect during that period.

The Board noted that if the Amended Contract had been in effect during the 12-month period ended October 31, 2006, the fund's basic fee would have been reduced by a negative performance adjustment of 3.2 basis points. As a result, the fund's hypothetical management fee would have been 3.2 basis points ($0.3 million) lower if the Amended Contract had been in effect during that period. The Board also noted that the fund generally underperformed the Index over the rolling 36-month period ended October 31, 2006.

Based on its review, the Board concluded that the fund's proposed management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because the fund's management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Index - the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because the Board was approving an arrangement under which the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the fund's Amended Contract, like the current contract, incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the Amended Contract is fair and reasonable, and that the Amended Contract should be approved and submitted to shareholders for their approval.

6. TO APPROVE AN AMENDED MANAGEMENT CONTRACT THAT INCLUDES ADDING A PERFORMANCE ADJUSTMENT COMPONENT TO THE MANAGEMENT FEE FOR FIDELITY ADVISOR MID CAP FUND AND GIVING THE TRUSTEES THE AUTHORITY TO CHANGE THE FUND'S PERFORMANCE ADJUSTMENT INDEX GOING FORWARD, WITHOUT A SHAREHOLDER VOTE, SUBJECT TO APPLICABLE LAW

The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees) has approved, and recommends that shareholders of the fund approve, an amended management contract with FMR (the Amended Contract) in the form attached to this Proxy Statement as Exhibit 6. The Amended Contract adds a performance adjustment component (the Performance Adjustment) to the management fee that FMR receives from the fund for managing its investments and business affairs under the fund's existing management contract with FMR (the Present Contract). (For information on FMR, see the section entitled "Activities and Management of FMR" on page [__].)

In addition to these modifications discussed in more detail below, other non-material changes to the Amended Contract are proposed (Exhibit 6). The changes are intended to clarify certain language in the Present Contract. If the proposal is approved by shareholders, these non-material changes will be included in the Amended Contract.

Current Management Fee. The fund's current management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate of 0.30%. The total management fee for the fund's fiscal year ended November 30, 2006 was 0.5663%.

Proposed Amendments to the Present Management Contract. The Amended Contract would add a Performance Adjustment to the management fee that would reward FMR by increasing management fees when the fund outperforms its benchmark index, and would penalize FMR by decreasing management fees when the fund underperforms its benchmark index. In addition, if shareholders vote in favor of this proposal the Trustees will have the authority to change the performance adjustment index going forward, without a shareholder vote, subject to SEC limitations. For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page [__]. A copy of the proposed Amended Contract, marked to indicate the proposed amendments, is attached as Exhibit 6 on page [_]. Except for the modifications discussed in this proposal and for nonmaterial changes intended to clarify certain language in the Present Contract, the Amended Contract is substantially identical to the Present Contract.

Addition of a Performance Adjustment. Performance adjustments are intended to reward a fund's investment adviser for good investment performance and penalize a fund's investment adviser for bad investment performance relative to an appropriate benchmark. Performance adjustments also serve to more closely align the interests of shareholders with those of the investment adviser. The SEC rules for calculating performance adjustments generally ensure that positive or negative adjustments result from the adviser's management skill and not from random or irrelevant factors. To this end, the SEC rules require that an appropriate benchmark index be used for purposes of calculating a performance adjustment.

If the proposal is approved, FMR intends to use the Standard & Poor's® MidCap 400 Index (S&P MidCap 400 Index), the fund's current benchmark index, for calculating the Performance Adjustment. The S&P MidCap 400 Index is a market capitalization-weighted index of 400 medium-capitalization stocks, chosen for market size, liquidity, and industry group representation. FMR believes that the S&P MidCap 400 Index is an appropriate benchmark for the fund because it is representative of the fund's investment universe. The proposed performance adjustment benchmark is currently used by similar funds managed by FMR.

The Performance Adjustment, which is calculated monthly, is based on the fund's performance relative to the benchmark index and assets for the most recent 36 months. If the fund were to outperform the S&P MidCap 400 Index over 36 months, FMR would receive a positive Performance Adjustment, which would increase the management fee paid to FMR. If the fund were to underperform the S&P MidCap 400 Index, the management fee paid to FMR would be reduced by a negative Performance Adjustment. The Performance Adjustment rate is 0.02% for each percentage point (the performance of the fund and the S&P MidCap 400 Index each being calculated to the nearest 0.01%) of outperformance or underperformance, subject to a maximum rate of ±0.20% of the average net assets over the 36-month performance period. The performance of the fund is measured by the performance of Institutional Class for this purpose.

Although the Performance Adjustment is subject to a maximum rate of +/- 0.20%, it is calculated as a dollar amount. Because the Performance Adjustment will be based on the fund's 36-month average net assets, the Performance Adjustment as a dollar amount can be more than 0.20% or less than -0.20% when measured against current assets. For example, if the fund outperformed its index by 8 percentage points, the performance adjustment rate would be a positive 0.16% (0.02% multiplied by 8). If the fund's current net assets were the same as its 36-month average net assets, the Performance Adjustment also would be 0.16%. However, if the fund's current assets were double the 36-month average assets, the Performance Adjustment would be 0.08% based on current assets, because the dollar amount of the fee increase is spread over a larger asset base. Similarly, if the fund's current assets were half the 36-month average, the performance adjustment would be 0.32% based on current assets, because the dollar amount of the fee increase is spread over a smaller asset base.

Impact of Adding a Performance Adjustment. If the proposal is approved, to prevent unfairness to the fund, the Performance Adjustment will be implemented prospectively. For the first eleven months following shareholder approval there will be no Performance Adjustment and the fund's management fee will equal the Basic Fee Rate. The Basic Fee Rate is the sum of the Group Fee Rate, which declines as FMR's fund assets under management increase, and a fixed Individual Fund Fee Rate of 0.30%. Starting with the twelfth month after shareholder approval, the Performance Adjustment will take effect and the management fee will be adjusted upward or downward, depending on the fund's performance relative to its benchmark, the S&P MidCap 400 Index. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

Under the Amended Contract, the Performance Adjustment is determined by comparing the performance of Institutional Class of the fund for the performance period to the performance of the index. The fund currently has five classes of shares: Class A, Class T, Class B, Class C, and Institutional Class. The differences between the performance of the fund's classes is, in large part, reflective of the differences between the expenses of these classes. FMR believes that a Performance Adjustment based on Institutional Class of the fund rather than the other classes of the fund is a fairer means to calculate performance because Institutional Class' expenses do not include fund-paid 12b-1 fees, which are unrelated to FMR's investment skill (fund-paid 12b-1 fees are distribution expenses incurred under a Distribution and Service Plan, approved on behalf of Class A, Class T, Class B, and Class C of the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940).

The impact of the proposed addition of a Performance Adjustment to the fund's management fee will depend on the fund's future performance relative to the S&P MidCap 400 Index. However, the past performance of the S&P MidCap 400 Index and the fund can be used to show what the impact would have been on management fees for the fiscal year ended November 30, 2006 if the fund had operated under a Performance Adjustment using the S&P MidCap 400 Index as a benchmark.

During the fiscal year ended November 30, 2006, the fund's Basic Fee Rate was 0.5663%, which was composed of a Group Fee Rate and an Individual Fund Fee Rate of 0.30%. For the fiscal year ended November 30, 2006, if the fund's management fee had included a Performance Adjustment (using the S&P MidCap 400 Index as its benchmark), the fund's management fee would have been 0.5645%, composed of the Basic Fee Rate and a negative Performance Adjustment of (0.0018)%. Thus, the Performance Adjustment would have resulted in a lower aggregate management fee under the Amended Contract, than the amount payable under the Present Contract.

The following chart compares the rolling 36-month returns (the measurement period used to calculate Performance Adjustments) for Institutional Class of the fund and the S&P MidCap 400 Index for the past three years ended November 30, 2006.

FA Mid Cap – Inst Class vs Proposed Index
Rolling 36-Month Returns
FA Mid Cap –Inst Class
S&P MidCap 400
%
80
70
60
50
40
30
20
10
0
-10
11/03
02/04
05/04
08/04
11/04
02/05
05/05
08/05
11/05
02/06
05/06
08/06
11/06

Comparison of Management Fees. The following tables compare the fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable, to the management fee the fund would have incurred if the Amended Contract (including the Performance Adjustment) had been in effect during the same period. For this purpose, the Performance Adjustment amounts presented for the Amended Contract for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable, have been calculated using the rolling 36-month historical performance of the fund. Management fees are expressed in dollars and as percentages of the fund's average net assets for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable.

HYPOTHETICAL EXAMPLES

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2006

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	44,178,533	0.5663	44,178,533	0.5663	0	0
Performance Adjustment	0	0.0000	(137,940)	(0.0018)	(137,940)	(0.0018)
Total Management Fee	44,178,533	0.5663	44,040,593	0.5645	(137,940)	(0.0018)

FOR THE 12-MONTH PERIOD ENDED FEBRUARY 28, 2007

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	43,730,239	0.5646	43,730,239	0.5646	0	0
Performance Adjustment	0	0.0000	(2,175,290)	(0.0281)	(2,175,290)	(0.0281)
Total Management Fee	43,730,239	0.5646	41,554,949	0.5365	(2,175,290)	(0.0281)

The following tables provide data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable, under the Present Contract and if the proposed addition of the Performance Adjustment had been in effect during the same periods. As with the tables above, the Performance Adjustment amounts incorporated in the management fee expenses listed for the Amended Contract have been calculated using the rolling 36-month historical performance of the index during the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable.

The following tables also describe the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any reduction of certain expenses during the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable.

HYPOTHETICAL EXAMPLES

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED
NOVEMBER 30, 2006

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A	Present Contract	Amended Contract
Management Fee	0.57%	0.56%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.28%	0.28%
Total Class Operating Expenses*	1.10%	1.09%
Class T	Present Contract	Amended Contract
Management Fee	0.57%	0.56%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.21%	0.21%
Total Class Operating Expenses*	1.28%	1.27%
Class B	Present Contract	Amended Contract
Management Fee	0.57%	0.56%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.35%	0.35%
Total Class Operating Expenses*	1.92%	1.91%
Class C	Present Contract	Amended Contract
Management Fee	0.57%	0.56%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.29%	0.29%
Total Class Operating Expenses*	1.86%	1.85%
Institutional Class	Present Contract	Amended Contract
Management Fee	0.57%	0.56%
12b-1 Fee	None	None
Other Expenses	0.21%	0.21%
Total Class Operating Expenses*	0.78%	0.77%

*Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.25%; Class T, 1.50%; Class B, 2.00%; Class C, 2.00%; and Institutional Class, 1.00%.

COMPARATIVE EXPENSE TABLE FOR THE 12-MONTH PERIOD ENDED
FEBRUARY 28, 2007

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A	Present Contract	Amended Contract
Management Fee	0.56%	0.54%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.28%	0.28%
Total Class Operating Expenses*	1.09%	1.07%
Class T	Present Contract	Amended Contract
Management Fee	0.56%	0.54%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.21%	0.21%
Total Class Operating Expenses*	1.27%	1.25%
Class B	Present Contract	Amended Contract
Management Fee	0.56%	0.54%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.35%	0.35%
Total Class Operating Expenses*	1.91%	1.89%
Class C	Present Contract	Amended Contract
Management Fee	0.56%	0.54%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.29%	0.29%
Total Class Operating Expenses*	1.85%	1.83%
Institutional Class	Present Contract	Amended Contract
Management Fee	0.56%	0.54%
12b-1 Fee	None	None
Other Expenses	0.21%	0.21%
Total Class Operating Expenses*	0.77%	0.75%

*Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.25%; Class T, 1.50%; Class B, 2.00%; Class C, 2.00%; and Institutional Class, 1.00%.

Example: The following illustrates the expenses, including the maximum front-end sales charge or contingent deferred sales charge, as applicable, on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Fiscal Year Ended November 30, 2006

	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$681	$905	$1,146	$1,838
Amended Contract	$680	$902	$1,141	$1,827
Class T:
Present Contract	$476	$742	$1,028	$1,841
Amended Contract	$475	$739	$1,023	$1,830
Class B:
Present Contract	$695	$903	$1,237	$1,930A
Amended Contract	$694	$900	$1,232	$1,919A
Class C:
Present Contract	$289	$585	$1,006	$2,180
Amended Contract	$288	$582	$1,001	$2,169
Institutional Class:
Present Contract	$80	$249	$433	$966
Amended Contract	$79	$246	$428	$954

A Reflects conversion to Class A shares after a maximum of seven years.

12-Month Period Ended February 28, 2007

	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$680	$902	$1,141	$1,827
Amended Contract	$678	$896	$1,131	$1,806
Class T:
Present Contract	$475	$739	$1,023	$1,830
Amended Contract	$473	$733	$1,012	$1,808
Class B:
Present Contract	$694	$900	$1,232	$1,919A
Amended Contract	$692	$894	$1,221	$1,897A
Class C:
Present Contract	$288	$582	$1,001	$2,169
Amended Contract	$286	$576	$990	$1,148
Institutional Class:
Present Contract	$79	$246	$428	$954
Amended Contract	$77	$240	$417	$930

A Reflects conversion to Class A shares after a maximum of seven years.

The purpose of these examples and the tables is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The examples above should not be considered a representation of future expenses of the fund, because actual expenses may vary from year to year and may be higher or lower than those shown above.

Changing the Performance Adjustment Index for Fidelity Advisor Mid Cap Fund in the future without a shareholder vote. The Amended Contract allows the Board of Trustees, on behalf of the fund, to change the fund's performance adjustment index without a shareholder vote. This ability is subject to the provisions of the 1940 Act and the Investment Advisers Act of 1940, as modified or interpreted by the SEC (the Acts).

The Amended Contract will allow the Board to designate an alternative appropriate index for purposes of calculating the Performance Adjustment for the fund without a shareholder vote, provided the Acts permit them to do so. Currently, the Acts do not permit the Board to make such a change, and SEC approval would be required to do so. However, if future changes to the Acts or SEC positions allow this flexibility, the Board would be permitted to change the index without a shareholder vote. For example, if the index provider discontinued the performance adjustment index, the Amended Contract would give the Board the ability to change the fund's performance adjustment index without the delay and expense of having to first conduct a proxy solicitation. Any such change would be implemented prospectively. However, even if permitted under applicable law, the Board would only avail itself of this new flexibility if it were in the interests of the fund and its shareholders to do so. To date, FMR has not requested SEC relief to change a fund's performance adjustment index without shareholder approval.

Board Approval of Investment Advisory Contracts and Management Fees.
Advisor Mid Cap Fund

On December 14, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended management contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval. If approved by shareholders, the Amended Contract will add a performance adjustment component to the management fee that FMR receives from the fund under the fund's existing management contract. The performance adjustment will take effect in the twelfth month after commencement of the performance period and the index used to calculate the fund's performance adjustment will be the S&P MidCap 400 Index (the Index). The Amended Contract also will allow the Board to change the fund's performance adjustment index in the future without a shareholder vote, if applicable law permits the Board to do so. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the Amended Contract for the fund, the Board was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of advisory, administrative, distribution and shareholder services performed by the investment adviser, FMR, and the sub-advisers, and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. In determining whether to add a performance adjustment component to the fund's management fee, the Board considered the rolling 36-month returns of the fund compared to the rolling 36-month returns of the Index over the three years ended October 31, 2006. The Board noted that over the rolling 36-month period ended October 31, 2006, the fund generally outperformed the Index.

The Board recognized that past performance would have no impact on performance in the future. The Board recognized that, in connection with its annual renewal of the fund's current management contract and sub-advisory agreements at its July 2006 meeting, the Board had reviewed the fund's returns and the returns of the Index over the one-, three-, and five-year periods ended December 31, 2005, and had stated that the relative investment performance of the fund was lower than the Index for the one and five- year periods, although the fund's three- year cumulative return compared favorably to the Index.

The Board also noted that the Amended Contract would give the Board the ability to designate an alternative appropriate index for the fund without the delay and expense of having first to conduct a proxy solicitation, if applicable law would permit the Board to do so.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, with the proposed performance adjustment, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance (based on the performance of Institutional Class of the fund) for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment will provide FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and help to more closely align the interests of FMR and the fund's shareholders. The Board considered that a performance adjustment based on the performance of Institutional Class of the fund, which has lower expenses than the other classes of the fund, may result in a higher performance adjustment, and therefore a higher management fee, than a performance adjustment based on a class with higher expenses. The Board also considered that, because the addition of the performance adjustment to the calculation of the fund's management fee will be implemented prospectively, the future impact on management fees will depend solely on the fund's future performance relative to the Index.

Nonetheless, the Board considered the management fee that the fund incurred under the current management contract (without the performance adjustment) for the 12-month period ended October 31, 2006, compared to the hypothetical management fee that the fund would have incurred if the Amended Contract (with the performance adjustment) had been in effect during that period.

The Board noted that if the Amended Contract had been in effect during the 12-month period ended October 31, 2006, the fund's basic fee would have been increased by a positive performance adjustment of 0.6 basis points. As a result, the fund's hypothetical management fee would have been 0.6 basis points ($0.4 million) higher if the Amended Contract had been in effect during that period. The Board also noted that the fund generally outperformed the Index over the rolling 36 months for the 12-month period ended October 31, 2006.

Based on its review, the Board concluded that the fund's proposed management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because the fund's management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Index - the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because the Board was approving an arrangement under which the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the fund's Amended Contract, like the current contract, incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the Amended Contract is fair and reasonable, and that the Amended Contract should be approved and submitted to shareholders for their approval.

7. TO APPROVE AN AMENDED MANAGEMENT CONTRACT THAT INCLUDES ADDING A PERFORMANCE ADJUSTMENT COMPONENT TO THE MANAGEMENT FEE FOR FIDELITY ADVISOR SMALL CAP FUND AND GIVING THE TRUSTEES THE AUTHORITY TO CHANGE THE FUND'S PERFORMANCE ADJUSTMENT INDEX GOING FORWARD, WITHOUT A SHAREHOLDER VOTE, SUBJECT TO APPLICABLE LAW

The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees) has approved, and recommends that shareholders of the fund approve, an amended management contract with FMR (the Amended Contract) in the form attached to this Proxy Statement as Exhibit 7. The Amended Contract adds a performance adjustment component (the Performance Adjustment) to the management fee that FMR receives from the fund for managing its investments and business affairs under the fund's existing management contract with FMR (the Present Contract). (For information on FMR, see the section entitled "Activities and Management of FMR" on page [__].)

In addition to these modifications discussed in more detail below, other non-material changes to the Amended Contract are proposed (Exhibit 7). The changes are intended to clarify certain language in the Present Contract. If the proposal is approved by shareholders, these non-material changes will be included in the Amended Contract.

Current Management Fee. The fund's current management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate of 0.45%. The total management fee for the fund's fiscal year ended November 30, 2006 was 0.7160%.

Proposed Amendments to the Present Management Contract. The Amended Contract would add a Performance Adjustment to the management fee that would reward FMR by increasing management fees when the fund outperforms its benchmark index, and would penalize FMR by decreasing management fees when the fund underperforms its benchmark index. In addition, if shareholders vote in favor of this proposal the Trustees will have the authority to change the performance adjustment index going forward, without a shareholder vote, subject to SEC limitations. For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page [__]. A copy of the proposed Amended Contract, marked to indicate the proposed amendments, is attached as Exhibit 7 on page [_]. Except for the modifications discussed in this proposal and for nonmaterial changes intended to clarify certain language in the Present Contract, the Amended Contract is substantially identical to the Present Contract.

Addition of a Performance Adjustment. Performance adjustments are intended to reward a fund's investment adviser for good investment performance and penalize a fund's investment adviser for bad investment performance relative to an appropriate benchmark. Performance adjustments also serve to more closely align the interests of shareholders with those of the investment adviser. The SEC rules for calculating performance adjustments generally ensure that positive or negative adjustments result from the adviser's management skill and not from random or irrelevant factors. To this end, the SEC rules require that an appropriate benchmark index be used for purposes of calculating a performance adjustment.

If the proposal is approved, FMR intends to use the Russell 2000® Index, the fund's current benchmark index, for calculating the Performance Adjustment. The Russell 2000 Index is a market capitalization-weighted index of the stocks of the 2,000 smallest companies included in the Russell 3000 Index. The Russell 3000 Index comprises the 3,000 largest U.S. domiciled companies. FMR believes that the Russell 2000 Index is an appropriate benchmark for the fund because it is representative of the fund's investment universe. The proposed performance adjustment benchmark is currently used by similar funds managed by FMR.

The Performance Adjustment, which is calculated monthly, is based on the fund's performance relative to the benchmark index and assets for the most recent 36 months. If the fund were to outperform the Russell 2000 Index over 36 months, FMR would receive a positive Performance Adjustment, which would increase the management fee paid to FMR. If the fund were to underperform the Russell 2000 Index, the management fee paid to FMR would be reduced by a negative Performance Adjustment. The Performance Adjustment rate is 0.02% for each percentage point (the performance of the fund and the Russell 2000 Index each being calculated to the nearest 0.01%) of outperformance or underperformance, subject to a maximum rate of ±0.20% of the average net assets over the 36-month performance period. The performance of the fund is measured by the performance of Institutional Class for this purpose.

Although the Performance Adjustment is subject to a maximum rate of +/- 0.20%, it is calculated as a dollar amount. Because the Performance Adjustment will be based on the fund's 36-month average net assets, the Performance Adjustment as a dollar amount can be more than 0.20% or less than -0.20% when measured against current assets. For example, if the fund outperformed its index by 8 percentage points, the performance adjustment rate would be a positive 0.16% (0.02% multiplied by 8). If the fund's current net assets were the same as its 36-month average net assets, the Performance Adjustment also would be 0.16%. However, if the fund's current assets were double the 36-month average assets, the Performance Adjustment would be 0.08% based on current assets, because the dollar amount of the fee increase is spread over a larger asset base. Similarly, if the fund's current assets were half the 36-month average, the performance adjustment would be 0.32% based on current assets, because the dollar amount of the fee increase is spread over a smaller asset base.

Impact of Adding a Performance Adjustment. If the proposal is approved, to prevent unfairness to the fund, the Performance Adjustment will be implemented prospectively. For the first eleven months following shareholder approval there will be no Performance Adjustment and the fund's management fee will equal the Basic Fee Rate. The Basic Fee Rate is the sum of the Group Fee Rate, which declines as FMR's fund assets under management increase, and a fixed Individual Fund Fee Rate of 0.45%. Starting with the twelfth month after shareholder approval, the Performance Adjustment will take effect and the management fee will be adjusted upward or downward, depending on the fund's performance relative to its benchmark, the Russell 2000 Index. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

Under the Amended Contract, the Performance Adjustment is determined by comparing the performance of Institutional Class of the fund for the performance period to the performance of the index. The fund currently has five classes of shares: Class A, Class T, Class B, Class C, and Institutional Class. The differences between the performance of the fund's classes is, in large part, reflective of the differences between the expenses of these classes. FMR believes that a Performance Adjustment based on Institutional Class of the fund rather than the other classes of the fund is a fairer means to calculate performance because Institutional Class' expenses do not include fund-paid 12b-1 fees, which are unrelated to FMR's investment skill (fund-paid 12b-1 fees are distribution expenses incurred under a Distribution and Service Plan, approved on behalf of Class A, Class T, Class B, and Class C of the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940).

The impact of the proposed addition of a Performance Adjustment to the fund's management fee will depend on the fund's future performance relative to the Russell 2000 Index. However, the past performance of the Russell 2000 Index and the fund can be used to show what the impact would have been on management fees for the fiscal year ended November 30, 2006 if the fund had operated under a Performance Adjustment using the Russell 2000 Index as a benchmark.

During the fiscal year ended November 30, 2006, the fund's Basic Fee Rate was 0.7160%, which was composed of a Group Fee Rate and an Individual Fund Fee Rate of 0.45%. For the fiscal year ended November 30, 2006, if the fund's management fee had included a Performance Adjustment (using the Russell 2000 Index as its benchmark), the fund's management fee would have been 0.7434%, composed of the Basic Fee Rate and a positive Performance Adjustment of 0.0274%. Thus, the Performance Adjustment would have resulted in a higher aggregate management fee under the Amended Contract, than the amount payable under the Present Contract.

The following chart compares the rolling 36-month returns (the measurement period used to calculate Performance Adjustments) for Institutional Class of the fund and the Russell 2000 Index for the past three years ended November 30, 2006.

FA Small Cap - Inst Class vs Proposed Index
Rolling 36-Month Returns
FA Small Cap - Inst Class
Russell 2000
%
100
90
80
70
60
50
40
30
20
10
0
-10
11/03
02/04
05/04
08/04
11/04
02/05
05/05
08/05
11/05
02/06
05/06
08/06
11/06

Comparison of Management Fees. The following tables compare the fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable, to the management fee the fund would have incurred if the Amended Contract (including the Performance Adjustment) had been in effect during the same period. For this purpose, the Performance Adjustment amounts presented for the Amended Contract for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable, have been calculated using the rolling 36-month historical performance of the fund. Management fees are expressed in dollars and as percentages of the fund's average net assets for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable.

HYPOTHETICAL EXAMPLES

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2006

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	23,677,364	0.7160	23,677,364	0.7160	0	0
Performance Adjustment	0	0.0000	906,434	0.0274	906,434	0.0274
Total Management Fee	23,677,364	0.7160	24,583,798	0.7434	906,434	0.0274

FOR THE 12-MONTH PERIOD ENDED FEBRUARY 28, 2007

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	23,816,713	0.7148	23,816,713	0.7148	0	0
Performance Adjustment	0	0.0000	1,117,695	0.0335	1,117,695	0.0335
Total Management Fee	23,816,713	0.7148	24,934,408	0.7483	1,117,695	0.0335

The following tables provide data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable, under the Present Contract and if the proposed addition of the Performance Adjustment had been in effect during the same periods. As with the tables above, the Performance Adjustment amounts incorporated in the management fee expenses listed for the Amended Contract have been calculated using the rolling 36-month historical performance of the index during the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable.

The following tables also describe the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any reduction of certain expenses during the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable.

HYPOTHETICAL EXAMPLES

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED
NOVEMBER 30, 2006

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A	Present Contract	Amended Contract
Management Fee	0.72%	0.74%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.35%	0.35%
Total Class Operating Expenses*	1.32%	1.34%
Class T	Present Contract	Amended Contract
Management Fee	0.72%	0.74%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.28%	0.28%
Total Class Operating Expenses*	1.50%	1.52%
Class B	Present Contract	Amended Contract
Management Fee	0.72%	0.74%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.40%	0.40%
Total Class Operating Expenses*	2.12%	2.14%
Class C	Present Contract	Amended Contract
Management Fee	0.72%	0.74%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.35%	0.35%
Total Class Operating Expenses*	2.07%	2.09%
Institutional Class	Present Contract	Amended Contract
Management Fee	0.72%	0.74%
12b-1 Fee	None	None
Other Expenses	0.25%	0.25%
Total Class Operating Expenses*	0.97%	0.99%

*Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.40%; Class T, 1.65%; Class B, 2.15%; Class C, 2.15%; and Institutional Class, 1.15%.

COMPARATIVE EXPENSE TABLE FOR THE 12-MONTH PERIOD ENDED
FEBRUARY 28, 2007

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A	Present Contract	Amended Contract
Management Fee	0.71%	0.75%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.35%	0.35%
Total Class Operating Expenses*	1.31%	1.35%
Class T	Present Contract	Amended Contract
Management Fee	0.71%	0.75%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.28%	0.28%
Total Class Operating Expenses*	1.49%	1.53%
Class B	Present Contract	Amended Contract
Management Fee	0.71%	0.75%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.40%	0.40%
Total Class Operating Expenses*	2.11%	2.15%
Class C	Present Contract	Amended Contract
Management Fee	0.71%	0.75%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.35%	0.35%
Total Class Operating Expenses*	2.06%	2.10%
Institutional Class	Present Contract	Amended Contract
Management Fee	0.71%	0.75%
12b-1 Fee	None	None
Other Expenses	0.25%	0.25%
Total Class Operating Expenses*	0.96%	1.00%

*Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.40%; Class T, 1.65%; Class B, 2.15%; Class C, 2.15%; and Institutional Class, 1.15%.

Example: The following illustrates the expenses, including the maximum front-end sales charge or contingent deferred sales charge, as applicable, on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Fiscal Year Ended November 30, 2006

	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$702	$969	$1,257	$2,074
Amended Contract	$704	$975	$1,267	$2,095
Class T:
Present Contract	$497	$807	$1,140	$2,078
Amended Contract	$499	$813	$1,150	$2,099
Class B:
Present Contract	$715	$964	$1,339	$2,152A
Amended Contract	$717	$970	$1,349	$2,173A
Class C:
Present Contract	$310	$649	$1,114	$2,400
Amended Contract	$312	$655	$1,124	$2,421
Institutional Class:
Present Contract	$99	$309	$536	$1,190
Amended Contract	$101	$315	$547	$1,213

A Reflects conversion to Class A shares after a maximum of seven years.

12-Month Period Ended February 28, 2007

	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$701	$966	$1,252	$2,063
Amended Contract	$705	$978	$1,272	$2,105
Class T:
Present Contract	$496	$805	$1,135	$2,067
Amended Contract	$500	$816	$1,155	$2,110
Class B:
Present Contract	$714	$961	$1,334	$2,142A
Amended Contract	$718	$973	$1,354	$2,184A
Class C:
Present Contract	$309	$646	$1,108	$2,390
Amended Contract	$313	$658	$1,129	$2,431
Institutional Class:
Present Contract	$98	$306	$531	$1,178
Amended Contract	$102	$318	$552	$1,225

A Reflects conversion to Class A shares after a maximum of seven years.

The purpose of these examples and the tables is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The examples above should not be considered a representation of future expenses of the fund, because actual expenses may vary from year to year and may be higher or lower than those shown above.

Changing the Performance Adjustment Index for Fidelity Advisor Small Cap Fund in the future without a shareholder vote. The Amended Contract allows the Board of Trustees, on behalf of the fund, to change the fund's performance adjustment index without a shareholder vote. This ability is subject to the provisions of the 1940 Act and the Investment Advisers Act of 1940, as modified or interpreted by the SEC (the Acts).

The Amended Contract will allow the Board to designate an alternative appropriate index for purposes of calculating the Performance Adjustment for the fund without a shareholder vote, provided the Acts permit them to do so. Currently, the Acts do not permit the Board to make such a change, and SEC approval would be required to do so. However, if future changes to the Acts or SEC positions allow this flexibility, the Board would be permitted to change the index without a shareholder vote. For example, if the index provider discontinued the performance adjustment index, the Amended Contract would give the Board the ability to change the fund's performance adjustment index without the delay and expense of having to first conduct a proxy solicitation. Any such change would be implemented prospectively. However, even if permitted under applicable law, the Board would only avail itself of this new flexibility if it were in the interests of the fund and its shareholders to do so. To date, FMR has not requested SEC relief to change a fund's performance adjustment index without shareholder approval.

Board Approval of Investment Advisory Contracts and Management Fees.
Advisor Small Cap Fund

On December 14, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended management contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval. If approved by shareholders, the Amended Contract will add a performance adjustment component to the management fee that FMR receives from the fund under the fund's existing management contract. The performance adjustment will take effect in the twelfth month after commencement of the performance period and the index used to calculate the fund's performance adjustment will be the Russell 2000 Index (the Index). The Amended Contract also will allow the Board to change the fund's performance adjustment index in the future without a shareholder vote, if applicable law permits the Board to do so. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the Amended Contract for the fund, the Board was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of advisory, administrative, distribution and shareholder services performed by the investment adviser, FMR, and the sub-advisers, and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. In determining whether to add a performance adjustment component to the fund's management fee, the Board considered the rolling 36-month returns of the fund compared to the rolling 36-month returns of the Index over the three years ended October 31, 2006. The Board noted that over the rolling 36-month period ended October 31, 2006, the fund generally outperformed the Index.

The Board recognized that past performance would have no impact on performance in the future. The Board recognized that, in connection with its annual renewal of the fund's current management contract and sub-advisory agreements at its July 2006 meeting, the Board had reviewed the fund's returns and the returns of the Index over the one-, three-, and five-year periods ended December 31, 2005, and had stated that the relative investment performance of the fund compared favorably to the Index for the one- and three- year periods, although the fund's five- year cumulative return was lower than the Index.

The Board also noted that the Amended Contract would give the Board the ability to designate an alternative appropriate index for the fund without the delay and expense of having first to conduct a proxy solicitation, if applicable law would permit the Board to do so.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, with the proposed performance adjustment, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance (based on the performance of Institutional Class of the fund) for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment will provide FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and help to more closely align the interests of FMR and the fund's shareholders. The Board considered that a performance adjustment based on the performance of Institutional Class of the fund, which has lower expenses than the other classes of the fund, may result in a higher performance adjustment, and therefore a higher management fee, than a performance adjustment based on a class with higher expenses. The Board also considered that, because the addition of the performance adjustment to the calculation of the fund's management fee will be implemented prospectively, the future impact on management fees will depend solely on the fund's future performance relative to the Index.

Nonetheless, the Board considered the management fee that the fund incurred under the current management contract (without the performance adjustment) for the 12-month period ended October 31, 2006, compared to the hypothetical management fee that the fund would have incurred if the Amended Contract (with the performance adjustment) had been in effect during that period.

The Board noted that if the Amended Contract had been in effect during the 12-month period ended October 31, 2006, the fund's basic fee would have been increased by a positive performance adjustment of 2.6 basis points. As a result, the fund's hypothetical management fee would have been 2.6 basis points ($0.8 million) higher if the Amended Contract had been in effect during that period. The Board also noted that the fund generally outperformed the Index over the rolling 36-month period ended October 31, 2006.

Based on its review, the Board concluded that the fund's proposed management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because the fund's management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Index - the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because the Board was approving an arrangement under which the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the fund's Amended Contract, like the current contract, incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the Amended Contract is fair and reasonable, and that the Amended Contract should be approved and submitted to shareholders for their approval.

8. TO APPROVE AN AMENDED MANAGEMENT CONTRACT THAT INCLUDES ADDING A PERFORMANCE ADJUSTMENT COMPONENT TO THE MANAGEMENT FEE FOR FIDELITY ADVISOR STRATEGIC GROWTH FUND AND GIVING THE TRUSTEES THE AUTHORITY TO CHANGE THE FUND'S PERFORMANCE ADJUSTMENT INDEX GOING FORWARD, WITHOUT A SHAREHOLDER VOTE, SUBJECT TO APPLICABLE LAW

The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees) has approved, and recommends that shareholders of the fund approve, an amended management contract with FMR (the Amended Contract) in the form attached to this Proxy Statement as Exhibit 8. The Amended Contract adds a performance adjustment component (the Performance Adjustment) to the management fee that FMR receives from the fund for managing its investments and business affairs under the fund's existing management contract with FMR (the Present Contract). (For information on FMR, see the section entitled "Activities and Management of FMR" on page [__].)

In addition to these modifications discussed in more detail below, other non-material changes to the Amended Contract are proposed (Exhibit 8). The changes are intended to clarify certain language in the Present Contract. If the proposal is approved by shareholders, these non-material changes will be included in the Amended Contract.

Current Management Fee. The fund's current management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate of 0.30%. The total management fee for the fund's fiscal year ended November 30, 2006 was 0.5666%.

Proposed Amendments to the Present Management Contract. The Amended Contract would add a Performance Adjustment to the management fee that would reward FMR by increasing management fees when the fund outperforms its benchmark index, and would penalize FMR by decreasing management fees when the fund underperforms its benchmark index. In addition, if shareholders vote in favor of this proposal the Trustees will have the authority to change the performance adjustment index going forward, without a shareholder vote, subject to SEC limitations. For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page [__]. A copy of the proposed Amended Contract, marked to indicate the proposed amendments, is attached as Exhibit 8 on page [_]. Except for the modifications discussed in this proposal and for nonmaterial changes intended to clarify certain language in the Present Contract, the Amended Contract is substantially identical to the Present Contract.

Addition of a Performance Adjustment. Performance adjustments are intended to reward a fund's investment adviser for good investment performance and penalize a fund's investment adviser for bad investment performance relative to an appropriate benchmark. Performance adjustments also serve to more closely align the interests of shareholders with those of the investment adviser. The SEC rules for calculating performance adjustments generally ensure that positive or negative adjustments result from the adviser's management skill and not from random or irrelevant factors. To this end, the SEC rules require that an appropriate benchmark index be used for purposes of calculating a performance adjustment.

If the proposal is approved, FMR intends to use the Russell 1000® Growth Index, the fund's current benchmark index, for calculating the Performance Adjustment. The Russell 1000 Growth Index is a market capitalization-weighted index of those stocks of the 1,000 largest U.S. domiciled companies that exhibit growth-oriented characteristics. FMR believes that the Russell 1000 Growth Index is an appropriate benchmark for the fund because it is representative of the fund's investment universe. The proposed performance adjustment benchmark is currently used by similar funds managed by FMR.

The Performance Adjustment, which is calculated monthly, is based on the fund's performance relative to the benchmark index and assets for the most recent 36 months. If the fund were to outperform the Russell 1000 Growth Index over 36 months, FMR would receive a positive Performance Adjustment, which would increase the management fee paid to FMR. If the fund were to underperform the Russell 1000 Growth Index, the management fee paid to FMR would be reduced by a negative Performance Adjustment. The Performance Adjustment rate is 0.02% for each percentage point (the performance of the fund and the Russell 1000 Growth Index each being calculated to the nearest 0.01%) of outperformance or underperformance, subject to a maximum rate of ±0.20% of the average net assets over the 36-month performance period. The performance of the fund is measured by the performance of Institutional Class for this purpose.

Although the Performance Adjustment is subject to a maximum rate of +/- 0.20%, it is calculated as a dollar amount. Because the Performance Adjustment will be based on the fund's 36-month average net assets, the Performance Adjustment as a dollar amount can be more than 0.20% or less than -0.20% when measured against current assets. For example, if the fund outperformed its index by 8 percentage points, the performance adjustment rate would be a positive 0.16% (0.02% multiplied by 8). If the fund's current net assets were the same as its 36-month average net assets, the Performance Adjustment also would be 0.16%. However, if the fund's current assets were double the 36-month average assets, the Performance Adjustment would be 0.08% based on current assets, because the dollar amount of the fee increase is spread over a larger asset base. Similarly, if the fund's current assets were half the 36-month average, the performance adjustment would be 0.32% based on current assets, because the dollar amount of the fee increase is spread over a smaller asset base.

Impact of Adding a Performance Adjustment. If the proposal is approved, to prevent unfairness to the fund, the Performance Adjustment will be implemented prospectively. For the first eleven months following shareholder approval there will be no Performance Adjustment and the fund's management fee will equal the Basic Fee Rate. The Basic Fee Rate is the sum of the Group Fee Rate, which declines as FMR's fund assets under management increase, and a fixed Individual Fund Fee Rate of 0.30%. Starting with the twelfth month after shareholder approval, the Performance Adjustment will take effect and the management fee will be adjusted upward or downward, depending on the fund's performance relative to its benchmark, the Russell 1000 Growth Index. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

Under the Amended Contract, the Performance Adjustment is determined by comparing the performance of Institutional Class of the fund for the performance period to the performance of the index. The fund currently has five classes of shares: Class A, Class T, Class B, Class C, and Institutional Class. The differences between the performance of the fund's classes is, in large part, reflective of the differences between the expenses of these classes. FMR believes that a Performance Adjustment based on Institutional Class of the fund rather than the other classes of the fund is a fairer means to calculate performance because Institutional Class' expenses do not include fund-paid 12b-1 fees, which are unrelated to FMR's investment skill (fund-paid 12b-1 fees are distribution expenses incurred under a Distribution and Service Plan, approved on behalf of Class A, Class T, Class B, and Class C of the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940).

The impact of the proposed addition of a Performance Adjustment to the fund's management fee will depend on the fund's future performance relative to the Russell 1000 Growth Index. However, the past performance of the Russell 1000 Growth Index and the fund can be used to show what the impact would have been on management fees for the fiscal year ended November 30, 2006 if the fund had operated under a Performance Adjustment using the Russell 1000 Growth Index as a benchmark.

During the fiscal year ended November 30, 2006, the fund's Basic Fee Rate was 0.5666%, which was composed of a Group Fee Rate and an Individual Fund Fee Rate of 0.30%. For the fiscal year ended November 30, 2006, if the fund's management fee had included a Performance Adjustment (using the Russell 1000 Growth Index as its benchmark), the fund's management fee would have been 0.4645%, composed of the Basic Fee Rate and a negative Performance Adjustment of (0.1021)%. Thus, the Performance Adjustment would have resulted in a lower aggregate management fee under the Amended Contract, than the amount payable under the Present Contract.

The following chart compares the rolling 36-month returns (the measurement period used to calculate Performance Adjustments) for Institutional Class of the fund and the Russell 1000 Growth Index for the past three years ended November 30, 2006.

FA Strategic Growth - Inst Class vs Proposed Index
Rolling 36-Month Returns
FA Strategic Grth - Inst Class
Russell 1000 Growth
%
30
20
10
0
-10
-20
-30
-40
-50
11/03
02/04
05/04
08/04
11/04
02/05
05/05
08/05
11/05
02/06
05/06
08/06
11/06

Comparison of Management Fees. The following tables compare the fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable, to the management fee the fund would have incurred if the Amended Contract (including the Performance Adjustment) had been in effect during the same period. For this purpose, the Performance Adjustment amounts presented for the Amended Contract for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable, have been calculated using the rolling 36-month historical performance of the fund. Management fees are expressed in dollars and as percentages of the fund's average net assets for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable.

HYPOTHETICAL EXAMPLES

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2006

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	124,871	0.5666	124,871	0.5666	0	0
Performance Adjustment	0	0.0000	(22,510)	(0.1021)	(22,510)	(0.1021)
Total Management Fee	124,871	0.5666	102,361	0.4645	(22,510)	(0.1021)

FOR THE 12-MONTH PERIOD ENDED FEBRUARY 28, 2007

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	120,181	0.5641	120,181	0.5641	0	0
Performance Adjustment	0	0.0000	(32,266)	(0.1514)	(32,266)	(0.1514)
Total Management Fee	120,181	0.5641	87,915	0.4127	(32,266)	(0.1514)

The following tables provide data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable, under the Present Contract and if the proposed addition of the Performance Adjustment had been in effect during the same periods. As with the tables above, the Performance Adjustment amounts incorporated in the management fee expenses listed for the Amended Contract have been calculated using the rolling 36-month historical performance of the index during the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable.

The following tables also describe the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any reduction of certain expenses during the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable.

HYPOTHETICAL EXAMPLES

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED
NOVEMBER 30, 2006

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A	Present Contract	Amended Contract
Management Fee	0.57%	0.46%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.91%	0.91%
Total Class Operating Expenses*	1.73%	1.62%
Class T	Present Contract	Amended Contract
Management Fee	0.57%	0.46%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.96%	0.96%
Total Class Operating Expenses*	2.03%	1.92%
Class B	Present Contract	Amended Contract
Management Fee	0.57%	0.46%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.91%	0.91%
Total Class Operating Expenses*	2.48%	2.37%
Class C	Present Contract	Amended Contract
Management Fee	0.57%	0.46%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.91%	0.91%
Total Class Operating Expenses*	2.48%	2.37%
Institutional Class	Present Contract	Amended Contract
Management Fee	0.57%	0.46%
12b-1 Fee	None	None
Other Expenses	0.78%	0.78%
Total Class Operating Expenses*	1.35%	1.24%

*Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.25%; Class T, 1.50%; Class B, 2.00%; Class C, 2.00%; and Institutional Class, 1.00%.

COMPARATIVE EXPENSE TABLE FOR THE 12-MONTH PERIOD ENDED
FEBRUARY 28, 2007

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A	Present Contract	Amended Contract
Management Fee	0.56%	0.41%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.91%	0.91%
Total Class Operating Expenses*	1.72%	1.57%
Class T	Present Contract	Amended Contract
Management Fee	0.56%	0.41%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.96%	0.96%
Total Class Operating Expenses*	2.02%	1.87%
Class B	Present Contract	Amended Contract
Management Fee	0.56%	0.41%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.91%	0.91%
Total Class Operating Expenses*	2.47%	2.32%
Class C	Present Contract	Amended Contract
Management Fee	0.56%	0.41%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.91%	0.91%
Total Class Operating Expenses*	2.47%	2.32%
Institutional Class	Present Contract	Amended Contract
Management Fee	0.56%	0.41%
12b-1 Fee	None	None
Other Expenses	0.78%	0.78%
Total Class Operating Expenses*	1.34%	1.19%

*Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.25%; Class T, 1.50%; Class B, 2.00%; Class C, 2.00%; and Institutional Class, 1.00%.

Example: The following illustrates the expenses, including the maximum front-end sales charge or contingent deferred sales charge, as applicable, on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Fiscal Year Ended November 30, 2006

	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$741	$1,089	$1,460	$2,499
Amended Contract	$730	$1,057	$1,406	$2,386
Class T:
Present Contract	$549	$964	$1,405	$2,626
Amended Contract	$538	$932	$1,350	$2,515
Class B:
Present Contract	$751	$1,073	$1,521	$2,545A
Amended Contract	$740	$1,039	$1,465	$2,432A
Class C:
Present Contract	$351	$773	$1,321	$2,816
Amended Contract	$340	$739	$1,265	$2,706
Institutional Class:
Present Contract	$137	$428	$739	$1,624
Amended Contract	$126	$393	$681	$1,500

A Reflects conversion to Class A shares after a maximum of seven years.

12-Month Period Ended February 28, 2007

	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$740	$1,086	$1,455	$2,488
Amended Contract	$726	$1,042	$1,381	$2,335
Class T:
Present Contract	$548	$961	$1,400	$2,616
Amended Contract	$533	$917	$1,326	$2,464
Class B:
Present Contract	$750	$1,070	$1,516	$2,535A
Amended Contract	$735	$1,024	$1,440	$2,381A
Class C:
Present Contract	$350	$770	$1,316	$2,806
Amended Contract	$335	$724	$1,240	$2,656
Institutional Class:
Present Contract	$136	$425	$734	$1,619
Amended Contract	$121	$378	$654	$1,443

A Reflects conversion to Class A shares after a maximum of seven years.

The purpose of these examples and the tables is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The examples above should not be considered a representation of future expenses of the fund, because actual expenses may vary from year to year and may be higher or lower than those shown above.

Changing the Performance Adjustment Index for Fidelity Advisor Strategic Growth Fund in the future without a shareholder vote. The Amended Contract allows the Board of Trustees, on behalf of the fund, to change the fund's performance adjustment index without a shareholder vote. This ability is subject to the provisions of the 1940 Act and the Investment Advisers Act of 1940, as modified or interpreted by the SEC (the Acts).

The Amended Contract will allow the Board to designate an alternative appropriate index for purposes of calculating the Performance Adjustment for the fund without a shareholder vote, provided the Acts permit them to do so. Currently, the Acts do not permit the Board to make such a change, and SEC approval would be required to do so. However, if future changes to the Acts or SEC positions allow this flexibility, the Board would be permitted to change the index without a shareholder vote. For example, if the index provider discontinued the performance adjustment index, the Amended Contract would give the Board the ability to change the fund's performance adjustment index without the delay and expense of having to first conduct a proxy solicitation. Any such change would be implemented prospectively. However, even if permitted under applicable law, the Board would only avail itself of this new flexibility if it were in the interests of the fund and its shareholders to do so. To date, FMR has not requested SEC relief to change a fund's performance adjustment index without shareholder approval.

Board Approval of Investment Advisory Contracts and Management Fees.
Advisor Strategic Growth Fund

On December 14, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended management contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval. If approved by shareholders, the Amended Contract will add a performance adjustment component to the management fee that FMR receives from the fund under the fund's existing management contract. The performance adjustment will take effect in the twelfth month after commencement of the performance period and the index used to calculate the fund's performance adjustment will be the Russell 1000 Growth Index (the Index). The Amended Contract also will allow the Board to change the fund's performance adjustment index in the future without a shareholder vote, if applicable law permits the Board to do so. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the Amended Contract for the fund, the Board was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of advisory, administrative, distribution and shareholder services performed by the investment adviser, FMR, and the sub-advisers, and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. In determining whether to add a performance adjustment component to the fund's management fee, the Board considered the rolling 36-month returns of the fund compared to the rolling 36-month returns of the Index over the three years ended October 31, 2006. The Board noted that over the rolling 36-month period ended October 31, 2006, the fund generally underperformed the Index.

The Board recognized that past performance would have no impact on performance in the future. The Board recognized that, in connection with its annual renewal of the fund's current management contract and sub-advisory agreements at its July 2006 meeting, the Board had reviewed the fund's returns and the returns of the Index over the one-, three-, and five-year periods ended December 31, 2005, and had stated that the relative investment performance of the fund was lower than the Index for the three- and five- year periods, although the fund's one- year cumulative return compared favorably to the Index.

The Board also noted that the Amended Contract would give the Board the ability to designate an alternative appropriate index for the fund without the delay and expense of having first to conduct a proxy solicitation, if applicable law would permit the Board to do so.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, with the proposed performance adjustment, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance (based on the performance of Institutional Class of the fund) for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment will provide FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and help to more closely align the interests of FMR and the fund's shareholders. The Board considered that a performance adjustment based on the performance of Institutional Class of the fund, which has lower expenses than the other classes of the fund, may result in a higher performance adjustment, and therefore a higher management fee, than a performance adjustment based on a class with higher expenses. The Board also considered that, because the addition of the performance adjustment to the calculation of the fund's management fee will be implemented prospectively, the future impact on management fees will depend solely on the fund's future performance relative to the Index.

Nonetheless, the Board considered the management fee that the fund incurred under the current management contract (without the performance adjustment) for the 12-month period ended October 31, 2006, compared to the hypothetical management fee that the fund would have incurred if the Amended Contract (with the performance adjustment) had been in effect during that period.

The Board noted that if the Amended Contract had been in effect during the 12-month period ended October 31, 2006, the fund's basic fee would have been reduced by a negative performance adjustment of 10.2 basis points. As a result, the fund's hypothetical management fee would have been 10.2 basis points ($0.02 million) lower if the Amended Contract had been in effect during that period. The Board also noted that the fund generally underperformed the Index over the rolling 36-month period ended October 31, 2006.

Based on its review, the Board concluded that the fund's proposed management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because the fund's management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Index - the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because the Board was approving an arrangement under which the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the fund's Amended Contract, like the current contract, incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the Amended Contract is fair and reasonable, and that the Amended Contract should be approved and submitted to shareholders for their approval.

9. TO APPROVE AN AMENDED MANAGEMENT CONTRACT THAT INCLUDES ADDING A PERFORMANCE ADJUSTMENT COMPONENT TO THE MANAGEMENT FEE FOR FIDELITY ADVISOR VALUE STRATEGIES FUND AND GIVING THE TRUSTEES THE AUTHORITY TO CHANGE THE FUND'S PERFORMANCE ADJUSTMENT INDEX GOING FORWARD, WITHOUT A SHAREHOLDER VOTE, SUBJECT TO APPLICABLE LAW

The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees) has approved, and recommends that shareholders of the fund approve, an amended management contract with FMR (the Amended Contract) in the form attached to this Proxy Statement as Exhibit 9. The Amended Contract adds a performance adjustment component (the Performance Adjustment) to the management fee that FMR receives from the fund for managing its investments and business affairs under the fund's existing management contract with FMR (the Present Contract). (For information on FMR, see the section entitled "Activities and Management of FMR" on page [__].)

In addition to these modifications discussed in more detail below, other non-material changes to the Amended Contract are proposed (Exhibit 9). The changes are intended to clarify certain language in the Present Contract. If the proposal is approved by shareholders, these non-material changes will be included in the Amended Contract.

Current Management Fee. The fund's current management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate of 0.30%. The total management fee for the fund's fiscal year ended November 30, 2006 was 0.5663%.

Proposed Amendments to the Present Management Contract. The Amended Contract would add a Performance Adjustment to the management fee that would reward FMR by increasing management fees when the fund outperforms its benchmark index, and would penalize FMR by decreasing management fees when the fund underperforms its benchmark index. In addition, if shareholders vote in favor of this proposal the Trustees will have the authority to change the performance adjustment index going forward, without a shareholder vote, subject to SEC limitations. For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page [__]. A copy of the proposed Amended Contract, marked to indicate the proposed amendments, is attached as Exhibit 9 on page [_]. Except for the modifications discussed in this proposal and for nonmaterial changes intended to clarify certain language in the Present Contract, the Amended Contract is substantially identical to the Present Contract.

Addition of a Performance Adjustment. Performance adjustments are intended to reward a fund's investment adviser for good investment performance and penalize a fund's investment adviser for bad investment performance relative to an appropriate benchmark. Performance adjustments also serve to more closely align the interests of shareholders with those of the investment adviser. The SEC rules for calculating performance adjustments generally ensure that positive or negative adjustments result from the adviser's management skill and not from random or irrelevant factors. To this end, the SEC rules require that an appropriate benchmark index be used for purposes of calculating a performance adjustment.

If the proposal is approved, FMR intends to use the Russell Midcap® Value Index, the fund's current benchmark index, for calculating the Performance Adjustment. The Russell Midcap Value Index is a market capitalization-weighted index of the smallest 800 companies included in the Russell 1000 Index that exhibit value-oriented characteristics. The Russell 1000 Index comprises the 1,000 largest U.S. domiciled companies. FMR believes that the Russell Midcap Value Index is an appropriate benchmark for the fund because it is representative of the fund's investment universe. The proposed performance adjustment benchmark is currently used by similar funds managed by FMR.

The Performance Adjustment, which is calculated monthly, is based on the fund's performance relative to the benchmark index and assets for the most recent 36 months. If the fund were to outperform the Russell Midcap Value Index over 36 months, FMR would receive a positive Performance Adjustment, which would increase the management fee paid to FMR. If the fund were to underperform the Russell Midcap Value Index, the management fee paid to FMR would be reduced by a negative Performance Adjustment. The Performance Adjustment rate is 0.02% for each percentage point (the performance of the fund and the Russell Midcap Value Index each being calculated to the nearest 0.01%) of outperformance or underperformance, subject to a maximum rate of ±0.20% of the average net assets over the 36-month performance period. The performance of the fund is measured by the performance of Fidelity Value Strategies Fund (the "Retail Class" of the fund) for this purpose.

Although the Performance Adjustment is subject to a maximum rate of +/- 0.20%, it is calculated as a dollar amount. Because the Performance Adjustment will be based on the fund's 36-month average net assets, the Performance Adjustment as a dollar amount can be more than 0.20% or less than -0.20% when measured against current assets. For example, if the fund outperformed its index by 8 percentage points, the performance adjustment rate would be a positive 0.16% (0.02% multiplied by 8). If the fund's current net assets were the same as its 36-month average net assets, the Performance Adjustment also would be 0.16%. However, if the fund's current assets were double the 36-month average assets, the Performance Adjustment would be 0.08% based on current assets, because the dollar amount of the fee increase is spread over a larger asset base. Similarly, if the fund's current assets were half the 36-month average, the performance adjustment would be 0.32% based on current assets, because the dollar amount of the fee increase is spread over a smaller asset base.

Impact of Adding a Performance Adjustment. If the proposal is approved, to prevent unfairness to the fund, the Performance Adjustment will be implemented prospectively. For the first eleven months following shareholder approval there will be no Performance Adjustment and the fund's management fee will equal the Basic Fee Rate. The Basic Fee Rate is the sum of the Group Fee Rate, which declines as FMR's fund assets under management increase, and a fixed Individual Fund Fee Rate of 0.30%. Starting with the twelfth month after shareholder approval, the Performance Adjustment will take effect and the management fee will be adjusted upward or downward, depending on the fund's performance relative to its benchmark, the Russell Midcap Value Index. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

Under the Amended Contract, the Performance Adjustment is determined by comparing the performance of the Retail Class for the performance period to the performance of the index. The fund currently has six classes of shares: Class A, Class T, Class B, Class C, Institutional Class, and Retail Class. The differences between the performance of the fund's classes is, in large part, reflective of the differences between the expenses of these classes. FMR believes that a Performance Adjustment based on Retail Class of the fund rather than the other classes of the fund is a fairer means to calculate performance because Retail Class' expenses do not include fund-paid 12b-1 fees, which are unrelated to FMR's investment skill (fund-paid 12b-1 fees are distribution expenses incurred under a Distribution and Service Plan, approved on behalf of Class A, Class T, Class B, and Class C of the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940). FMR will base the performance adjustment on the performance of the Retail Class, which like the Institutional Class has no 12b-1 fee, in order to be consistent with existing Fidelity funds that have both Advisor and retail classes and base their performance adjustments on the performance of their retail classes.

The impact of the proposed addition of a Performance Adjustment to the fund's management fee will depend on the fund's future performance relative to the Russell Midcap Value Index. However, the past performance of the Russell Midcap Value Index and the fund can be used to show what the impact would have been on management fees for the fiscal year ended November 30, 2006 if the fund had operated under a Performance Adjustment using the Russell Midcap Value Index as a benchmark.

During the fiscal year ended November 30, 2006, the fund's Basic Fee Rate was 0.5663%, which was composed of a Group Fee Rate and an Individual Fund Fee Rate of 0.30%. For the fiscal year ended November 30, 2006, if the fund's management fee had included a Performance Adjustment (using the Russell Midcap Value Index as its benchmark), the fund's management fee would have been 0.4187%, composed of the Basic Fee Rate and a negative Performance Adjustment of (0.1476)%. Thus, the Performance Adjustment would have resulted in a lower aggregate management fee under the Amended Contract, than the amount payable under the Present Contract.

The following chart compares the rolling 36-month returns (the measurement period used to calculate Performance Adjustments) for Retail Class of the fund and the Russell Midcap Value Index for the past three years ended November 30, 2006.

FA Value Strategies Retail Class vs Proposed Index
Rolling 36-Month Returns
Value Strategies – Retail Class
Russell Midcap Value
%
90
80
70
60
50
40
30
20
10
0
-10
11/03
02/04
05/04
08/04
11/04
02/05
05/05
08/05
11/05
02/06
05/06
08/06
11/06

Comparison of Management Fees. The following tables compare the fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable, to the management fee the fund would have incurred if the Amended Contract (including the Performance Adjustment) had been in effect during the same period. For this purpose, the Performance Adjustment amounts presented for the Amended Contract for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable, have been calculated using the rolling 36-month historical performance of the fund. Management fees are expressed in dollars and as percentages of the fund's average net assets for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable.

HYPOTHETICAL EXAMPLES

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2006

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	9,927,673	0.5663	9,927,673	0.5663	0	0
Performance Adjustment	0	0.0000	(2,588,140)	(0.1476)	(2,588,140)	(0.1476)
Total Management Fee	9,927,673	0.5663	7,339,533	0.4187	(2,588,140)	(0.1476)

FOR THE 12-MONTH PERIOD ENDED FEBRUARY 28, 2007

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	9,839,377	0.5649	9,839,377	0.5649	0	0
Performance Adjustment	0	0.0000	(3,504,742)	(0.2012)	(3,504,742)	(0.2012)
Total Management Fee	9,839,377	0.5649	6,334,635	0.3637	(3,504,742)	(0.2012)

The following tables provide data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable, under the Present Contract and if the proposed addition of the Performance Adjustment had been in effect during the same periods. As with the tables above, the Performance Adjustment amounts incorporated in the management fee expenses listed for the Amended Contract have been calculated using the rolling 36-month historical performance of the index during the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable.

The following tables also describe the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any reduction of certain expenses during the fiscal year ended November 30, 2006 or the 12-month period ended February 28, 2007, as applicable.

HYPOTHETICAL EXAMPLES

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED
NOVEMBER 30, 2006

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A	Present Contract	Amended Contract
Management Fee	0.57%	0.42%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.35%	0.35%
Total Class Operating Expenses*	1.17%	1.02%
Class T	Present Contract	Amended Contract
Management Fee	0.57%	0.42%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.28%	0.28%
Total Class Operating Expenses*	1.35%	1.20%
Class B	Present Contract	Amended Contract
Management Fee	0.57%	0.42%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.40%	0.40%
Total Class Operating Expenses*	1.97%	1.82%
Class C	Present Contract	Amended Contract
Management Fee	0.57%	0.42%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.38%	0.38%
Total Class Operating Expenses*	1.95%	1.80%
Institutional Class	Present Contract	Amended Contract
Management Fee	0.57%	0.42%
12b-1 Fee	None	None
Other Expenses	0.22%	0.22%
Total Class Operating Expenses*	0.79%	0.64%
Retail Class	Present Contract	Amended Contract
Management Fee	0.57%	0.42%
12b-1 Fee	None	None
Other Expenses	0.36%	0.36%
Total Class Operating Expenses*	0.93%	0.78%

*Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.25%; Class T, 1.50%; Class B, 2.00%; Class C, 2.00%; Institutional Class, 1.00%; and Retail Class, 1.00%.

COMPARATIVE EXPENSE TABLE FOR THE 12-MONTH PERIOD ENDED
FEBRUARY 28, 2007

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A	Present Contract	Amended Contract
Management Fee	0.56%	0.36%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.35%	0.35%
Total Class Operating Expenses*	1.16%	0.96%
Class T	Present Contract	Amended Contract
Management Fee	0.56%	0.36%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.28%	0.28%
Total Class Operating Expenses*	1.34%	1.14%
Class B	Present Contract	Amended Contract
Management Fee	0.56%	0.36%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.40%	0.40%
Total Class Operating Expenses*	1.96%	1.76%
Class C	Present Contract	Amended Contract
Management Fee	0.56%	0.36%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.38%	0.38%
Total Class Operating Expenses*	1.94%	1.74%
Institutional Class	Present Contract	Amended Contract
Management Fee	0.56%	0.36%
12b-1 Fee	None	None
Other Expenses	0.22%	0.22%
Total Class Operating Expenses*	0.78%	0.58%
Retail Class	Present Contract	Amended Contract
Management Fee	0.56%	0.36%
12b-1 Fee	None	None
Other Expenses	0.36%	0.36%
Total Class Operating Expenses*	0.92%	0.72%

*Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.25%; Class T, 1.50%; Class B, 2.00%; Class C, 2.00%; Institutional Class, 1.00%; and Retail Class, 1.00%.

Example: The following illustrates the expenses, including the maximum front-end sales charge or contingent deferred sales charge, as applicable, on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Fiscal Year Ended November 30, 2006

	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$687	$925	$1,182	$1,914
Amended Contract	$673	$881	$1,106	$1,751
Class T:
Present Contract	$483	$763	$1,063	$1,917
Amended Contract	$468	$718	$987	$1,754
Class B:
Present Contract	$700	$918	$1,262	$1,992A
Amended Contract	$685	$873	$1,185	$1,829A
Class C:
Present Contract	$298	$612	$1,052	$2,275
Amended Contract	$283	$566	$975	$2,116
Institutional Class:
Present Contract	$81	$252	$439	$978
Amended Contract	$65	$205	$357	$798
Retail Class:
Present Contract	$95	$296	$515	$1,143
Amended Contract	$80	$249	$433	$966

A Reflects conversion to Class A shares after a maximum of seven years.

12-Month Period Ended February 28, 2007

	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$686	$922	$1,177	$1,903
Amended Contract	$667	$863	$1,075	$1,685
Class T:
Present Contract	$482	$760	$1,058	$1,906
Amended Contract	$462	$700	$956	$1,688
Class B:
Present Contract	$699	$915	$1,257	$1,981A
Amended Contract	$679	$854	$1,154	$1,763A
Class C:
Present Contract	$297	$609	$1,047	$2,264
Amended Contract	$277	$548	$944	$2,052
Institutional Class:
Present Contract	$80	$249	$433	$966
Amended Contract	$59	$186	$324	$726
Retail Class:
Present Contract	$94	$293	$509	$1,131
Amended Contract	$74	$230	$401	$894

A Reflects conversion to Class A shares after a maximum of seven years.

The purpose of these examples and the tables is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The examples above should not be considered a representation of future expenses of the fund, because actual expenses may vary from year to year and may be higher or lower than those shown above.

Changing the Performance Adjustment Index for Fidelity Advisor Value Strategies Fund in the future without a shareholder vote. The Amended Contract allows the Board of Trustees, on behalf of the fund, to change the fund's performance adjustment index without a shareholder vote. This ability is subject to the provisions of the 1940 Act and the Investment Advisers Act of 1940, as modified or interpreted by the SEC (the Acts).

The Amended Contract will allow the Board to designate an alternative appropriate index for purposes of calculating the Performance Adjustment for the fund without a shareholder vote, provided the Acts permit them to do so. Currently, the Acts do not permit the Board to make such a change, and SEC approval would be required to do so. However, if future changes to the Acts or SEC positions allow this flexibility, the Board would be permitted to change the index without a shareholder vote. For example, if the index provider discontinued the performance adjustment index, the Amended Contract would give the Board the ability to change the fund's performance adjustment index without the delay and expense of having to first conduct a proxy solicitation. Any such change would be implemented prospectively. However, even if permitted under applicable law, the Board would only avail itself of this new flexibility if it were in the interests of the fund and its shareholders to do so. To date, FMR has not requested SEC relief to change a fund's performance adjustment index without shareholder approval.

Board Approval of Investment Advisory Contracts and Management Fees.
Advisor Value Strategies Fund

On December 14, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended management contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval. If approved by shareholders, the Amended Contract will add a performance adjustment component to the management fee that FMR receives from the fund under the fund's existing management contract. The performance adjustment will take effect in the twelfth month after commencement of the performance period and the index used to calculate the fund's performance adjustment will be the Russell Midcap Value Index (the Index). The Amended Contract also will allow the Board to change the fund's performance adjustment index in the future without a shareholder vote, if applicable law permits the Board to do so. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the Amended Contract for the fund, the Board was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of advisory, administrative, distribution and shareholder services performed by the investment adviser, FMR, and the sub-advisers, and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. In determining whether to add a performance adjustment component to the fund's management fee, the Board considered the rolling 36-month returns of the fund compared to the rolling 36-month returns of the Index over the three years ended October 31, 2006. The Board noted that over the rolling 36-month period ended October 31, 2006, the fund generally underperformed the Index.

The Board recognized that past performance would have no impact on performance in the future. The Board recognized that, in connection with its annual renewal of the fund's current management contract and sub-advisory agreements at its July 2006 meeting, the Board had reviewed the fund's returns and the returns of the Index over the one-, three-, and five-year periods ended December 31, 2005, and had stated that the relative investment performance of the fund was lower than the Index for the one-, three, and five- year periods.

The Board also noted that the Amended Contract would give the Board the ability to designate an alternative appropriate index for the fund without the delay and expense of having first to conduct a proxy solicitation, if applicable law would permit the Board to do so.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, with the proposed performance adjustment, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance (based on the performance of the Retail Class of the fund) for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment will provide FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and help to more closely align the interests of FMR and the fund's shareholders. The Board considered that a performance adjustment based on the performance of Retail Class of the fund, which has lower expenses than most other classes of the fund, may result in a higher performance adjustment, and therefore a higher management fee, than a performance adjustment based on a class with higher expenses. The Board also considered that, because the addition of the performance adjustment to the calculation of the fund's management fee will be implemented prospectively, the future impact on management fees will depend solely on the fund's future performance relative to the Index.

Nonetheless, the Board considered the management fee that the fund incurred under the current management contract (without the performance adjustment) for the 12-month period ended October 31, 2006, compared to the hypothetical management fee that the fund would have incurred if the Amended Contract (with the performance adjustment) had been in effect during that period.

The Board noted that if the Amended Contract had been in effect during the 12-month period ended October 31, 2006, the fund's basic fee would have been reduced by a negative performance adjustment of 14.6 basis points. As a result, the fund's hypothetical management fee would have been 14.6 basis points ($2.6 million) lower if the Amended Contract had been in effect during that period. The Board also noted that the fund generally underperformed the Index over the rolling 36-month period ended October 31, 2006.

Based on its review, the Board concluded that the fund's proposed management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because the fund's management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Index - the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because the Board was approving an arrangement under which the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the fund's Amended Contract, like the current contract, incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the Amended Contract is fair and reasonable, and that the Amended Contract should be approved and submitted to shareholders for their approval.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor Strategic Growth Fund, and Fidelity Advisor Value Strategies Fund and advised by FMR is contained in the Table of Average Net Assets and Advisory Fees in Exhibit [__] beginning on page [__].

FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; Robert L. Reynolds, President; and Peter S. Lynch, Vice Chairman. Mr. Johnson 3d and Mr. Reynolds are also Trustees of the trust. Mr. Lynch is a member of the Advisory Board of the trust. The following people are currently officers of the trust and officers or employees of FMR or FMR Corp.: Robert G. Byrnes, Assistant Treasurer of the Fidelity funds; R. Stephen Ganis, Anti-Money Laundering (AML) Officer of the Fidelity funds; Joseph B. Hollis, Chief Financial Officer of the Fidelity funds and President of Fidelity Pricing and Cash Management Services (FPCMS); Peter L. Lydecker, Assistant Treasurer of the Fidelity funds; Bryan A. Mehrmann, Deputy Treasurer of the Fidelity funds; Kimberley H. Monasterio, President and Treasurer of the Fidelity funds; Scott Goebel, Assistant Treasurer of the Fidelity funds; Kenneth A. Rathgeber, Chief Compliance Officer of the Fidelity funds and Executive Vice President of Risk Oversight for Fidelity Investments; Kenneth B. Robins, Deputy Treasurer of the Fidelity funds; Eric D. Roiter, Secretary of the Fidelity funds and Vice President, General Counsel, and Secretary of FMR; Gary W. Ryan, Assistant Treasurer of the Fidelity funds; Salvatore Schiavone, Assistant Treasurer of the Fidelity funds; Philip L. Bullen, Vice President of certain Equity Funds and Senior Vice President of FMR; Dwight D. Churchill, Vice President of certain Equity Funds and Executive Vice President of FMR; Walter C. Donovan, Vice President of High Income Funds and Executive Vice President of FMR; Bruce T. Herring, Vice President of certain Equity Funds and Senior Vice President of FMR; Robert A. Lawrence, Vice President of High Income Funds and Senior Vice President of FMR; Steve Calhoun, Portfolio Manager and Vice President of FMR, James Catudal, Portfolio Manager and Vice President of FMR, C. Robert Chow, Portfolio Manager and Vice President of FMR, Scott Offen, Portfolio Manager and Vice President of FMR, Richard Fentin, Portfolio Manager and Vice President of FMR, Matthew Fruhan, Portfolio Manager and Vice President of FMR, Brian Hanson, Portfolio Manager and Vice President of FMR, James Harmon, Portfolio Manager and Vice President of FMR, Charles Mangum, Portfolio Manager and Vice President of FMR, John Porter, Portfolio Manager and Vice President of FMR, Peter Saperstone, Portfolio Manager and Vice President of FMR, J. Fergus Shiel, Portfolio Manager and Vice President of FMR, Thomas Soviero, Portfolio Manager and Vice President of FMR, and Jason Weiner, Portfolio Manager and Vice President of FMR. All of these persons hold or have options to acquire stock or other securities of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

[During the period December 1, 2005 through March 31, 2007, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.]

ACTIVITIES AND MANAGEMENT OF FMRC

FMRC is a wholly-owned subsidiary of FMR formed in 1999 to provide portfolio management services to certain Fidelity funds and investment advice with respect to equity and high income instruments.

Funds with investment objectives similar to Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor Strategic Growth Fund, and Fidelity Advisor Value Strategies Fund for which FMR has entered into a sub-advisory agreement with FMRC, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit [__] beginning on page [__].

The Directors of FMRC are Edward C. Johnson 3d, Chairman of the Board, Robert L. Reynolds, President, and Peter S. Lynch, Vice Chairman. Mr. Johnson 3d is also a Trustee of the trust and of other funds advised by FMR; Chairman of the Board, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and a Director of FMR, FRAC and Fidelity Investments Money Management, Inc. (FIMM). Mr. Reynolds is a Trustee of the trust and of other funds advised by FMR and President and a Director of FMR and FIMM. Mr. Lynch is also Vice Chairman and a Director of FMR and a member of the Advisory Board of the trust and of other funds advised by FMR. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FRAC

FRAC (formerly known as Fidelity Management & Research (Far East) Inc.) is a wholly-owned subsidiary of FMR formed in 1986 to provide research and investment recommendations with respect to companies based outside of the United States for certain funds for which FMR acts as investment adviser. FRAC also provides investment research and advice on domestic issuers.

Funds with investment objectives similar to Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor Strategic Growth Fund, and Fidelity Advisor Value Strategies Fund for which FMR has entered into a sub-advisory agreement with FRAC, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit [__] beginning on page [__].

The Directors of FRAC are Edward C. Johnson 3d, Chairman of the Board, and Eric Wetlaufer, President. Mr. Johnson 3d is also a Trustee of the trust and other funds advised by FMR; Chairman of the Board, Chief Executive Officer, and a Director of FMR Corp.; a Director and Chairman of the Board of FMR, FIMM and FMRC. Mr. Wetlaufer is also President and a Director of FMR U.K., and Senior Vice President of FMR and FMRC. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FMR U.K., FIJ, FIIA, AND FIIA(U.K.)L

FMR U.K. is a wholly-owned subsidiary of FMR formed in 1986. FIJ, organized in Japan in 1986, is a wholly-owned subsidiary of Fidelity International Limited (FIL), a Bermuda company formed in 1968. FIIA, established in 1983, is another wholly-owned subsidiary of FIL. FIIA(U.K.)L, established in 1984, is a wholly-owned subsidiary of Fidelity Investments Management Limited, an indirect wholly owned subsidiary of FIL. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL.

FMR U.K., FIJ, FIIA, and FIIA(U.K.)L provide research and investment recommendations with respect to companies based outside of the United States for certain funds for which FMR acts as investment adviser. They may also provide investment advisory services. FMR U.K. focuses primarily on companies based in the U.K. and Europe. FIJ focuses primarily on companies based in Japan and the Far East. FIIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIA(U.K.)L focuses primarily on companies based in the U.K. and Europe. Funds with investment objectives similar to Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor Strategic Growth Fund, and Fidelity Advisor Value Strategies Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K., FIJ, FIIA, and FIIA(U.K.)L and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit [__] beginning on page [__].

The Directors of FMR U.K. are Simon Fraser, Chairman of the Board and Chief Executive Officer, and Eric Wetlaufer, President. Mr. Wetlaufer is also President and a Director of FRAC and Senior Vice President of FMR and FMRC. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

The Directors of FIJ are Thomas Balk, Representative Executive Officer, Chris Coombe, John Ford, Executive Officer, Simon M. Haslam, David Holland, and Jonathan O'Brien. Mr. Haslam is also Director of FIIA. The principal business address of each of the Directors is Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo, Japan, 105-6019.

The Directors of FIIA are Michael Gordon, President, Brett Goodin, Simon M. Haslam, Kathryn Matthews, Frank Mutch, Allan Pelvang, Vice President, David J. Saul, Robert Stewart, and Andrew Wells. Mr. Gordon is also President, Chief Executive Officer, and a Director of FIIA(U.K.)L. Mr. Haslam is also a Director of FIJ. Mr. Pelvang is also Vice President of FIIA. The principal business address of each of the Directors is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.

The Directors of FIIA(U.K.)L are Michael Gordon, President and Chief Executive Officer, Andrew Steward, Ann Stock, and Richard Wane. Mr. Gordon is also President and a Director of FIIA. Ms. Stock is also Chief Compliance Officer of FIIA. The principal business address of each of the Directors is 25 Cannon Street, London, England EC4M5TA.

PRESENT MANAGEMENT CONTRACTS

For Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor Strategic Growth Fund, and Fidelity Advisor Value Strategies Fund, each fund's management contract was approved by shareholders on January 16, 2002. For Fidelity Advisor Equity Value Fund, the fund's management contract was approved by FMR as sole shareholder the fund on April 19, 2001. Such approval included modification of several aspects of each fund's management fee the FMR receives from each fund for managing each funds' investments and business affairs.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of each fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each funds' investments, compensates all officers of each fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each funds' organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each funds' records and the registration of each funds' shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Services provided by affiliates of FMR will continue under the proposed management contracts described in Proposals 1 through 9.

Management-Related Expenses In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, and the costs associated with securities lending, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.5200%	$ 1 billion	.5200%
3	-		6.4900	50.3823
6	-		9.4600	100.3512
9	-		12.4300	150.3371
12	-		15.4000	200.3284
15	-		18.3850	250.3219
18	-		21.3700	300.3163
21	-		24.3600	350.3113
24	-		30.3500	400.3067
30	-		36.3450	450.3024
36	-		42.3400	500.2982
42	-		48.3350	550.2942
48	-		66.3250	600.2904
66	-		84.3200	650.2870
84	-		102.3150	700.2838
102	-		138.3100	750.2809
138	-		174.3050	800.2782
174	-		210.3000	850.2756
210	-		246.2950	900.2732
246	-		282.2900	950.2710
282	-		318.2850	1,000.2689
318	-		354.2800	1,050.2669
354	-		390.2750	1,100.2649
390	-		426.2700	1,150.2631
426	-		462.2650	1,200.2614
462	-		498.2600	1,250.2597
498	-		534.2550	1,300.2581
534	-		587.2500	1,350.2566
587	-		646.2463	1,400.2551
646	-		711.2426
711	-		782.2389
782	-		860.2352
860	-		946.2315
946	-		1,041.2278
1,041	-		1,145.2241
1,145	-		1,260.2204
Over			1,260.2167

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,150 billion of group net assets - the approximate level for November 2006 - was 0.2631%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,150 billion.

The individual fund fee rate for Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Strategic Growth Fund, and Fidelity Advisor Value Strategies Fund is 0.30%. Based on the average group net assets of the funds advised by FMR for November 2006, each funds' annual management fee rate was calculated to be 0.5631%.

The individual fund fee rate for Fidelity Advisor Small Cap Fund is 0.45%. Based on the average group net assets of the funds advised by FMR for November 2006, the fund's annual management fee rate was calculated to be 0.7131%.

One-twelfth of the basic fee rate is applied to each funds' average net assets for the month, giving a dollar amount which is the fee for that month.

For the fiscal year ended November 30, 2006, each fund paid FMR management fees of:

Fund	Management Fees Paid to FMR
Fidelity Advisor Dividend Growth Fund	$ 19,965,309
Fidelity Advisor Dynamic Capital Appreciation Fund	$ 2,189,041
Fidelity Advisor Equity Growth Fund	$ 39,166,508
Fidelity Advisor Equity Value Fund	$ 667,387
Fidelity Advisor Large Cap Fund	$ 4,713,626
Fidelity Advisor Mid Cap Fund	$ 44,178,533
Fidelity Advisor Small Cap Fund	$ 23,677,364
Fidelity Advisor Strategic Growth Fund	$ 124,871
Fidelity Advisor Value Strategies Fund	$ 9,927,673

FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a class's returns and yield, and repayment of the reimbursement by a class will lower its returns and yield.

Distribution Agreement. Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Sales charge revenues paid to, and retained by, FDC for the fiscal year ended November 30, 2006, amounted to the following:

	Sales Charge Revenue		Contingent Deferred Sales Charge Revenue
Fund	Amount Paid to FDC	Amount Retained by FDC	Amount Paid to FDC	Amount Retained by FDC
Fidelity Advisor Dividend Growth Fund: Class A	$ 262,094	$ 104,983	$ 65	$ 65
Fidelity Advisor Dividend Growth Fund: Class T	$ 239,582	$ 54,244	$ 4,250	$ 4,250
Fidelity Advisor Dividend Growth Fund: Class B	--	--	$ 856,027	$ 856,027
Fidelity Advisor Dividend Growth Fund: Class C	--	--	$ 15,141	$ 15,141
Fidelity Advisor Dynamic Capital Appreciation Fund: Class A	$ 460,421	$ 295,809	$ 1,711	$ 1,711
Fidelity Advisor Dynamic Capital Appreciation Fund: Class T	$ 195,046	$ 61,836	$ 12	$ 12
Fidelity Advisor Dynamic Capital Appreciation Fund: Class B	--	--	$ 66,211	$ 66,211
Fidelity Advisor Dynamic Capital Appreciation Fund: Class C	--	--	$ 10,033	$ 10,033
Fidelity Advisor Equity Growth Fund: Class A	$ 339,825	$ 97,749	$ 721	$ 721
Fidelity Advisor Equity Growth Fund: Class T	$ 405,749	$ 86,605	$ 2,343	$ 2,343
Fidelity Advisor Equity Growth Fund: Class B	--	--	$ 962,600	$ 962,600
Fidelity Advisor Equity Growth Fund: Class C	--	--	$ 12,648	$ 12,648
Fidelity Advisor Equity Value Fund: Class A	$ 65,119	$ 27,379	$ 0	$ 0
Fidelity Advisor Equity Value Fund: Class T	$ 64,422	$ 13,166	$ 0	$ 0
Fidelity Advisor Equity Value Fund: Class B	--	--	$ 28,588	$ 28,588
Fidelity Advisor Equity Value Fund: Class C	--	--	$ 1,197	$ 1,197
Fidelity Advisor Large Cap Fund: Class A	$ 156,936	$ 68,831	$ 0	$ 0
Fidelity Advisor Large Cap Fund: Class T	$ 128,046	$ 26,043	$ 516	$ 516
Fidelity Advisor Large Cap Fund: Class B	--	--	$ 103,469	$ 103,469
Fidelity Advisor Large Cap Fund: Class C	--	--	$ 3,617	$ 3,617
Fidelity Advisor Mid Cap Fund: Class A	$ 279,403	$ 74,104	$ 11,671	$ 11,671
Fidelity Advisor Mid Cap Fund: Class T	$ 267,860	$ 58,192	$ 2,330	$ 2,330
Fidelity Advisor Mid Cap Fund: Class B	--	--	$ 1,209,714	$ 1,209,714
Fidelity Advisor Mid Cap Fund: Class C	--	--	$ 9,978	$ 9,978
Fidelity Advisor Small Cap Fund: Class A	$ 661,001	$ 329,777	$ 38	$ 38
Fidelity Advisor Small Cap Fund: Class T	$ 299,795	$ 80,163	$ 1,450	$ 1,450
Fidelity Advisor Small Cap Fund: Class B	--	--	$ 333,702	$ 333,702
Fidelity Advisor Small Cap Fund: Class C	--	--	$ 29,122	$ 29,122
Fidelity Advisor Strategic Growth Fund: Class A	$ 15,941	$ 4,656	$ 15	$ 15
Fidelity Advisor Strategic Growth Fund: Class T	$ 29,559	$ 5,243	$ 1	$ 1
Fidelity Advisor Strategic Growth Fund: Class B	--	--	$ 8,036	$ 8,036
Fidelity Advisor Strategic Growth Fund: Class C	--	--	$ 422	$ 422
Fidelity Advisor Value Strategies Fund: Class A	$ 274,010	$ 78,968	$ 19	$ 19
Fidelity Advisor Value Strategies Fund: Class T	$ 159,410	$ 34,781	$ 506	$ 506
Fidelity Advisor Value Strategies Fund: Class B	--	--	$ 388,831	$ 388,831
Fidelity Advisor Value Strategies Fund: Class C	--	--	$ 68,735	$ 68,735

The table below shows the distribution and service fees paid for each class of each fund for the fiscal year ended November 30, 2006.

Fund	Distribution Fees Paid to FDC	Distribution Fees Paid by FDC to Intermediaries	Distribution Fees Retained by FDC	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC*
Advisor Dividend Growth: Class A	--	--	--*	$ 1,233,742	$ 1,201,619	$ 32,123
Advisor Dividend Growth: Class T	$ 3,307,101	$ 3,262,938	$ 44,163*	$ 3,307,101	$ 3,262,938	$ 44,163
Advisor Dividend Growth: Class B	$ 2,732,066	--	$ 2,732,066**	$ 910,689	$ 908,898	$ 1,791
Advisor Dividend Growth: Class C	$ 2,492,934	$ 2,365,123	$ 127,811*	$ 830,979	$ 788,376	$ 42,603
Advisor Dynamic Capital Appreciation: Class A	--	--	--*	$ 216,345	$ 200,442	$ 15,903
Advisor Dynamic Capital Appreciation: Class T	$ 412,835	$ 385,340	$ 27,495*	$ 412,835	$ 385,341	$ 27,494
Advisor Dynamic Capital Appreciation: Class B	$ 454,521	--	$ 454,521**	$ 151,505	$ 151,493	$ 12
Advisor Dynamic Capital Appreciation: Class C	$ 407,394	$ 301,112	$ 106,282*	$ 135,798	$ 100,371	$ 35,427
Advisor Equity Growth: Class A	--	--	--*	$ 3,448,872	$ 3,354,170	$ 94,702
Advisor Equity Growth: Class T	$ 8,352,103	$ 8,291,232	$ 60,871*	$ 8,352,103	$ 8,291,232	$ 60,871
Advisor Equity Growth: Class B	$ 4,494,168	--	$ 4,494,168**	$ 1,498,056	$ 1,494,710	$ 3,346
Advisor Equity Growth: Class C	$ 2,416,970	$ 2,304,864	$ 112,106*	$ 805,656	$ 768,288	$ 37,368
Advisor Equity Value: Class A	--	--	--*	$ 61,271	$ 60,604	$ 667
Advisor Equity Value: Class T	$ 127,530	$ 127,054	$ 476*	$ 127,530	$ 127,055	$ 475
Advisor Equity Value: Class B	$ 156,756	--	$ 156,756**	$ 52,254	$ 52,254	$ 0
Advisor Equity Value: Class C	$ 125,244	$ 114,518	$ 10,726*	$ 41,749	$ 38,174	$ 3,575
Advisor Large Cap: Class A	--	--	--*	$ 239,072	$ 234,204	$ 4,868
Advisor Large Cap: Class T	$ 497,713	$ 489,435	$ 8,278*	$ 497,713	$ 489,436	$ 8,277
Advisor Large Cap: Class B	$ 539,041	--	$ 539,041**	$ 179,682	$ 179,533	$ 149
Advisor Large Cap: Class C	$ 318,556	$ 278,588	$ 39,968*	$ 106,185	$ 92,862	$ 13,323
Advisor Mid Cap: Class A	--	--	--*	$ 4,048,816	$ 3,958,087	$ 90,729
Advisor Mid Cap: Class T	$ 10,243,863	$ 10,112,323	$ 131,540*	$ 10,243,863	$ 10,112,323	$ 131,540
Advisor Mid Cap: Class B	$ 6,082,483	--	$ 6,082,483**	$ 2,027,494	$ 2,025,275	$ 2,219
Advisor Mid Cap: Class C	$ 4,080,764	$ 3,971,869	$ 108,895*	$ 1,360,254	$ 1,323,956	$ 36,298
Advisor Small Cap: Class A	--	--	--*	$ 1,801,228	$ 1,691,834	$ 109,394
Advisor Small Cap: Class T	$ 3,839,094	$ 3,770,924	$ 68,170*	$ 3,839,094	$ 3,770,923	$ 68,171
Advisor Small Cap: Class B	$ 2,006,337	--	$ 2,006,337**	$ 668,778	$ 667,758	$ 1,020
Advisor Small Cap: Class C	$ 2,377,031	$ 2,056,982	$ 320,049*	$ 792,343	$ 685,660	$ 106,683
Advisor Strategic Growth: Class A	--	--	--*	$ 13,635	$ 13,470	$ 165
Advisor Strategic Growth: Class T	$ 22,995	$ 22,949	$ 46*	$ 22,995	$ 22,949	$ 46
Advisor Strategic Growth: Class B	$ 34,667	--	$ 34,667**	$ 11,556	$ 11,532	$ 24
Advisor Strategic Growth: Class C	$ 19,594	$ 17,508	$ 2,086*	$ 6,531	$ 5,836	$ 695
Advisor Value Strategies: Class A	--	--	--*	$ 786,807	$ 773,149	$ 13,658
Advisor Value Strategies: Class T	$ 2,149,663	$ 2,123,729	$ 25,934*	$ 2,149,663	$ 2,123,729	$ 25,934
Advisor Value Strategies: Class B	$ 1,661,257	--	$ 1,661,257**	$ 553,753	$ 552,889	$ 864
Advisor Value Strategies: Class C	$ 759,334	$ 705,150	$ 54,184*	$ 253,109	$ 235,047	$ 18,062

* Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

** These amounts are retained by FDC for use in its capacity as distributor.

Currently, FDC may reallow to intermediaries (such as banks, broker-dealers and other service-providers), including its affiliates, up to the full amount of 12b-1 (service) fees paid by Class A, Class T, and Class B for providing shareholder support services for Fidelity Advisor Value Strategies Fund.

Currently, FDC may reallow to intermediaries (such as banks, broker-dealers and other service-providers), including its affiliates, up to the full amount of 12b-1 (distribution) fees paid by Class T for providing services intended to result in the sale of Class T.

Currently, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (distribution) fees to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services. For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of this 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Transfer and Service Agent Agreements. Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreements, FIIOC (or an agent, including an affiliate) performs transfer agency, dividend disbursing, and shareholder services for each class of each fund. Fidelity Advisor Value Strategies Fund has also entered into a transfer agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR. Under the terms of the agreement, FSC (or an agent, including an affiliate) performs transfer agency, dividend distributing, and shareholder services for Fidelity Value Strategies Fund.

Each fund has also entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Each fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each class of each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

Transfer agent fees paid to FIIOC and FSC by each fund for the fiscal year ended November 30, 2006 amounted to the following:

	Transfer Agent Fees Paid to FSC	Transfer Agent Fees Paid to FIIOC
Fidelity Advisor Dividend Growth Fund	--	$ 8,510,695
Fidelity Advisor Dynamic Capital Appreciation Fund	--	$ 1,237,868
Fidelity Advisor Equity Growth Fund	--	$ 16,672,477
Fidelity Advisor Equity Value Fund	--	$ 410,514
Fidelity Advisor Large Cap Fund	--	$ 2,296,289
Fidelity Advisor Mid Cap Fund	--	$ 17,251,108
Fidelity Advisor Small Cap Fund	--	$ 8,589,935
Fidelity Advisor Strategic Growth Fund	--	$ 84,773
Fidelity Advisor Value Strategies Fund	--	$ 4,402,177
Fidelity Value Strategies Fund	$ 335,460	--

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by each fund to FSC for the fiscal year ended November 30, 2006 amounted to the following:

Pricing and Bookkeeping Fees Paid to FSC
Fidelity Advisor Dividend Growth Fund	$ 1,068,835
Fidelity Advisor Dynamic Capital Appreciation Fund	$ 160,406
Fidelity Advisor Equity Growth Fund	$ 1,232,127
Fidelity Advisor Equity Value Fund	$ 48,754
Fidelity Advisor Large Cap Fund	$ 303,502
Fidelity Advisor Mid Cap Fund	$ 1,273,333
Fidelity Advisor Small Cap Fund	$ 1,028,915
Fidelity Advisor Strategic Growth Fund	$ 9,107
Fidelity Advisor Value Strategies Fund	$ 572,415

For administering each fund's securities lending program, FSC is paid based on the number and duration of individual securities loans. Payments made by each fund to FSC for securities lending for the fiscal year ended November 30, 2006 amounted to the following:

Securities Lending Fees Paid to FSC
Fidelity Advisor Dividend Growth Fund	$ 1,115
Fidelity Advisor Dynamic Capital Appreciation Fund	$ 12,915
Fidelity Advisor Equity Growth Fund	$ 17,154
Fidelity Advisor Equity Value Fund	$ 440
Fidelity Advisor Large Cap Fund	$ 1,839
Fidelity Advisor Mid Cap Fund	$ 52,844
Fidelity Advisor Small Cap Fund	$ 19,345
Fidelity Advisor Strategic Growth Fund	$ 107
Fidelity Advisor Value Strategies Fund	$ 3,428

SUB-ADVISORY AGREEMENTS

FMRC. On behalf of Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor Strategic Growth Fund, and Fidelity Advisor Value Strategies Fund, FMR has entered into a sub-advisory agreement dated January 1, 2001 with FMRC. On behalf of Fidelity Advisor Equity Value Fund, FMR has entered into a sub-advisory agreement dated April 19, 2001 with FMRC. Pursuant to the sub-advisory agreements, FMRC has day-to-day responsibility for choosing investments for each fund.

On July 28, 2000, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor Strategic Growth Fund, and Fidelity Advisor Value Strategies Fund, the sub-advisory agreement between FMR and FMRC effective January 1, 2001. On April 19, 2001, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of Fidelity Advisor Equity Value Fund, the sub-advisory agreement between FMR and FMRC effective April 19, 2001.

Under the terms of the sub-advisory agreements for each fund, FMR pays FMRC fees equal to 50% of the management fee (including any performance adjustment) payable to FMR under its management contract with each fund. The fees paid to FMRC are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

For the fiscal year ended November 30, 2006, the fees paid to FMRC by FMR on behalf of each fund are shown in the following table.

Fees Paid to FMRC
Fidelity Advisor Dividend Growth Fund	$ 9,982,389
Fidelity Advisor Dynamic Capital Appreciation Fund	$ 1,094,452
Fidelity Advisor Equity Growth Fund	$ 19,580,093
Fidelity Advisor Equity Value Fund	$ 333,684
Fidelity Advisor Large Cap Fund	$ 2,356,734
Fidelity Advisor Mid Cap Fund	$ 22,087,830
Fidelity Advisor Small Cap Fund	$ 11,835,922
Fidelity Advisor Strategic Growth Fund	$ 62,423
Fidelity Advisor Value Strategies Fund	$ 4,963,403

FIIA, FIIA(U.K.)L, and FIJ. On behalf of each fund, FMR has entered into a master international research agreement dated July 1, 2003 with FIIA. On behalf of each fund, FIIA, in turn, has entered into sub-research agreements dated July 1, 2003 with FIIA(U.K.)L and FIJ. Pursuant to the research agreements, FMR may receive investment advice and research services concerning issuers and countries outside the United States.

Each fund's master international research agreement with FIIA and sub-research agreements with FIIA(U.K.)L and FIJ were approved by the Board of Trustees pursuant to authority granted under the 1940 Act on July 17, 2003.

Under the terms of the master international research agreement, FMR pays FIIA an amount based on a fund's international net assets relative to the international assets of other registered investment companies with which FMR has management contracts. Under the terms of the sub-research agreements, FIIA pays FIIA(U.K.)L and FIJ an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

For providing investment advice and research services pursuant to the research agreements, no fees were paid to FIIA (U.K.)L and FIJ on behalf of each fund for the fiscal year ended November 30, 2006. For providing investment advice and research services pursuant to the research agreements, fees paid to FIIA on behalf of each fund for the fiscal year ended November 30, 2006 are shown in the following table.

FIIA
Fidelity Advisor Dividend Growth Fund	$ 9,486
Fidelity Advisor Dynamic Capital Appreciation Fund	$ 6,989
Fidelity Advisor Equity Growth Fund	$ 201,562
Fidelity Advisor Equity Value Fund	$ 1,285
Fidelity Advisor Large Cap Fund	$ 27,445
Fidelity Advisor Mid Cap Fund	$ 186,696
Fidelity Advisor Small Cap Fund	$ 76,489
Fidelity Advisor Strategic Growth Fund	$ 612
Fidelity Advisor Value Strategies Fund	$ 31,540

FRAC. On behalf of each fund, FMR, FMRC, and FRAC have entered into a research agreement dated January 20, 2006. Pursuant to the research agreement, FRAC provides investment advice and research services on domestic issuers.

The research agreement with FRAC was approved by the Board of Trustees on January 19, 2006 pursuant to authority granted under SEC staff interpretations of the 1940 Act.

Under the terms of the research agreement, FMR and FMRC agree, in the aggregate, to pay FRAC a monthly fee equal to 110% of FRAC's costs incurred in providing investment advice and research services for the fund.

For providing investment advice and research services pursuant to the research agreement, no fees were paid to FRAC on behalf of the funds for the fiscal year ended November 30, 2006.

FMR U.K., FRAC, and FIJ. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K. and FRAC. On behalf of each fund, FRAC has entered into a sub-advisory agreement with FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to each fund (discretionary services).

Under the terms of the sub-advisory agreements, for providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

  FMR pays FMR U.K. fees equal to 110% of FMR U.K.'s costs incurred in connection with providing investment advice and research services.
  FMR pays FRAC fees equal to 105% of FRAC's costs incurred in connection with providing investment advice and research services.
  FRAC pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FRAC.

Under the terms of the sub-advisory agreements, for providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

  FMR pays FMR U.K. a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FMR pays FRAC a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FRAC pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advisory and order execution services for a fund to FRAC.

On July 19, 2001, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor Strategic Growth Fund and Fidelity Advisor Value Strategies Fund, amending and restating each fund's research agreement between FRAC and FIJ as a sub-advisory agreement between FRAC and FIJ effective August 1, 2001. Each funds' research agreement between FRAC and FIJ for Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor Strategic Growth Fund and Fidelity Advisor Value Strategies Fund, dated January 1, 2000, was approved by the Board of Trustees on December 16, 1999. On July 19, 2001, the Board authorized amending and restating Fidelity Advisor Dividend Growth Fund's, Fidelity Advisor Dynamic Capital Appreciation Fund's, Fidelity Advisor Equity Growth Fund's, Fidelity Advisor Large Cap Fund's, Fidelity Advisor Mid Cap Fund's, Fidelity Advisor Small Cap Fund's, Fidelity Advisor Strategic Growth Fund's and Fidelity Advisor Value Strategies Fund's research agreement between FRAC and FIJ as a sub-advisory agreement between FRAC and FIJ under which FIJ may also perform investment advisory services for each fund in addition to providing investment research and advice. For Fidelity Advisor Equity Value Fund, the fund's sub-advisory agreement between FRAC and FIJ was approved by FMR as sole shareholder the fund on April 19, 2001.

For non-discretionary investment advice and research services, no fees were paid to FMR U.K., FRAC, and FIJ on behalf of each fund for the fiscal year ended November 30, 2006.

For discretionary investment management and execution of portfolio transactions, no fees were paid to FMR U.K. on behalf of each fund for the fiscal year ended November 30, 2006.

For discretionary investment management and execution of portfolio transactions pursuant to the sub-advisory agreements, fees paid to FRAC and FIJ on behalf of each fund for the fiscal year ended November 30, 2006 are shown in the following table.

	FRAC	FIJ
Fidelity Advisor Dividend Growth Fund	$ 0	$ 0
Fidelity Advisor Dynamic Capital Appreciation Fund	$ 0	$ 0
Fidelity Advisor Equity Growth Fund	$ 1,721	$ 4,941
Fidelity Advisor Equity Value Fund	$ 1	$ 81
Fidelity Advisor Large Cap Fund	$ 61	$ 297
Fidelity Advisor Mid Cap Fund	$ 749	$ 621
Fidelity Advisor Small Cap Fund	$ 1,932	$ 6,804
Fidelity Advisor Strategic Growth Fund	$ 7	$ 378
Fidelity Advisor Value Strategies Fund	$ 162	$ 540

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. If FMR grants investment management authority to a sub-adviser, that sub-adviser is authorized to provide the services described in the sub-advisory agreement.

FMR may place trades with certain brokers, including National Financial Services LLC (NFS), with whom it is under common control provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR may place trades with certain brokers, including NFS, with whom FMR is under common control, provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

The following table shows the total amount of brokerage commissions paid by each fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal year ended November 30, 2006. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Fidelity Advisor Dividend Growth Fund	November 30, 2006	$ 1,518,763	0.04%
Fidelity Advisor Dynamic Capital Appreciation Fund	November 30, 2006	$ 822,434	0.21%
Fidelity Advisor Equity Growth Fund	November 30, 2006	$ 11,675,563	0.17%
Fidelity Advisor Equity Value Fund	November 30, 2006	$ 331,519	0.28%
Fidelity Advisor Large Cap Fund	November 30, 2006	$ 918,405	0.11%
Fidelity Advisor Mid Cap Fund	November 30, 2006	$ 21,036,597	0.27%
Fidelity Advisor Small Cap Fund	November 30, 2006	$ 5,163,196	0.16%
Fidelity Advisor Strategic Growth Fund	November 30, 2006	$ 31,962	0.15%
Fidelity Advisor Value Strategies Fund	November 30, 2006	$ 4,267,798	0.24%

The first table below shows the total amount of brokerage commissions paid by each fund to NFS for the past fiscal year. The second table shows the approximate amount of aggregate brokerage commissions paid by a fund to NFS as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through NFS, in each case for the fiscal year ended November 30, 2006. NFS is paid on a commission basis.

Fund	Fiscal Year Ended	Total Amount Paid to NFS
Fidelity Advisor Dividend Growth Fund	November 30, 2006	$ 13,597
Fidelity Advisor Dynamic Capital Appreciation Fund	November 30, 2006	$ 3,730
Fidelity Advisor Equity Growth Fund	November 30, 2006	$ 44,338
Fidelity Advisor Equity Value Fund	November 30, 2006	$ 3,538
Fidelity Advisor Large Cap Fund	November 30, 2006	$ 12,406
Fidelity Advisor Mid Cap Fund	November 30, 2006	$ 140,813
Fidelity Advisor Small Cap Fund	November 30, 2006	$ 57,410
Fidelity Advisor Strategic Growth Fund	November 30, 2006	$ 635
Fidelity Advisor Value Strategies Fund	November 30, 2006	$ 21,699
Fund	Fiscal Year Ended	% of Aggregate Commissions Paid to NFS	% of Aggregate Dollar Amount of Transactions Effected through NFS
Fidelity Advisor Dividend Growth Fund	November 30, 2006	0.90%	2.02%
Fidelity Advisor Dynamic Capital Appreciation Fund	November 30, 2006	0.45%	1.81%
Fidelity Advisor Equity Growth Fund	November 30, 2006	0.38%	1.51%
Fidelity Advisor Equity Value Fund	November 30, 2006	1.07%	3.26%
Fidelity Advisor Large Cap Fund	November 30, 2006	1.35%	6.12%
Fidelity Advisor Mid Cap Fund	November 30, 2006	0.67%	2.11%
Fidelity Advisor Small Cap Fund	November 30, 2006	1.11%	3.71%
Fidelity Advisor Strategic Growth Fund	November 30, 2006	1.99%	5.69%
Fidelity Advisor Value Strategies Fund	November 30, 2006	0.51%	1.71%

The following table shows the dollar amount of brokerage commissions paid to firms for providing research services and the approximate dollar amount of the transactions involved for the fiscal year ended November 30, 2006.

Fund	Fiscal Year Ended	$ Amount of Commissions Paid to Firms for Providing Research Services	$ Amount of Brokerage Transactions Involved
Fidelity Advisor Dividend Growth Fund	November 30, 2006	$ 1,068,070	$ 1,181,017,977
Fidelity Advisor Dynamic Capital Appreciation Fund	November 30, 2006	$ 420,130	$ 445,120,588
Fidelity Advisor Equity Growth Fund	November 30, 2006	$ 5,744,962	$ 6,166,296,388
Fidelity Advisor Equity Value Fund	November 30, 2006	$ 153,551	$ 172,906,058
Fidelity Advisor Large Cap Fund	November 30, 2006	$ 429,211	$385,131,359
Fidelity Advisor Mid Cap Fund	November 30, 2006	$ 12,916,030	$ 11,399,818,961
Fidelity Advisor Small Cap Fund	November 30, 2006	$ 2,709,138	$2,055,673,805
Fidelity Advisor Strategic Growth Fund	November 30, 2006	$ 16,832	$13,765,757
Fidelity Advisor Value Strategies Fund	November 30, 2006	$ 2,033,740	$2,145,949,222

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109, (for Fidelity Value Strategies Fund), or Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, (for Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor Strategic Growth Fund, and Fidelity Advisor Value Strategies Fund), whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Exhibit 1

UNDERLINED LANGUAGE WILL BE ADDED
~~STRUCKTHROUGH~~ LANGUAGE WILL BE DELETED

FORM OF

MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES I:
FIDELITY ADVISOR DIVIDEND GROWTH FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT AMENDED and RESTATED as of this 1st day of [month], [year], by and between Fidelity Advisor Series I, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor Dividend Growth Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated February 1, 2002, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on [month] 1, [year].

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a ~~Group Fee and an Individual Fund Fee~~ Basic Fee and a Performance Adjustment. Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than "an appropriate index" (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

(a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

(i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the Fund's ~~fund's~~ Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets	Annualized Rate
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over 1,260.2167

~~(b)~~(ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.30%.

~~The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.~~

(b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

(c) Performance Adjustment Rate: Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

For purposes of calculating the performance adjustment of the Portfolio, the Portfolio's investment performance will be based on the performance of Institutional Class.

The performance period will commence with the effective date of this contract. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of Institutional Class of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of Institutional Class of the Portfolio as of the last business day of such period. In computing the investment performance of Institutional Class of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of Institutional Class of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

(d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period. The resulting dollar amount is added to or deducted from the Basic Fee.

(e) The Index shall be the Standard & Poor's 500 Index. Subject to the requirements of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission, the Trustees may designate an alternative appropriate index for purposes of calculating the Performance Adjustment (the "Successor Index"). For the 35 month period commencing on the first day of the month following such designation (or such other date as agreed by the Fund, on behalf of the Portfolio, and the Adviser) (the "Transition Period"), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the Successor Index and the index used to calculate the Portfolio's Performance Adjustment prior to the Transition Period (the "Prior Index"), such calculation being performed as follows:

For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the Successor Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects one additional month of the Successor Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the calculation shall include only the investment record of the Successor Index.

~~(e)~~ (f) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect~~, and the fee computed upon the average net assets for the business days it is so in effect~~ for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect, provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) ~~a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of~~ its proportionate share of insurance premiums ~~for fidelity and other coverage~~; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [year] and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the ~~Securities and Exchange Commission (the "~~Commission~~")~~ or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 2

UNDERLINED LANGUAGE WILL BE ADDED
~~STRUCKTHROUGH~~ LANGUAGE WILL BE DELETED

FORM OF

MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES I:
FIDELITY ADVISOR DYNAMIC CAPITAL APPRECIATION FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT AMENDED and RESTATED as of this 1st day of [month], 2007, by and between Fidelity Advisor Series I, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor Dynamic Capital Appreciation Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated February 1, 2002, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on [month] 1, 2007.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a ~~Group Fee and an Individual Fund Fee~~ Basic Fee and a Performance Adjustment. Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than "an appropriate index" (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

(a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

(i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the Fund's ~~fund's~~ Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets	Annualized Rate
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over 1,260.2167

~~(b)~~(ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.30%.

~~The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.~~

(b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

(c) Performance Adjustment Rate: Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

For purposes of calculating the performance adjustment of the Portfolio, the Portfolio's investment performance will be based on the performance of Institutional Class.

The performance period will commence with the effective date of this contract. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of Institutional Class of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of Institutional Class of the Portfolio as of the last business day of such period. In computing the investment performance of Institutional Class of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of Institutional Class of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

(d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period. The resulting dollar amount is added to or deducted from the Basic Fee.

(e) The Index shall be the Standard & Poor's 500 Index. Subject to the requirements of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission, the Trustees may designate an alternative appropriate index for purposes of calculating the Performance Adjustment (the "Successor Index"). For the 35 month period commencing on the first day of the month following such designation (or such other date as agreed by the Fund, on behalf of the Portfolio, and the Adviser) (the "Transition Period"), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the Successor Index and the index used to calculate the Portfolio's Performance Adjustment prior to the Transition Period (the "Prior Index"), such calculation being performed as follows:

For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the Successor Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects one additional month of the Successor Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the calculation shall include only the investment record of the Successor Index.

~~(e)~~ (f) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect~~, and the fee computed upon the average net assets for the business days it is so in effect~~ for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect, provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) ~~a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of~~ its proportionate share of insurance premiums ~~for fidelity and other coverage~~; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [year] and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the ~~Securities and Exchange Commission (the "~~Commission~~")~~ or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 3

UNDERLINED LANGUAGE WILL BE ADDED
~~STRUCKTHROUGH~~ LANGUAGE WILL BE DELETED

FORM OF

MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES I:
FIDELITY ADVISOR EQUITY GROWTH FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT AMENDED and RESTATED as of this 1st day of [month], 2007, by and between Fidelity Advisor Series I, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor Equity Growth Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated February 1, 2002, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on [month] 1, 2007.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a ~~Group Fee and an Individual Fund Fee~~ Basic Fee and a Performance Adjustment. Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than "an appropriate index" (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

(a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

(i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the Fund's ~~fund's~~ Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets	Annualized Rate
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over 1,260.2167

~~(b)~~(ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.30%.

~~The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.~~

(b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

(c) Performance Adjustment Rate: Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

For purposes of calculating the performance adjustment of the Portfolio, the Portfolio's investment performance will be based on the performance of Institutional Class.

The performance period will commence with the effective date of this contract. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of Institutional Class of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of Institutional Class of the Portfolio as of the last business day of such period. In computing the investment performance of Institutional Class of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of Institutional Class of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

(d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period. The resulting dollar amount is added to or deducted from the Basic Fee.

(e) The Index shall be the Russell 3000 Growth Index. Subject to the requirements of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission, the Trustees may designate an alternative appropriate index for purposes of calculating the Performance Adjustment (the "Successor Index"). For the 35 month period commencing on the first day of the month following such designation (or such other date as agreed by the Fund, on behalf of the Portfolio, and the Adviser) (the "Transition Period"), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the Successor Index and the index used to calculate the Portfolio's Performance Adjustment prior to the Transition Period (the "Prior Index"), such calculation being performed as follows:

For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the Successor Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects one additional month of the Successor Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the calculation shall include only the investment record of the Successor Index.

~~(e)~~ (f) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect~~, and the fee computed upon the average net assets for the business days it is so in effect~~ for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect, provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) ~~a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of~~ its proportionate share of insurance premiums ~~for fidelity and other coverage~~; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [year] and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the ~~Securities and Exchange Commission (the "~~Commission~~")~~ or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 4

UNDERLINED LANGUAGE WILL BE ADDED
~~STRUCKTHROUGH~~ LANGUAGE WILL BE DELETED

FORM OF

MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES I:
FIDELITY ADVISOR EQUITY VALUE FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT ~~made~~ AMENDED and RESTATED as of this 1st day of [month], 2007, by and between Fidelity Advisor Series I, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor Equity Value Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated April 19, 2001, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on [month] 1, 2007.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a ~~Group Fee and an Individual Fund Fee~~ Basic Fee and a Performance Adjustment. Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than "an appropriate index" (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

(a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

(i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the Fund's ~~fund's~~ Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets	Annualized Rate
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over 1,260.2167

~~(b)~~(ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.30%.

~~The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.~~

(b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

(c) Performance Adjustment Rate: Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

For purposes of calculating the performance adjustment of the Portfolio, the Portfolio's investment performance will be based on the performance of Institutional Class.

The performance period will commence with the effective date of this contract. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of Institutional Class of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of Institutional Class of the Portfolio as of the last business day of such period. In computing the investment performance of Institutional Class of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of Institutional Class of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

(d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period. The resulting dollar amount is added to or deducted from the Basic Fee.

(e) The Index shall be the Russell 3000 Value Index. Subject to the requirements of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission, the Trustees may designate an alternative appropriate index for purposes of calculating the Performance Adjustment (the "Successor Index"). For the 35 month period commencing on the first day of the month following such designation (or such other date as agreed by the Fund, on behalf of the Portfolio, and the Adviser) (the "Transition Period"), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the Successor Index and the index used to calculate the Portfolio's Performance Adjustment prior to the Transition Period (the "Prior Index"), such calculation being performed as follows:

For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the Successor Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects one additional month of the Successor Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the calculation shall include only the investment record of the Successor Index.

~~(e)~~ (f) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect~~, and the fee computed upon the average net assets for the business days it is so in effect~~ for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect, provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) ~~a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of~~ its proportionate share of insurance premiums ~~for fidelity and other coverage~~; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [year] and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the ~~Securities and Exchange Commission (the "~~Commission~~")~~ or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 5

UNDERLINED LANGUAGE WILL BE ADDED
~~STRUCKTHROUGH~~ LANGUAGE WILL BE DELETED

FORM OF

MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES I:
FIDELITY ADVISOR LARGE CAP FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT AMENDED and RESTATED as of this 1st day of [month], 2007, by and between Fidelity Advisor Series I, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor Large Cap Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated February 1, 2002, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on [month] 1, [year].

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a ~~Group Fee and an Individual Fund Fee~~ Basic Fee and a Performance Adjustment. Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than "an appropriate index" (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

(a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

(i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the Fund's ~~fund's~~ Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets	Annualized Rate
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over 1,260.2167

~~(b)~~(ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.30%.

~~The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.~~

(b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

(c) Performance Adjustment Rate: Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

For purposes of calculating the performance adjustment of the Portfolio, the Portfolio's investment performance will be based on the performance of Institutional Class.

The performance period will commence with the effective date of this contract. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of Institutional Class of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of Institutional Class of the Portfolio as of the last business day of such period. In computing the investment performance of Institutional Class of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of Institutional Class of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

(d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period. The resulting dollar amount is added to or deducted from the Basic Fee.

(e) The Index shall be the Standard & Poor's 500 Index. Subject to the requirements of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission, the Trustees may designate an alternative appropriate index for purposes of calculating the Performance Adjustment (the "Successor Index"). For the 35 month period commencing on the first day of the month following such designation (or such other date as agreed by the Fund, on behalf of the Portfolio, and the Adviser) (the "Transition Period"), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the Successor Index and the index used to calculate the Portfolio's Performance Adjustment prior to the Transition Period (the "Prior Index"), such calculation being performed as follows:

For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the Successor Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects one additional month of the Successor Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the calculation shall include only the investment record of the Successor Index.

~~(e)~~ (f) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect~~, and the fee computed upon the average net assets for the business days it is so in effect~~ for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect, provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) ~~a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of~~ its proportionate share of insurance premiums ~~for fidelity and other coverage~~; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [year] and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the ~~Securities and Exchange Commission (the "~~Commission~~")~~ or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 6

UNDERLINED LANGUAGE WILL BE ADDED
~~STRUCKTHROUGH~~ LANGUAGE WILL BE DELETED

FORM OF

MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES I:
FIDELITY ADVISOR MID CAP FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT AMENDED and RESTATED as of this 1st day of [month], 2007, by and between Fidelity Advisor Series I, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor Mid Cap Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated February 1, 2002, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on [month] 1, [year].

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a ~~Group Fee and an Individual Fund Fee~~ Basic Fee and a Performance Adjustment. Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than "an appropriate index" (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

(a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

(i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the Fund's ~~fund's~~ Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets	Annualized Rate
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over 1,260.2167

~~(b)~~(ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.30%.

~~The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.~~

(b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

(c) Performance Adjustment Rate: Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

For purposes of calculating the performance adjustment of the Portfolio, the Portfolio's investment performance will be based on the performance of Institutional Class.

The performance period will commence with the effective date of this contract. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of Institutional Class of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of Institutional Class of the Portfolio as of the last business day of such period. In computing the investment performance of Institutional Class of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of Institutional Class of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

(d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period. The resulting dollar amount is added to or deducted from the Basic Fee.

(e) The Index shall be the Standard & Poor's MidCap 400 Index. Subject to the requirements of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission, the Trustees may designate an alternative appropriate index for purposes of calculating the Performance Adjustment (the "Successor Index"). For the 35 month period commencing on the first day of the month following such designation (or such other date as agreed by the Fund, on behalf of the Portfolio, and the Adviser) (the "Transition Period"), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the Successor Index and the index used to calculate the Portfolio's Performance Adjustment prior to the Transition Period (the "Prior Index"), such calculation being performed as follows:

For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the Successor Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects one additional month of the Successor Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the calculation shall include only the investment record of the Successor Index.

~~(e)~~ (f) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect~~, and the fee computed upon the average net assets for the business days it is so in effect~~ for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect, provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) ~~a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of~~ its proportionate share of insurance premiums ~~for fidelity and other coverage~~; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [year] and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the ~~Securities and Exchange Commission (the "~~Commission~~")~~ or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 7

UNDERLINED LANGUAGE WILL BE ADDED
~~STRUCKTHROUGH~~ LANGUAGE WILL BE DELETED

FORM OF

MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES I:
FIDELITY ADVISOR SMALL CAP FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT AMENDED and RESTATED as of this 1st day of [month], 2007, by and between Fidelity Advisor Series I, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor Small Cap Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated February 1, 2002, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on [month] 1, 2007.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a ~~Group Fee and an Individual Fund Fee~~ Basic Fee and a Performance Adjustment. Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than "an appropriate index" (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

(a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

(i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the Fund's ~~fund's~~ Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets	Annualized Rate
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over 1,260.2167

~~(b)~~(ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.45%.

~~The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.~~

(b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

(c) Performance Adjustment Rate: Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

For purposes of calculating the performance adjustment of the Portfolio, the Portfolio's investment performance will be based on the performance of Institutional Class.

The performance period will commence with the effective date of this contract. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of Institutional Class of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of Institutional Class of the Portfolio as of the last business day of such period. In computing the investment performance of Institutional Class of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of Institutional Class of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

(d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period. The resulting dollar amount is added to or deducted from the Basic Fee.

(e) The Index shall be the Russell 2000 Index. Subject to the requirements of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission, the Trustees may designate an alternative appropriate index for purposes of calculating the Performance Adjustment (the "Successor Index"). For the 35 month period commencing on the first day of the month following such designation (or such other date as agreed by the Fund, on behalf of the Portfolio, and the Adviser) (the "Transition Period"), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the Successor Index and the index used to calculate the Portfolio's Performance Adjustment prior to the Transition Period (the "Prior Index"), such calculation being performed as follows:

For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the Successor Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects one additional month of the Successor Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the calculation shall include only the investment record of the Successor Index.

~~(e)~~ (f) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect~~, and the fee computed upon the average net assets for the business days it is so in effect~~ for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect, provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) ~~a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of~~ its proportionate share of insurance premiums ~~for fidelity and other coverage~~; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [year] and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the ~~Securities and Exchange Commission (the "~~Commission~~")~~ or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 8

UNDERLINED LANGUAGE WILL BE ADDED
~~STRUCKTHROUGH~~ LANGUAGE WILL BE DELETED

FORM OF

MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES I:
FIDELITY ADVISOR STRATEGIC GROWTH FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT AMENDED and RESTATED as of this 1st day of [month], 2007, by and between Fidelity Advisor Series I, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor Strategic Growth Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated February 1, 2002, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on [month] 1, 2007.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a ~~Group Fee and an Individual Fund Fee~~ Basic Fee and a Performance Adjustment. Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than "an appropriate index" (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

(a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

(i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the Fund's ~~fund's~~ Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets	Annualized Rate
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over 1,260.2167

~~(b)~~(ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.30%.

~~The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.~~

(b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

(c) Performance Adjustment Rate: Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

For purposes of calculating the performance adjustment of the Portfolio, the Portfolio's investment performance will be based on the performance of Institutional Class.

The performance period will commence with the effective date of this contract. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of Institutional Class of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of Institutional Class of the Portfolio as of the last business day of such period. In computing the investment performance of Institutional Class of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of Institutional Class of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

(d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period. The resulting dollar amount is added to or deducted from the Basic Fee.

(e) The Index shall be the Russell 1000 Growth Index. Subject to the requirements of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission, the Trustees may designate an alternative appropriate index for purposes of calculating the Performance Adjustment (the "Successor Index"). For the 35 month period commencing on the first day of the month following such designation (or such other date as agreed by the Fund, on behalf of the Portfolio, and the Adviser) (the "Transition Period"), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the Successor Index and the index used to calculate the Portfolio's Performance Adjustment prior to the Transition Period (the "Prior Index"), such calculation being performed as follows:

For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the Successor Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects one additional month of the Successor Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the calculation shall include only the investment record of the Successor Index.

~~(e)~~ (f) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect~~, and the fee computed upon the average net assets for the business days it is so in effect~~ for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect, provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) ~~a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of~~ its proportionate share of insurance premiums ~~for fidelity and other coverage~~; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [year] and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the ~~Securities and Exchange Commission (the "~~Commission~~")~~ or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

Exhibit 9

UNDERLINED LANGUAGE WILL BE ADDED
~~STRUCKTHROUGH~~ LANGUAGE WILL BE DELETED

FORM OF

MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES I:
FIDELITY ADVISOR VALUE STRATEGIES FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT AMENDED and RESTATED as of this 1st day of ~~February, 2002~~ [month], 2007, by and between Fidelity Advisor Series I, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor Value Strategies Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated ~~July 1, 1999~~ February 1, 2002, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on ~~February 1, 2002~~ [month] 1, 2007.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a ~~Group Fee and an Individual Fund Fee~~ Basic Fee and a Performance Adjustment. Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than "an appropriate index" (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

(a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

(i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the Fund's ~~fund's~~ Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets	Annualized Rate
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over 1,260.2167

~~(b)~~(ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.30%.

~~The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.~~

(b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

(c) Performance Adjustment Rate: Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

For purposes of calculating the performance adjustment of the Portfolio, the Portfolio's investment performance will be based on the performance of the retail class.

The performance period will commence with the effective date of this contract. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the retail class of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the retail class of the Portfolio as of the last business day of such period. In computing the investment performance of the retail class of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the retail class of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

(d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period. The resulting dollar amount is added to or deducted from the Basic Fee.

(e) The Index shall be the Russell Midcap Value Index. Subject to the requirements of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission, the Trustees may designate an alternative appropriate index for purposes of calculating the Performance Adjustment (the "Successor Index"). For the 35 month period commencing on the first day of the month following such designation (or such other date as agreed by the Fund, on behalf of the Portfolio, and the Adviser) (the "Transition Period"), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the Successor Index and the index used to calculate the Portfolio's Performance Adjustment prior to the Transition Period (the "Prior Index"), such calculation being performed as follows:

For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the Successor Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects one additional month of the Successor Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the calculation shall include only the investment record of the Successor Index.

~~(e)~~ (f) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect~~, and the fee computed upon the average net assets for the business days it is so in effect~~ for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect, provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) ~~a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of~~ its proportionate share of insurance premiums ~~for fidelity and other coverage~~; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, ~~2002~~ [year] and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the ~~Securities and Exchange Commission (the "~~Commission~~")~~ or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 10

Funds Advised by FMR - Table of Average Net Assets and Advisory Fees

The following table shows the average net assets and advisory fees for each growth fund as of the period indicated below. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout the fiscal period.

Fund Name	As of	Average Net Assets (millions)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR
Select Portfolios: (c)(d)
Air Transportation	2/28/06	47.5	0.57%
Automotive	2/28/06	18.0	0.23(a)
Banking	2/28/06	408.6	0.57
Biotechnology	2/28/06	1,632.0	0.57
Brokerage and Investment Management	2/28/06	649.5	0.58
Chemicals	2/28/06	179.1	0.57
Communications Equipment	2/28/06	463.7	0.57
Computers	2/28/06	580.9	0.57
Construction and Housing	2/28/06	268.8	0.57
Consumer Discretionary	2/28/06	42.8	0.57
Consumer Staples	2/28/06	129.7	0.57
Defense and Aerospace	2/28/06	766.2	0.57
Electronics	2/28/06	2,691.6	0.57
Energy	2/28/06	1,952.2	0.57
Energy Service	2/28/06	1,234.4	0.57
Environmental	2/28/06	21.4	0.42(a)
Financial Services	2/28/06	464.0	0.57
Gold	2/28/06	816.0	0.58
Health Care	2/28/06	2,199.7	0.57
Home Finance	2/28/06	333.0	0.57
Industrial Equipment	2/28/06	46.8	0.57
Industrials	2/28/06	64.1	0.57
Insurance	2/28/06	188.7	0.57
IT Services	2/28/06	35.5	0.57
Leisure	2/28/06	201.7	0.57
Materials	2/28/06	134.9	0.57
Medical Delivery	2/28/06	1,282.6	0.57
Medical Equipment and Systems	2/28/06	1,130.3	0.57
Multimedia	2/28/06	91.6	0.57
Natural Gas	2/28/06	1,412.4	0.57
Natural Resources	2/28/06	537.0	0.58
Networking and Infrastructure	2/28/06	101.5	0.57
Paper and Forest Products	2/28/06	28.5	0.52(a)
Pharmaceuticals	2/28/06	113.3	0.57
Retailing	2/28/06	84.2	0.57
Software and Computer Services	2/28/06	628.8	0.57
Technology	2/28/06	1,878.7	0.57
Telecommunications	2/28/06	347.0	0.57
Transportation	2/28/06	77.1	0.57
Utilities Growth	2/28/06	322.7	0.57
Wireless	2/28/06	418.4	0.57
Magellan® (c)(d)	3/31/06	$ 52,988.5	0.39%
Large Cap Stock (c)(d)	4/30/06	665.9	0.40
Mid-Cap Stock (c)(d)	4/30/06	9,799.8	0.45
Small Cap Retirement (c)(d)	4/30/06	193.0	0.60(a)
Small Cap Stock (c)(d)	4/30/06	4,366.5	0.69
Fidelity Fifty® (c)(d)	6/30/06	984.5	0.47
Growth Discovery (c)(d)	6/30/06	438.0	0.31
Advisor Biotechnology: (b)(c)(d)
Class A	7/31/06	12.2	0.57
Class T	7/31/06	14.4	0.57
Class B	7/31/06	16.8	0.57
Class C	7/31/06	13.8	0.57
Institutional Class	7/31/06	1.2	0.57
Advisor Consumer Discretionary:(b)(c)(d)
Class A	7/31/06	18.6	0.57
Class T	7/31/06	15.3	0.57
Class B	7/31/06	16.5	0.57
Class C	7/31/06	7.6	0.57
Institutional Class	7/31/06	1.3	0.57
Advisor Communications Equipment:(b)(c)(d)
Class A	7/31/06	3.0	0.57
Class T	7/31/06	3.1	0.57
Class B	7/31/06	3.0	0.57
Class C	7/31/06	2.9	0.57
Institutional Class	7/31/06	0.4	0.57
Advisor Electronics:(b)(c)(d)
Class A	7/31/06	10.2	0.57
Class T	7/31/06	11.1	0.57
Class B	7/31/06	8.0	0.57
Class C	7/31/06	9.1	0.57
Institutional Class	7/31/06	0.9	0.57
Advisor Energy:(c)(d)
Class A	7/31/06	147.4	0.57
Class T	7/31/06	330.0	0.57
Class B	7/31/06	122.0	0.57
Class C	7/31/06	99.7	0.57
Institutional Class	7/31/06	15.2	0.57
Advisor Financial Services:(c)(d)
Class A	7/31/06	76.2	0.57
Class T	7/31/06	120.9	0.57
Class B	7/31/06	131.6	0.57
Class C	7/31/06	67.7	0.57
Institutional Class	7/31/06	12.3	0.57
Advisor Health Care:(c)(d)
Class A	7/31/06	169.0	0.57
Class T	7/31/06	236.4	0.57
Class B	7/31/06	230.8	0.57
Class C	7/31/06	127.0	0.57
Institutional Class	7/31/06	20.2	0.57
Advisor Industrials:(b)(c)(d)
Class A	7/31/06	$ 62.8	0.57%
Class T	7/31/06	47.5	0.57
Class B	7/31/06	34.8	0.57
Class C	7/31/06	28.3	0.57
Institutional Class	7/31/06	9.0	0.57
Advisor Real Estate:(c)(d)
Class A	7/31/06	64.7	0.57
Class T	7/31/06	75.1	0.57
Class B	7/31/06	25.8	0.57
Class C	7/31/06	30.0	0.57
Institutional Class	7/31/06	4.4	0.57
Advisor Small Cap Growth:(c)(d)
Class A	7/31/06	11.4	0.81
Class T	7/31/06	12.1	0.81
Class B	7/31/06	3.8	0.81
Class C	7/31/06	12.6	0.81
Institutional Class	7/31/06	7.8	0.81
Retail Class	7/31/06	334.9	0.81
Advisor Small Cap Value:(c)(d)
Class A	7/31/06	24.5	0.81
Class T	7/31/06	28.3	0.81
Class B	7/31/06	7.7	0.81
Class C	7/31/06	20.7	0.81
Institutional Class	7/31/06	7.3	0.81
Retail Class	7/31/06	816.3	0.81
Advisor Technology:(c)(d)
Class A	7/31/06	171.9	0.57
Class T	7/31/06	312.5	0.57
Class B	7/31/06	278.7	0.57
Class C	7/31/06	103.8	0.57
Institutional Class	7/31/06	12.6	0.57
Advisor Telecommunications & Utilities Growth:(c)(d)
Class A	7/31/06	31.8	0.57
Class T	7/31/06	51.9	0.57
Class B	7/31/06	73.3	0.57
Class C	7/31/06	32.2	0.57
Institutional Class	7/31/06	2.0	0.57
Blue Chip Growth (c)(d)	7/31/06	21,596.2	0.37
Blue Chip Value (c)(d)(g)	7/31/06	232.5	0.55
Dividend Growth (c)(d)	7/31/06	16,345.0	0.36
International Real Estate (c)(d)	7/31/06	280.9	0.72
Leveraged Company Stock (c)(d)	7/31/06	3,753.5	0.62
Low-Priced Stock (c)(d)	7/31/06	37,207.7	0.67
OTC Portfolio(c)(d)	7/31/06	8,046.3	0.55
Real Estate Income (c)(d)	7/31/06	588.2	0.57
Real Estate Investment (c)(d)	7/31/06	6,156.0	0.57
Value Discovery (c)(d)	7/31/06	388.3	0.62
Export and Multinational (c)(d)	8/31/06	4,302.8	0.57
Advisor Capital Development:(c)(d)
Class O	9/30/06	4,973.9	0.57
Class A	9/30/06	333.3	0.57
Class T	9/30/06	0.2	0.57
Class B	9/30/06	0.2	0.57
Class C	9/30/06	0.1	0.57
Institutional Class	9/30/06	0.1	0.57
Advisor Diversified Stock Fund: (c)(d)
Class O	9/30/06	$ 3,014.6	0.44%
Class A	9/30/06	103.8	0.44
Class T	9/30/06	4.5	0.44
Class B	9/30/06	0.4	0.44
Class C	9/30/06	1.0	0.44
Institutional Class	9/30/06	332.5	0.44
Advisor Diversified International:(c)(f)(g)
Class A	10/31/06	3,963.0	0.72
Class T	10/31/06	3,218.9	0.72
Class B	10/31/06	459.3	0.72
Class C	10/31/06	1,156.1	0.72
Institutional Class	10/31/06	3,469.5	0.72
Advisor Emerging Asia:(b)(e)(f)(g)
Class A	10/31/06	45.6	0.71
Class T	10/31/06	22.2	0.71
Class B	10/31/06	16.7	0.71
Class C	10/31/06	25.6	0.71
Institutional Class	10/31/06	4.5	0.71
Advisor Emerging Markets:(c)(f)(g)(h)
Class A	10/31/06	43.1	0.81
Class T	10/31/06	25.3	0.81
Class B	10/31/06	13.6	0.81
Class C	10/31/06	25.7	0.81
Institutional Class	10/31/06	6.5	0.81
Advisor Europe Capital Appreciation:(b)(c)(f)(g)
Class A	10/31/06	11.6	0.71
Class T	10/31/06	17.6	0.71
Class B	10/31/06	7.2	0.71
Class C	10/31/06	6.6	0.71
Institutional Class	10/31/06	1.2	0.71
Advisor Global Capital Appreciation:(b)(c)(f)(g)
Class A	10/31/06	12.1	0.72
Class T	10/31/06	29.4	0.72
Class B	10/31/06	6.8	0.72
Class C	10/31/06	5.7	0.72
Institutional Class	10/31/06	2.4	0.72
Advisor International Capital Appreciation:(c)(f)(g)
Class A	10/31/06	118.1	0.72
Class T	10/31/06	215.1	0.72
Class B	10/31/06	57.5	0.72
Class C	10/31/06	69.6	0.72
Institutional Class	10/31/06	47.1	0.72
Advisor International Discovery:(c)(f)(g)
Class A	10/31/06	$ 74.0	0.79%
Class T	10/31/06	5.3	0.79
Class B	10/31/06	2.1	0.79
Class C	10/31/06	3.3	0.79
Institutional Class	10/31/06	20.2	0.79
Retail Class	10/31/06	6,231.4	0.79
Advisor International Small Cap:(c)(f)(g)
Class A	10/31/06	39.6	0.97
Class T	10/31/06	48.0	0.97
Class B	10/31/06	13.7	0.97
Class C	10/31/06	27.5	0.97
Institutional Class	10/31/06	9.4	0.97
Retail Class (c)(f)(g)	10/31/06	2,292.8	0.97
Advisor International Small Cap Opportunities:(c)(f)(g)
Class A	10/31/06	24.3	0.91
Class T	10/31/06	17.1	0.91
Class B	10/31/06	5.6	0.91
Class C	10/31/06	14.8	0.91
Institutional Class	10/31/06	11.6	0.91
Retail Class	10/31/06	887.8	0.91
Advisor Japan:(b)(e)(f)(g)
Class A	10/31/06	42.1	0.72
Class T	10/31/06	22.9	0.72
Class B	10/31/06	21.4	0.72
Class C	10/31/06	59.5	0.72
Institutional Class	10/31/06	14.7	0.72
Advisor Korea:(b)(e)(f)(g)
Class A	10/31/06	30.7	0.82
Class T	10/31/06	6.1	0.82
Class B	10/31/06	7.9	0.82
Class C	10/31/06	11.3	0.82
Institutional Class	10/31/06	4.4	0.82
Advisor Latin America:(b)(c)(f)(g)
Class A	10/31/06	38.9	0.71
Class T	10/31/06	18.7	0.71
Class B	10/31/06	13.8	0.71
Class C	10/31/06	21.0	0.71
Institutional Class	10/31/06	6.1	0.71
Advisor Overseas:(c)(f)(g)
Class A	10/31/06	120.0	0.55
Class T	10/31/06	599.9	0.55
Class B	10/31/06	44.3	0.55
Class C	10/31/06	40.3	0.55
Institutional Class	10/31/06	326.5	0.55
Advisor Tax Managed Stock:(b)(c)(d)
Class A	10/31/06	7.4	0.57
Class T	10/31/06	6.0	0.57
Class B	10/31/06	3.9	0.57
Class C	10/31/06	5.1	0.57
Institutional Class		0.7	0.57
Advisor Value:(c)(d)
Class A	10/31/06	$ 33.0	0.56%
Class T	10/31/06	36.2	0.56
Class B	10/31/06	14.0	0.56
Class C	10/31/06	14.7	0.56
Institutional Class	10/31/06	4.0	0.56
Advisor Value Leaders:(b)(c)(d)
Class A	10/31/06	9.5	0.57
Class T	10/31/06	25.9	0.57
Class B	10/31/06	4.7	0.57
Class C	10/31/06	4.9	0.57
Institutional Class	10/31/06	2.0	0.57
Aggressive International (c)(f)(g)	10/31/06	562.1	0.49
Canada (c)(f)	10/31/06	2,677.1	0.70
Capital Appreciation (c)(d)	10/31/06	7,780.5	0.67
China Region (e)(f)(g)	10/31/06	553.6	0.71
Disciplined Equity (c)(d)	10/31/06	6,736.2	0.67
Diversified International (c)(f)(g)	10/31/06	38,224.1	0.75
Emerging Markets (c)(f)(g)	10/31/06	2,689.7	0.72
Europe (e)(f)	10/31/06	3,259.8	0.84
Europe Capital Appreciation (c)(f)	10/31/06	707.2	0.76
Focused Stock (c)(d)	10/31/06	112.2	0.60(a)
Global Balanced (c)(f)(g)	10/31/06	227.0	0.72
Japan (e)(f)(g)	10/31/06	1,763.5	0.77
Japan Smaller Companies (e)(f)(g)	10/31/06	1,698.8	0.72
Latin America (c)(f)	10/31/06	2,598.2	0.72
Nordic (e)(f)	10/31/06	267.8	0.71
Overseas (c)(f)(g)	10/31/06	6,163.8	0.69
Pacific Basin (c)(g)	10/31/06	1,017.9	0.76
Small Cap Independence (c)(d)	10/31/06	2,286.0	0.55
Southeast Asia (e)(f)(g)	10/31/06	1,252.1	0.81
Stock Selector (c)(d)	10/31/06	815.5	0.61
Tax Managed Stock (c)(d)	10/31/06	64.4	0.57
Value (c)(d)	10/31/06	15,567.1	0.46
Worldwide (c)(f)(g)	10/31/06	1,294.0	0.76
Advisor Aggressive Growth:(b)(c)(d)
Class A	11/30/06	8.4	0.62
Class T	11/30/06	16.1	0.62
Class B	11/30/06	8.8	0.62
Class C	11/30/06	7.1	0.62
Institutional Class	11/30/06	0.7	0.62
Advisor Dividend Growth:(c)(d)
Class A	11/30/06	493.7	0.57
Class T	11/30/06	1,321.1	0.57
Class B	11/30/06	363.5	0.57
Class C	11/30/06	332.0	0.57
Institutional Class	11/30/06	1,016.2	0.57
Advisor Dynamic Capital Appreciation:(c)(d)
Class A	11/30/06	87.0	0.56
Class T	11/30/06	165.4	0.56
Class B	11/30/06	60.6	0.56
Class C	11/30/06	54.4	0.56
Institutional Class	11/30/06	20.7	0.56
Advisor Equity Growth:(c)(d)
Class A	11/30/06	$ 1,378.3	0.57%
Class T	11/30/06	3,334.9	0.57
Class B	11/30/06	597.3	0.57
Class C	11/30/06	321.8	0.57
Institutional Class	11/30/06	1,279.4	0.57
Advisor Equity Value:(b)(c)(d)
Class A	11/30/06	24.5	0.57
Class T	11/30/06	51.0	0.57
Class B	11/30/06	20.9	0.57
Class C	11/30/06	16.7	0.57
Institutional Class	11/30/06	4.8	0.57
Advisor Fifty:(b)(c)(d)
Class A	11/30/06	30.5	0.57
Class T	11/30/06	29.0	0.57
Class B	11/30/06	19.4	0.57
Class C	11/30/06	14.1	0.57
Institutional Class	11/30/06	2.2	0.57
Advisor Growth Opportunities:(c)(d)
Class A	11/30/06	377.5	0.36
Class T	11/30/06	2,460.5	0.36
Class B	11/30/06	180.2	0.36
Class C	11/30/06	81.9	0.36
Institutional Class	11/30/06	139.0	0.36
Advisor Large Cap:(c)(d)
Class A	11/30/06	95.7	0.57
Class T	11/30/06	197.6	0.57
Class B	11/30/06	71.8	0.57
Class C	11/30/06	42.4	0.57
Institutional Class	11/30/06	424.4	0.57
Advisor Leveraged Company Stock:(b)(c)(d)
Class A	11/30/06	498.5	0.61
Class T	11/30/06	330.3	0.61
Class B	11/30/06	120.5	0.61
Class C	11/30/06	292.2	0.61
Institutional Class	11/30/06	116.5	0.61
Advisor Mid Cap:(c)(d)
Class A	11/30/06	1,618.2	0.57
Class T	11/30/06	4,092.2	0.57
Class B	11/30/06	809.4	0.57
Class C	11/30/06	543.2	0.57
Institutional Class	11/30/06	735.6	0.57
Advisor Small Cap:(c)(d)
Class A	11/30/06	720.4	0.72
Class T	11/30/06	1,534.6	0.72
Class B	11/30/06	266.8	0.72
Class C	11/30/06	316.7	0.72
Institutional Class	11/30/06	467.4	0.72
Advisor Strategic Growth:(b)(c)(d)
Class A	11/30/06	$ 5.4	0.57%
Class T	11/30/06	9.2	0.57
Class B	11/30/06	4.6	0.57
Class C	11/30/06	2.6	0.57
Institutional Class	11/30/06	0.2	0.57
Advisor Value Strategies:(c)(d)
Class A	11/30/06	314.3	0.57
Class T	11/30/06	858.2	0.57
Class B	11/30/06	221.0	0.57
Initial Class	11/30/06	177.2	0.57
Class C	11/30/06	101.1	0.57
Institutional Class	11/30/06	79.8	0.57
Aggressive Growth (c)(d)	11/30/06	3,995.2	0.38
Growth Company (c)(d)	11/30/06	28,497.1	0.73
Independence (c)(d)	11/30/06	4,538.7	0.67
New Millennium (c)(d)	11/30/06	3,084.1	0.70
Advisor Mid Cap II :(c)(d)
Class A	12/31/06	331.6	0.56
Class T	12/31/06	480.0	0.56
Class B	12/31/06	78.1	0.56
Class C	12/31/06	170.3	0.56
Institutional Class	12/31/06	220.4	0.56
Advisor New Insights:(c)(d)
Class A	12/31/06	1,615.0	0.56
Class T	12/31/06	1,942.3	0.56
Class B	12/31/06	431.1	0.56
Class C	12/31/06	1,448.3	0.56
Institutional Class	12/31/06	1,165.2	0.56
Congress Street (e)	12/31/06	67.6	0.36(a)
Contrafund (c)(d)	12/31/06	65,212.6	0.71
Exchange (e)	12/31/06	238.0	0.39(a)
Trend (c)(d)	12/31/06	888.0	0.58
VIP I Growth:(e)
Initial Class	12/31/06	6,060.3	0.57
Service Class	12/31/06	956.8	0.57
Service Class 2	12/31/06	688.1	0.57
Service Class 2R	12/31/06	5.7	0.57
Investor Class	12/31/06	52.0	0.57
VIP I Overseas:(c)(f)(g)
Initial Class	12/31/06	1,562.1	0.72
Initial Class R	12/31/06	225.2	0.72
Service Class	12/31/06	342.2	0.72
Service Class R	12/31/06	129.6	0.72
Service Class 2	12/31/06	60.3	0.72
Service Class 2R	12/31/06	604.5	0.72
Investor Class R	12/31/06	81.5	0.72
VIP I Value:(b)(c)(d)
Initial Class	12/31/06	25.7	0.56
Service Class	12/31/06	1.1	0.56
Service Class 2	12/31/06	6.1	0.56
Investor Class	12/31/06	25.1	0.56
VIP II Contrafund:(c)(d)
Initial Class	12/31/06	$ 11,385.5	0.57%
Service Class	12/31/06	2,655.4	0.57
Service Class 2	12/31/06	4,575.1	0.57
Service Class 2R	12/31/06	23.7	0.57
Investor Class	12/31/06	213.8	0.57
VIP II Disciplined Small Cap:
Initial Class	12/31/06	3.7	0.71
Service Class	12/31/06	1.4	0.71
Service Class 2	12/31/06	1.4	0.71
Investor Class	12/31/06	5.0	0.71
VIP II Index 500:
Initial Class	12/31/06	2,635.5	0.10
Service Class	12/31/06	30.7	0.10
Service Class 2	12/31/06	183.5	0.10
VIP III Aggressive Growth:(b)(c)(d)
Initial Class	12/31/06	6.2	0.62
Service Class	12/31/06	1.1	0.62
Service Class 2	12/31/06	10.1	0.62
Investor Class	12/31/06	3.0	0.62
VIP III Dynamic Capital Appreciation:(b)(c)(d)
Initial Class	12/31/06	65.7	0.56
Service Class	12/31/06	0.9	0.56
Service Class 2	12/31/06	21.8	0.56
Investor Class	12/31/06	18.3	0.56
VIP III Growth Opportunities:(c)(d)
Initial Class	12/31/06	338.2	0.57
Service Class	12/31/06	177.6	0.57
Service Class 2	12/31/06	56.7	0.57
Investor Class	12/31/06	5.5	0.57
VIP III Mid Cap:(c)(d)
Initial Class	12/31/06	1,382.3	0.57
Service Class	12/31/06	1,060.9	0.57
Service Class 2	12/31/06	4,245.7	0.57
Investor Class	12/31/06	116.8	0.57
VIP III Value Strategies:(b)(c)(d)
Initial Class	12/31/06	132.0	0.57
Service Class	12/31/06	68.9	0.57
Service Class 2	12/31/06	194.9	0.57
Investor Class	12/31/06	23.1	0.57
VIP IV Consumer Discretionary:(c)(d)
Initial Class	12/31/06	10.0	0.57
Investor Class	12/31/06	1.6	0.57
VIP IV Energy:(c)(d)
Initial Class	12/31/06	359.4	0.57
Service Class 2	12/31/06	49.8	0.57
Investor Class	12/31/06	39.9	0.57
VIP IV Financial Services:(c)(d)
Initial Class	12/31/06	33.9	0.57
Investor Class	12/31/06	6.5	0.57
VIP IV Growth Stock:(b)
Initial Class	12/31/06	$ 16.6	0.57%
Service Class	12/31/06	2.0	0.57
Service Class 2	12/31/06	2.9	0.57
Investor Class	12/31/06	3.6	0.57
VIP IV Health Care:(c)(d)
Initial Class	12/31/06	87.7	0.57
Investor Class	12/31/06	12.6	0.57
VIP IV Industrials:(c)(d)
Initial Class	12/31/06	54.7	0.56
Investor Class	12/31/06	8.4	0.56
VIP IV International Capital Appreciation :
Initial Class	12/31/06	3.2	0.71
Initial Class R	12/31/06	12.9	0.71
Service Class	12/31/06	0.4	0.71
Service Class R	12/31/06	0.4	0.71
Service Class 2R	12/31/06	0.5	0.71
Service Class 2	12/31/06	0.5	0.71
Investor Class R	12/31/06	20.0	0.71
VIP IV Real Estate:(b)
Initial Class	12/31/06	165.5	0.57
Service Class	12/31/06	3.7	0.57
Service Class 2	12/31/06	3.7	0.57
Investor Class	12/31/06	23.1	0.57
VIP IV Technology:(c)(d)
Initial Class	12/31/06	75.3	0.57
Investor Class	12/31/06	11.2	0.57
VIP IV Utilities:(c)(d)
Initial Class	12/31/06	43.8	0.57
Investor Class	12/31/06	5.6	0.57
VIP IV Value Leaders:(b)(c)(d)
Initial Class	12/31/06	41.6	0.56
Service Class	12/31/06	2.3	0.56
Service Class 2	12/31/06	3.5	0.56
Investor Class	12/31/06	14.5	0.56
Large Cap Growth (c)(d)	1/31/07	$ 165.0	0.56(a)
Large Cap Value (c)(d)	1/31/07	908.0	0.58
Mid Cap Growth (c)(d)	1/31/07	437.7	0.55(a)
Mid Cap Value (c)(d)	1/31/07	484.3	0.50
Utilities	1/31/07	1,266.0	0.58

(a) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary expense limitations.

(b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary expense limitations.

For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes.

(c) FMR has entered into a sub-advisory agreement with FMRC on behalf of the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

(d) FMR has entered into a sub-advisory agreementwith each of FRAC and FMR U.K. on behalf of the fund. FRAC has in turn entered into a sub-advisory agreementwith FIJ on behalf of the fund. FMRhas entered into a master international research agreement with FIIA on behalf of the fund. FIIA has in turn entered into sub-research agreements with FIIA (U.K.)L and FIJ on behalf of the fund.

(e) FMR has entered into a sub-advisory agreement with FMRC on behalf of the fund. FMRC may provide investment advisory services for the fund.

(f) FMR has entered into a sub-advisory agreement with each of FRAC, FMR U.K. and FIIA on behalf of the fund. FIIA, in turn, has entered into a sub-advisory agreementwith FIIA(U.K.)L on behalf of the fund. FRAC has entered into a sub-advisory agreementwith FIJ on behalf of the fund. FMR has entered into a master international research agreement with FIIA on behalf of the fund. FIIA, in turn, has entered into sub-research agreements with FIIA(U.K.)L and FIJ on behalf of the fund.

(g) FIIA has entered into a sub-advisory agreementwith FIJ on behalf of the fund.

(h) Less than a complete fiscal year.

Fidelity is a registered trademark of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.763405.104 ASI-PXS-0507

Form of Proxy Card: Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor Strategic Growth Fund, and Fidelity Advisor Value Strategies Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY!
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PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com/proxy and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and Albert R. Gamper, Jr., or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series I as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, 14th Floor, Boston, MA 02210, on July 18, 2007 at 9:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	Fidelity Advisor Series I-7/2007-LP

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
1.

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Dividend Growth Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	ASI-PXC-0507-LP	(down arrow)

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
2.

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Dynamic Capital Appreciation Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	ASI-PXC-0507-LP	(down arrow)

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
3.

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Equity Growth Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	ASI-PXC-0507-LP	(down arrow)

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
4.

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Equity Value Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	ASI-PXC-0507-LP	(down arrow)

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
5.

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Large Cap Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	ASI-PXC-0507-LP	(down arrow)

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
6.

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Mid Cap Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	ASI-PXC-0507-LP	(down arrow)

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
7.

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Small Cap Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	ASI-PXC-0507-LP	(down arrow)

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
8.

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Strategic Growth Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	ASI-PXC-0507-LP	(down arrow)

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
9.

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Value Strategies Fund, and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

	(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	ASI-PXC-0507-LP	(down arrow)